UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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VICTOR INDUSTRIES, INC.

(Name of Registrant as Specified in its Charter)
NOT APPLICABLE

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VICTOR INDUSTRIES, INC.
180 S.W. Higgins Avenue
Missoula, MT 59803

October 4, 2006

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of Victor Industries, Inc. to be held on October 23, 2006 at 10:00 a.m., local time, at the Company’s Headquarters located at 180 S.W. Higgins Avenue, Missoula, MT 59803.

The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be considered and acted upon by stockholders of the Company at the Meeting. Please carefully review the information contained in the Proxy Statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS VERY IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.  IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AT THAT TIME BY REQUESTING THE RIGHT TO VOTE IN PERSON.

Sincerely,

/s/ LANA POPE

Lana Pope
Chief Executive Officer

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 23, 2006

PLEASE TAKE NOTICE that the Annual Meeting of Stockholders (the “Meeting” or “Annual Meeting”) of Victor Industries, Inc. (the “Company”) will be held on October 23, 2006 at 10:00 a.m., local time, at the Company’s Headquarters located at 180 S.W. Higgins Avenue, Missoula, MT 59803, for the following purposes:

At the Annual Meeting the following items shall be considered and voted upon:

1.	the appointment of Lana Pope and David Boulter as Directors of the Company for the term of one year or until their successors are duly appointed;
2.	the appointment of Peterson Sullivan, PLLC, as the Company’s independent auditors for fiscal year end December 31, 2006;
3.
the filing of a Certificate of Amendment with the Secretary of State of Idaho in order to effect a reverse stock split of the Company’s issued and outstanding common stock, a range from one new share for one hundred (1:500) to one new share for one thousand currently issued and outstanding shares (1:1200) of the Company’s common stock;

4.	to consider and vote upon the merger of the Company with and into its wholly-owned Nevada subsidiary, Victor Nevada, Inc., for the sole purpose of changing the Company’s State of domicile;
5.
the approval and ratification an Acquisition Agreement & Plan of Reorganization whereby the Company shall acquire all of the issues and outstanding shares of common stock of Ethos Environmental, Inc., a Nevada corporation solely for shares of the Company’s post-reverse split Common Stock;

6.	the approval and ratification of the proposed sale of the Company’s wholly-owned subsidiary New Wave Media, a Nevada corporation; and,
7.	to transact such other business as may properly come before the annual meeting.

Only stockholders of record at the close of business on October 3, 2006 (the “Shareholders”) will be entitled to notice of, and to vote at, the Annual Meeting, and any adjournments or postponements thereof. The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting, and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and any adjournments or postponements thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting in person, your vote is important. To assure your representation at the Annual Meeting, please sign and date the enclosed Proxy Card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada. Should you receive more than one Proxy Card because your shares are registered in different names and addresses, each Proxy Card should be signed and returned to assure that all your shares will be voted. You may revoke your proxy in the manner described in the Proxy Statement at any time prior to it being voted at the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. These Proxy materials will be mailed on or about October 10, 2006 to all stockholders of record at October 3, 2006.

By Order of the Board of Directors

/s/ LANA POPE

Lana Pope
CEO

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

PROXY STATEMENT

SUMMARY TERM SHEET

This summary highlights the material information from Proposal 5 contained in this document (the “Merger Proposal”). This summary may not contain all of the information that is important to you and should be read together with the more detailed information contained elsewhere in this proxy statement and in the Exhibits to this proxy statement, including the Agreement and Plan of Merger (the “APR Merger”) attached to this Proxy statement as Exhibit F. You should read this entire proxy statement, its Exhibits and all documents that have been incorporated by reference before executing your proxy. Section references are included below to direct you to a more complete description of the topics

The following summarizes the principal terms of Proposal 5 and the APR Merger of Victor Industries, Inc., an Idaho corporation (“VICI”) with Ethos Environmental, Inc., a Nevada corporation (“ETHOS”).

•	You are being asked to approve all necessary proposals (the “Necessary Proposals”) needed to implement the merger set forth in Merger Proposal. The Necessary Proposals are:

o
first, the filing of a Certificate of Amendment with the Secretary of State of Idaho in order to effect a reverse stock split of the Company’s issued and outstanding common stock, a range from one new share for one hundred (1:500) to one new share for one thousand currently issued and outstanding shares (1:1200) of the Company’s common stock; See “Proposal 3, page 11”)

o
second, that VICI merge into its wholly owned subsidiary Victor Industries, Inc. a Nevada corporation (“VICI Nevada”) for the sole purpose of redomiciling under the laws of the State of Nevada. See (Proposal 4, page 16); and

o	third, that following the redomicile to the state of Nevada, VICI Nevada will merge with ETHOS. VICI Nevada will be the surviving corporation. See (Proposal 5, page 23)

•
An annual meeting of the shareholders of the Company will be held on October 23, 2006 at our offices at 10:00 a.m. local time, to consider and vote upon several proposals. The proposals contained in this Proxy statement that are unrelated to the Merger Proposal are:

o	first, the appointment of Lana Pope and David Boulter as Directors of the Company for the term of one year or until their successors are duly appointed;

o	second, the appointment of Peterson Sullivan, PLLC, as the Company’s independent auditors for fiscal year end December 31, 2006; and

o	third, the approval and ratification of the proposed sale of the Company’s wholly-owned subsidiary New Wave Media, a Nevada corporation.

•
You are entitled to vote at the annual meeting if you owned shares of VICI common stock at the close of business on October 3, 2006, which is the record date for the annual meeting. You will have one vote at the annual meeting for each share of VICI common stock you owned at the close of business on the record date. On the record date, there were 573,850,483 shares of our common stock outstanding and entitled to be voted at the annual meeting. The approval and adoption of the APR Merger agreement requires the affirmative vote of a majority of the votes cast, either in person or by proxy, at the annual meeting. See “Notice of Annual Meeting of Stockholders” page 3.

•
Under the terms of the APR Merger, VICI Nevada will acquire all issued and outstanding shares of Ethos in exchange for 17,718,187 shares of the post reverse split common stock of VICI Nevada. The 17,718,187 Shares of VICI Nevada common stock represents an estimated 97% of the total issued and outstanding post reverse split shares. Unless otherwise indicated, this proxy statement assumes that 17,718,187 VICI Nevada common shares will be issued in conjunction with the APR Merger. See (“Merger Consideration”, page 23.)

o
As of October 3, 2006, directors and executive officers of VICI and their affiliates (the “VICI Inside Stockholders”) beneficially owned and were entitled to vote 40,339,916 shares or approximately .10% of VICI’s outstanding common stock. The VICI Inside Stockholders have also indicated that they intend to vote their shares in favor of all other proposals being presented at the meeting and that they will vote the shares they purchased in open market transactions in favor of all of the proposals being presented at the meeting, including the merger proposal. See “VICI Inside Stock Holders”, page 24.

•	Following the merger the name of VICI shall be Ethos Environmental, Inc.

•	The corporate headquarters and principal executive offices of VICI will be located at 7015 Alamitos Avenue in San Diego, CA 92154, which is Ethos’s corporate headquarters

•
VICI and Ethos will cause the common stock of VICI outstanding prior to the APR Merger, which is traded on the Over The Counter Trading Bulletin Board (“OTCBB”), to continue trading on the OTCBB, albeit a new symbol shall be requested by the filing of the appropriate documentation.

•
When you consider the recommendation of VICI's board of directors in favor of adoption of the APR Merger proposal, you should keep in mind that VICI's executive officers and members of VICI's board have interests in the APR Merger transaction that are different from, or in addition to, your interests as a stockholder. These interests include, among other things if the APR Merger is not approved, that VICI will be required to seek additional funds or possible business combinations in order to remain operational. See “Interests of VICI Directors and Officers in APR Merger”, page 24.

•
Consummation of the APR Merger and the related transactions is conditioned on the VICI stockholders adopting this merger proposal. In addition, the consummation of the merger is conditioned upon the following:

o	no order, stay, judgment or decree being issued by any governmental authority preventing, restraining or prohibiting in whole or in part, the consummation of such transactions;

o
the delivery by each party to the other party of a certificate to the effect that the representations and warranties of the delivering party are true and correct in all material respects as of the closing and all covenants contained in the APR Merger have been materially complied with by the delivering party;

o	the receipt of necessary consents and approvals by third parties and the completion of necessary proceedings;

o	VICI's common stock being quoted on the OTCBB; and

o	those additional terms and conditions as fully set forth in the APR Merger Agreement attached hereto. See “Conditions to the Closing of the APR Merger”, page 25.

•
The merger agreement may be terminated at any time before the completion of the merger by mutual written consent of both ETHOS and VICI or by either party in certain instances. See “Termination Amendment and Waiver,” page, 25.

•
The APR Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and no gain or loss will be recognized by VICI as a result of the APR Merger. See “Tax Consequences of the Merger”, page, 26.

•	There are no dissenters’ rights applicable to the APR Merger proposal

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CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as “believes,” “expects,” “may,” “will,” “should,” “estimates” or “anticipates” or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to matters described in this Information Statement and matters described in “Note on Forward-Looking Statements” in our Annual Reports on Forms 10-KSB for the fiscal years ending December 31, 2004 and December 31, 2005. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

Record Date

The record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, and any adjournments or postponements thereof, is October 3, 2006 with respect to the 573,850,483 shares of the Company's $0.0001 par value common stock outstanding as of that date. No shares of the Company's Preferred Stock, par value $0.0001 per share, were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on October 3, 2006. Stockholders may not cumulate votes in the election of directors.

         The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting, and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and any adjournments or postponements thereof, and for a period of ten days prior to the meeting during regular business hours at the offices of the Company listed above.

Voting; Quorum

The presence in person or by proxy of the holders of a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum in connection with the transaction of business at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote).

Appraisal Rights.

Pursuant to section 30-1-1302 of the Idaho Business Corporations Act stockholders may have the right to assert appraisal rights with respect to Proposal 3, the reverse stock split, and Proposal 4, the reincorporation from the State of Idaho to the State of Nevada. A shareholder may be entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of the above referenced corporate action. The procedure for perfecting appraisal rights is complicated and any shareholder contemplating exercising such right is hereby advised to seek independent legal counsel to assist in the process. A complete copy of the Idaho Business Corporation Act’s relevant section(s) have been attached here to as Exhibit A pursuant to Section 30-1-1320 of the Idaho Business Corporation Act.

Proxies

If the enclosed Proxy Card is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If a signed and returned Proxy Card does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board, unless the authority to vote for the election of such directors is withheld. In addition, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 1, 2, 3, 4, 5, and 6 described in this Proxy Statement, and as the proxy holders deem advisable for all other matters as may properly come before the Annual Meeting.

Revocability

You may revoke or change your proxy at any time before the Annual Meeting by filing with the Secretary of the Company, at the Company's principal executive offices at, 180 Southwest Higgins Avenue, Missoula, MT 59804 by sending a notice of revocation or another signed Proxy Card with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the enclosed Proxy Card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Financial Information

Our quarterly and annual reports on Form 10-QSB and Form 10-KSB, respectively, and Form 8-K relating to material contained in this Proxy have been filed with the SEC and may be viewed on the SEC's Web site at HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR, AND SIMPLY TYPING IN “Victor Industries” in the Edgar Archives. We are presently “current” in the filing of all reports required to be filed by us.

Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the date of this report based on information available to the Company by;

(i)  each person who is known by the Company to own more than 5% of the outstanding Common  Stock based upon reports filed by such persons with the Securities and Exchange Commission;
(ii)  each of the Company’s directors;
(iii)  each of the Named Executive Officers; and
(iv)  all officers and directors of the Company as a group.

Name and Address	Shares Beneficially Owned (1)	Percent of Class
Lana Pope	24,573,454	0.07
David Boulter	15,766,462	0.03

TOTAL	40,339,916	0.10

(1)	As of October 3, 2006.

Section 16(a) Beneficial Ownership Reporting Compliances

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The Company believes that during the year ended December 31, 2005, its officers, directors and holders of more than 10% of the Company’s common stock, if any, complied with all Section 16(a) filing requirements. This disclosure is based on a review of the forms submitted to the Company during, and with respect to, its fiscal year ending December 31, 2005.

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PROPOSAL ONE- ELECTION OF DIRECTORS

General

As of October 3, 2006, the Board consisted of two directors. At the 2006 annual meeting, two directors will be elected to serve a one-year term expiring at the next annual meeting of stockholders and until such director’s successor shall have been elected and qualified. Our Board has nominated Lana Pope and David Boulter for election as directors to serve until the 2007 annual meeting of stockholders. All nominees are currently members of the Board.  Each nominee has expressed his or her willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Nominees

Lana Pope (52) Our interim Chief Executive Officer, Treasurer and director is Lana Pope. Ms. Pope is 52 years old and has served as our corporate accountant since April 2000. Lana J. Pope is a Missoula, MT native and has lived there all but 10 months of her life.  She has owned & operated L.J.M. Enterprises, a bookkeeping and tax service, since November 1989.  Prior to that, she worked as a bookkeeper for numerous companies and has more than 30 years experience in the accounting.

Dave Boulter (65) In addition to serving as our Secretary since 2000, Mr. Boulter has also served as a Director during the same period of time. Moreover, since 1998, Mr. Boulter has also been involved full time as owner/operator of Booth Distributing, a local Missoula company which distributes auto care products.

Executive Compensation

The following table sets forth certain summary information regarding compensation paid by the Company for services rendered during the fiscal year ending December 31, 2004 and the fiscal year ending December 31, 2005, to the Company’s Chief Executive Officer and President during such periods.

Executive Compensation Table

Name and Position	Year	Annual Comp Salary	Long Term Compensation Awards—Securities Underlying Stock Options (1)
Lana Pope, President, CEO, Chairwoman of the Board	2004 2005	$60,000 $51,000	-
David Boulter, Director	2004 2005	$36,000 $39,000	-

(1) There were no stock options granted or exercised by the named executive directors in fiscal year 2004 or fiscal year 2005.

Identification of Audit Committee; Audit Committee Financial Expert

The Company currently does not have an audit committee and has not made a determination of whether there is a financial expert. The Company does not presently plan to establish an audit committee. However, if an audit committee is established, the Registrant will make the proper disclosures on Form 8-K.

Employment Agreements

The Registrant has no written employment agreements.

Director Compensation

The Company has adopted no retirement, pension, profit sharing or other similar programs.

Pending Legal Proceedings

  To the knowledge of our management, no director or executive officer is party to any action in which any has an interest adverse to us.

Involvement in Certain Legal Proceedings

  Except as indicated at the end of this heading, and to the knowledge of our management and during the past 10 years, no present or former director, person nominated to become one of our directors, executive officers, promoters or control persons:

(1) Was a general partner or executive officer of any business by or against which any bankruptcy    petition was filed, whether at the time of such filing or two years prior thereto;
(2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding    (excluding traffic violations and other minor offenses);
(3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or    vacated,  of any court of competent jurisdiction, permanently or temporarily enjoining him from or    otherwise limiting, the following activities:
(i)  Acting as a futures commission merchant, introducing broker, commodity trading    advisor, commodity pool operator, floor broker, leverage transaction merchant,     associated person of any of the foregoing, or as an investment adviser, underwriter,    broker or dealer in securities, or as an affiliated person, director or employee of any    investment company, bank, savings and loan association or insurance company, or    engaging in or continuing any conduct or practice in connection with such activity;
(ii) Engaging in any activity in connection with the purchase or sale of any  security or     commodity or in connection with any violation of federal or state securities laws or     federal commodities laws;
(4) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or    vacated,  of any federal or state authority barring, suspending or otherwise limiting for more than    60 days  the right of such person to engage in any activity described above under this Item, or to    be associated with persons engaged in any such activity;
(5) Was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange  Commission to have violated any federal or state securities law, and the judgment in such civil  action or finding by the Securities and Exchange Commission has not been subsequently reversed,  suspended, or vacated; or
(6) Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures    Trading Commission to have violated any federal commodities law, and the judgment in such civil   action or finding by the Commodity Futures Trading Commission has not been subsequently    reversed, suspended or vacated.

Required Vote

The directors standing for election at the annual meeting shall be elected by the affirmative vote of a plurality of the shares of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE NOMINEES ABOVE

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

On April 23, 2006, upon the authorization and approval of the board of directors, the Company retained Peterson Sullivan, PLLC, the (“Accountants”) as the principal accountants to audit the Company’s financial statements.

As of the end of the periods covered by the Company's 10-KSB for fiscal years 2004 and 2005, we have evaluated, under the supervision and with the participation of management, including our chief executive officer, the effectiveness of the design and operation of our “disclosure controls and procedures” (as defined in Security Exchange Act of 1934, Rules 13a - 15(e) and 15d - 15(e)). Based on this evaluation, our management, including our chief executive officer, has concluded that as of the date of the evaluation our disclosure controls and procedures were effective to ensure that all material information required to be filed in this report has been made known to them.

During the interim period from January 1, 2004 through April 23, 2006, there were no disagreements with the Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Accountants, would have caused the Accountants to make reference to the subject matter of the disagreements in connection with the Accountants reports.

Changes in Internal Controls over Financial Reporting

There have been no changes in internal controls over financial reporting that occurred during the most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal controls over financial reporting.

Audit Fees

During fiscal years 2005 and 2004, the aggregate fees billed or estimated to be billed to us for professional services rendered by Peterson Sullivan, PLLC, for the audit of our annual financial statements, review of financial statements included in our annual reports or services normally provided by our accountants in connection with statutory and regulatory filings or engagements were $16,700 and $21,392, respectively.

All Other Fees

During fiscal years 2004 and 2005, there were no fees billed to us for any other products or services provided by Peterson Sullivan, PLLC, other than the services reported above.

Pre-Approval Policies and Procedures

The Board of Directors is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. The Board has no established policy regarding pre-approval of any audit or permissible non-audit services provided by the independent auditor.

Nominating Committee and Other Committees

As of October 3, 2006 our board of directors had not established an audit, nominating or compensation committee. We recognize that these committees, when established, will play a critical role in our financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process.

Until such time as any of these committees has been established, the board of directors will continue to undertake those tasks normally associated with them to include, but not by way of limitation, the (i) review and discussion of the audited financial statements with management, (ii) discussions with the independent auditors the matters required to be discussed by the Statement On Auditing Standards No. 61, as may be modified or supplemented, (iii) nomination of new directors, and (iv) compensation for directors.

At this time, the Board of Directors has determined that the addition of a Nominating Committee, is not necessary based on the Company’s current size and its operational and management requirements. Instead, the Board acts in lieu of committees and will consider candidates recommended by security holders, and by security holders in submitting such recommendations; should provide a completed Directors Questionnaire to the Company. There are no specific, minimum qualifications that the nominating committee believes must be met by a nominee recommended by security holders. The Board believes that there are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

Each of the members of the Board which acting in lieu of a nominating committee is not independent, pursuant to the definition of independence of a national securities exchange registered pursuant to section 6(a) of the Act (15 U.S.C. 78f(a).

Auditor Representative

A representative of the Accountant will not be present at the Annual Meeting and will therefore not make any statements or receive any questions.

Required Vote

Ratification of the appointment of the new Accountant shall be approved by the affirmative vote of the holders of a majority of the shares of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions and broker non-votes will not be counted for purposes of determining whether such a proposal has been approved.

Although stockholder ratification of the Board of Directors' appointment is not required, the Board of Directors considers it desirable for the stockholders to pass upon the selection of the independent public accountants. In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent public accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE APPOINTMENT

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PROPOSAL THREE—AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO EFFECT A REVERSE SPLIT OF THE COMPANY'S OUTSTANDING COMMON STOCK

The Certificate of Amendment

After this Proxy Statement has been filed with the SEC, and mailed to all holders of record of the Company’s shares, and upon the expiration of all applicable waiting and review periods under the Exchange Act, the Company will file a Certificate of Amendment to its Articles of Incorporation with the State of Idaho effecting the following corporate action:

General

The Company's Board of Directors has approved and adopted resolutions proposing, declaring advisable and in the Company's best interests, and recommending to the stockholders of the Company for approval an amendment to the Company's Amended and Restated Certificate of Incorporation (the “Charter”). The purpose of the amendment is to effect, a reverse split of the Company's 573,850,483 shares of issued and outstanding Common Stock, at an exchange ratio within the range of 1-for-500, to 1-for-1200 (a “Reverse Split”). If the Reverse Split Proposal is approved, the Board would have the authority (without further stockholder approval) to elect, as it determines to be in the best interests of the Company and its stockholders, whether or not to implement any stockholder-approved Reverse Split, and if so at which of the stockholder-approved exchange ratios.

The Board believes that approval of the Reverse Split Proposal, within the above stated range, would allow the Board the discretion to choose which Reverse Split to implement, rather than approval of a reverse split at a single specified exchange ratio. This method provides the Board with the maximum flexibility to react to future market conditions and therefore, act in the best interests of the Company and its stockholders.

Stockholders may vote in favor of, against or abstain from the Reverse Split Proposal. The text to the proposed amendment is attached hereto as Exhibit B, the Proposed Amendment to the Company's Articles of Incorporation.

If the stockholders approve the Reverse Split Proposal, the timing of any implementation of the Reverse Split will be determined in the judgment of the Board of Directors, with the intention of maximizing the Company's ability to make itself more attractive to a merger agreement as well as other intended benefits of a Reverse Split to stockholders and the Company. See the information below under the caption “Purposes of the Reverse Split.”

The Board of Directors also reserves the right, notwithstanding stockholder approval to not proceed with the stockholder-approved Reverse Split, if, at any time prior to filing an Amendment with the Secretary of State of the State of Idaho (the “Effective Time”), the Board of Directors, in its sole discretion, determines that the stockholder-approved Reverse Split is not in the best interests of the Company and its stockholders. The Board of Directors may consider a variety of factors in determining whether or not to implement any stockholder-approved Reverse Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments and the Company's actual and projected business and financial performance.

         If the Reverse Split Proposal is approved, and the Board elects to implement an approved Reverse Split, each of the Company's presently outstanding shares (the “Old Shares”) of Common Stock would be exchanged for new shares (the “New Shares”) of Common Stock in an exchange ratio within 1-for-500 and 1-for-1200. If the Board elects to implement a stockholder-approved Reverse Split, such split will be effectuated simultaneously for all holders of the Common Stock and the exchange ratio will be the same for all of the Common Stock. An implemented Reverse Split will affect all of the Company's stockholders uniformly and will not change the proportionate equity interests of the Company's stockholders, nor will the respective voting or other rights of stockholders be altered. The Common Stock issued pursuant to an implemented Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Purposes of the Reverse Split

In Missoula, Montana, on March 26, 2006, the Company’s Board of Directors met and authorized the execution of a merger agreement with Ethos. At that time, the Company’s Board also authorized a reverse stock split between 1:100 and 1:1000, in order to effectuate the contemplated merger with Ethos (as further described herein in Proposal 5 below). At a later meeting, the Board revised the range of the Reverse Split to 1:500 to 1:1200. Any such agreement with Ethos will necessarily involve a post-reverse share exchange on a one-for-one basis. After such an issuance, we believe that the resulting amount of our outstanding shares will adversely affect any possibility of creating and maintaining an orderly market for our common stock following a merger transaction.

If for any reason the Company deems it advisable to do so, the reverse stock split may be abandoned at any time prior to its effectiveness without further action by the Company's stockholders.

Procedure of the Reverse Stock Split

The Reverse Split will become effective upon the filing with the Secretary of State of the State of Idaho of a Certificate of Amendment to our Restated Certificate of Incorporation, as amended. The exact timing of the filing of the Certificate of Amendment, however, will be determined by the Board of Directors based upon the evaluation as to when this action would be most advantageous to our stockholders. In addition, the Company reserves the right to elect not to proceed with the Reverse Split if, at any time prior to the effective time of the Reverse Split, the Company, in its sole discretion, determines that the Reverse Split of its common stock is no longer in the best interests of the Company and its stockholders.

Commencing at the effective time of the Reverse Split, each common stock certificate would be deemed for all corporate purposes to evidence ownership of the reduced number of shares of the Company’s common stock resulting from the Reverse Split. As soon as practicable after the effective date, stockholders would be notified as to the effectiveness of the Reverse Split and instructed as to how and when to surrender their certificates of common stock.

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE A LETTER OF TRANSMITTAL FROM OUR EXCHANGE AGENT, IF ANY.

Fractional Shares

We do not intend to issue fractional shares in connection with the Reverse Split. Stockholders that otherwise would be entitled to receive fractional shares because the number of shares of the Company’s common stock they hold is not evenly divisible by the Reverse Split ratio will be rounded up to the nearest whole share, not to be reduced below one share.

Effects of Reverse Stock Split

The Reverse Split will not, by itself, impact the Company's assets or prospects. However, the Reverse Split could result in a decrease in the aggregate market value of the Company's equity capital. The Reverse Split may affect the liquidity of the common stock because of the reduced number of shares outstanding after the Reverse Split. Also, the Reverse Split could result in some stockholders owning “odd-lots” of less than 100 shares of common stock. Odd-lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in “round-lots” of even multiples of 100 shares. The Board believes, however, that these risks are outweighed by the benefits of the Reverse Split.

The following tables approximate the change to the capital structure of the Company should the reverse stock split be effectuated:
	Issued and Outstanding	Authorized and Reserved for Issuance	Authorized and Unreserved (1)

Post 1-for-500 Reverse Split	1,147,701	17,718,187	981,134,112
Post 1-for-1200 Reverse Split	478,209	17,718,187	981,803,604

(1) As a result of any reverse split, we will have an increased number of authorized but unissued    shares of common stock. Authorized but unissued shares will be available for issuance, and we    may issue such shares in financings or otherwise. If we issue additional shares, the ownership    interests of our current stockholders may be diluted.

Potential Disadvantages to the Reverse Stock Split

Reduced Market Capitalization. While we expect that the reduction in our outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the reverse stock split will increase the market price of our common stock by a multiple equal to the number of pre-split shares in the reverse split ratio determined by the board of directors or result in any permanent increase in the market price, which can be dependent upon many factors, including our business and financial performance and prospects. Should the market price decline after the reverse stock split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the reverse stock split. In some cases the stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our common stock immediately after the effective date of the proposed reverse stock split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the reverse stock split is effected, or that the reverse stock split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the reverse stock split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the reverse stock split, then our overall market capitalization will be reduced.

Liquidity. Although the board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the reverse stock split and the anticipated increase in the price of our common stock could encourage interest in our common stock, such liquidity could also be adversely affected by the reduced number of shares outstanding after the reverse stock split.

Voting Rights

There will be no change in the terms of the common stock as a result of the Reverse Split. After the Reverse Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the currently issued common stock now authorized. With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of common stock prior and subsequent to the Reverse Split will remain the same. Holders of the Company's common stock will have no preemptive rights.

Federal Income Tax Consequences

The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This discussion is based on the Internal Revenue Code, as amended (the “Code”), the Treasury Regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service, and all other applicable authorities as of the date of this document, all of which are subject to change (possibly with retroactive effect).

This discussion is for general information only and does not describe all of the tax consequences that may be relevant to a holder in light of such holder's particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, and persons who acquired their common stock as compensation). In addition, this summary is limited to stockholders that hold their common stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction. Accordingly, each stockholder of the Company is strongly urged to consult with a tax adviser to determine the particular federal, state, local or foreign income or other tax consequences to such holder of the reverse stock split.

We believe that the U.S. federal income tax consequences of the Reverse Split generally are as follows:

•	No gain or loss would be recognized by the Company upon the Reverse Split;
•
The aggregate adjusted basis of the shares of the Company's common stock held by a stockholder following the Reverse Split would be equal to such stockholder's aggregate adjusted basis in the Company's common stock held immediately prior to the Reverse Split;

The holding period of the Company's common stock held by a stockholder following the Reverse Split would include the holding period of the shares of the Company's common stock held immediately prior to the Reverse Split.

Dissenters Rights

There are no dissenters' rights applicable to this proposal.

Financial Information

Our quarterly and annual reports on Form 10-QSB and Form 10-KSB, respectively and Form 8-K relating to material contained in this Proxy have been filed with the SEC, are herein incorporated by this reference, and may be viewed on the SEC's Web site at HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR, AND SIMPLY TYPING IN “Victor Industries” in the Edgar Archives. We are presently “current” in the filing of all reports required to be filed by us.

Required Vote

To be approved, the Reverse Split Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”
THE REVERSE SPLIT

PROPOSAL FOUR—REDOMICILE TO NEVADA

Introduction

The following discussion assumes that the Company has effectuated Proposal 3 as discussed above. For purposes of this Proposal, the Company and any reference thereto, shall refer to the redomiciled Nevada Company, VICI Nevada. For the business combination with Ethos to close, Proposal 3, supra, and this Proposal 4 must be approved, otherwise the contemplated transaction with Ethos will fail. Therefore, this Proposal assumes that Proposal 3 has been ratified and all action taken to effectuate the proposed action has been completed.

The merger of the Company with and into its wholly-owned subsidiary, Victor Nevada, Inc., a Nevada corporation (“VICI Nevada”) will have the sole effect of changing the domicile of the Company from the State of Idaho to the State of Nevada. The Company will thereafter be governed by the laws of the State of Nevada rather than the laws of the State of Idaho. A copy of the Plan of Merger is attached to this Proxy Statement as Exhibit C.

Once this Plan of Merger becomes effective, the Company will be governed by the articles of incorporation and bylaws of VICI Nevada, which have been attached to this Proxy Statement as Exhibits D and E, respectively. Shareholders of the Company do not have preemptive rights nor will they as a result of this Plan of Merger.

Principal Reasons for Reincorporating in Nevada

The Company is making this recommendation in order to assist in the completion of the contemplated business combination with Ethos Environmental, Inc., a Nevada corporation (“Ethos”). Although the principal terms of that transaction, discussed below, have been agreed upon, the Company believes, that due to the nature of the proposed transaction with Ethos, that, should the transaction fail to be completed, the Company will be in a better position to attract suitable candidates for other possible business combination(s). On the other hand, should the transaction with Ethos close, the post-transaction Company will be better situated under Nevada law for future expansion and corporate regulation.

We believe that, in general, Nevada law provides greater protection to our directors and the Company than Idaho law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. Reincorporation in Nevada may help the Company attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors.

Reincorporation in Nevada will limit the personal liability of directors of the Company. Idaho law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. The certificate of incorporation of the Company excludes director liability to the maximum extent allowed by Idaho law. Nevada law permits, and VICI Nevada has adopted in its articles of incorporation, a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud, or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Operating the Company as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, the Company will be governed by Nevada corporate law, while Victor Industries, Inc. is presently governed by Idaho law. Our board of directors believes that Nevada law constitutes a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater detail immediately below.

Significant Differences Between Idaho and Nevada Law as they Effect the Company

PROVISION	NEVADA LAW	IDAHO LAW
GENERAL
1. Courts	Nevada has a large body of statutory and case law devoted to corporate law questions.	Idaho has a large body of statutory law dealing with corporations.

DIRECTOR AND OFFICER LIABILITY

1. Director liability limitations
The articles of incorporation and NRS (Nevada Revised Statutes) 78.138 (7) limit liability of a director to the corporation and to stockholders for consequences that are a direct result of official or sanctioned actions.  Also, director or officer, unless directed otherwise by statute, is not liable for debts or liability of corporation unless acting as the alter ego of the corporation.  NRS 78.747 (1).
The IC (Idaho Code) 30-1-202 has provisions eliminating or limiting the liability of a director to the corporation or its shareholders with certain exceptions.

2. Exceptions to director liability limitations.	No limitations on liability or for intentional misconduct, fraud, or knowingly violating the law. NRS 78.138 (7)(b).
(a) The amount of a financial benefit received by a director to which he is not entitled,
(b) An intentional infliction of harm on the corporation or the shareholders,
(c) A violation of section 30-1-833, Idaho Code, or
(d)  An intentional violation of criminal law

3.Indemnification of directors and officers
NRS 78.7502 (1): A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the
Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: is not liable under NRS 78.138, acted in “good faith”, or had no reasonable cause to believe his conduct was unlawful.

IC 30-1-852, Mandatory Indemnification.
A corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

IC 30-1-851, Permissible Indemnification.
Except as otherwise provided, a corporation may indemnify an individual who is a party to a proceeding because he is a director against liability incurred in the proceeding if
    (a)  (i)  He conducted himself in good faith; and
         (ii)  He reasonably believed
              (A)  In the case of conduct in his official capacity, that his conduct was in the best interests of the corporation, and
              (B)  In all cases, that his conduct was at least not opposed to the best interests of the corporation; and
         (iii)  In the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; or
    (b)  He engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation, as authorized by law.

4. Advancement of litigation expenses
The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.

A corporation may, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding because he is a director if he delivers to the corporation
    (a)  A written affirmation of his good faith belief that he has met the relevant standard of conduct described in section 30-1-851, Idaho Code, or that the proceeding involves conduct for which liability has been eliminated under a provision of the articles of incorporation; and
    (b)  His written undertaking to repay any funds advanced if he is not entitled to mandatory indemnification under section 30-1-852, Idaho Code, and it is ultimately determined that he has not met the relevant standard of conduct.

SALE OF ASSETS

1. Voting requirements for sales of assets.
Unless otherwise provided in the articles of incorporation, every corporation may, by action taken at any meeting of its board of directors, sell, lease or exchange all of its property and assets, including its goodwill and its corporate franchises, upon such terms and conditions as its board of directors may approve, when and as authorized by the affirmative vote of stockholders holding stock in the corporation entitling them to exercise at least a majority of the voting power given at a stockholders’ meeting called for that purpose.
       Unless otherwise provided in the articles of incorporation, a vote of stockholders is not necessary:
      (a) For a transfer of assets by way of mortgage, or in trust or in pledge to secure indebtedness of the corporation; or
      (b) To abandon the sale, lease or exchange of assets.

Sale Of Assets In Regular Course Of Business And Mortgage Of Assets.
A corporation may, on the terms and conditions and for the consideration determined by the board of directors
    (a)  Sell, lease, exchange, or otherwise dispose of all, or substantially all, of its property in the usual and regular course of business;
    (b)  Mortgage, pledge, dedicate to the repayment of indebtedness, whether with or without recourse, or otherwise encumber any or all of its property whether or not in the usual and regular course of business; or
    (c)  Transfer any or all of its property to a corporation all the shares of which are owned by the corporation.
(2)  Unless the articles of incorporation require it, approval by the shareholders of a transaction described above is not required.

Sale Of Assets Other Than In Regular Course Of Business.

(1) A corporation may sell, lease, exchange or otherwise dispose of all, or substantially all, of its property, with or without the good will, otherwise than in the usual and regular course of business, on the terms and conditions and for the consideration determined by the corporation's board of directors, if the board of directors proposes and its shareholders approve the proposed transaction.

2. Amending Certificate or Articles of Incorporation
Amendment Before Issuance of Shares.

At least two-thirds of the incorporators or of the board of directors of any corporation, before issuing any stock, may amend the articles of incorporation of the corporation by signing and filing with the secretary of state a certificate amending, modifying, changing or altering the articles, in whole or in part.

Amendment After Issuance of Shares

Any corporation having stock may amend its articles of incorporation in any of the following respects:
      (a) By addition to its corporate powers and purposes, or diminution thereof, or both.
      (b) By substitution of other powers and purposes, in whole or in part, for those prescribed by its articles of incorporation.
      (c) By increasing, decreasing or reclassifying its authorized stock, by changing the number, par value, preferences, or relative, participating, optional or other rights, or the qualifications, limitations or restrictions of such rights, of its shares, or of any class or series of any class thereof whether or not the shares are outstanding at the time of the amendment, or by changing shares with par value, whether or not the shares are outstanding at the time of the amendment, into shares without par value or by changing shares without par value, whether or not the shares are outstanding at the time of the amendment, into shares with par value, either with or without increasing or decreasing the number of shares, and upon such basis as may be set forth in the certificate of amendment.
      (d) By changing the name of the corporation.
      (e) By making any other change or alteration in its articles of incorporation that may be desired.
      2.  All such changes or alterations may be effected by one certificate of amendment; but any articles of incorporation so amended, changed or altered, may contain only such provisions as it would be lawful and proper to insert in original articles of incorporation, pursuant to NRS
78.035 and 78.037, if the original articles were executed and filed at the time of making the amendment.

Procedure for Amending Articles after issuing stock,
      (a) The board of directors must adopt a resolution setting forth the amendment proposed and declaring its advisability, and either call a special meeting of the stockholders entitled to vote on the amendment or direct that the proposed amendment be considered at the next annual meeting of the stockholders entitled to vote on the amendment.
      (b) At the meeting, of which notice must be given to each stockholder entitled to vote pursuant to the provisions of this section, a vote of the stockholders entitled to vote in person or by proxy must be taken for and against the proposed amendment. If it appears upon the canvassing of the votes that stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation, have voted in favor of the amendment, an officer of the corporation shall sign a certificate setting forth the amendment, or setting forth the articles of incorporation as amended, and the vote by which the amendment was adopted.
      2.  If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment regardless of limitations or restrictions on the voting power thereof.
      3.  Provision may be made in the articles of incorporation requiring, in the case of any specified amendments, a larger proportion of the voting power of stockholders than that required by this section.

  Amendment Before Issuance of Shares.

 If a corporation has not yet issued shares, its incorporators or board of directors may adopt amendments to the corporation's articles of incorporation.

Amendment After Issuance of   Shares

Amendment By Board Of Directors.

Unless the articles of incorporation provide otherwise, a corporation's board of directors may adopt one or more amendments to the corporation's articles of incorporation without shareholder action
 (1)  To extend the duration of the corporation if it was incorporated at a time when limited duration was required by law;
 (2)  To delete the names and addresses of the initial directors;
 (3)  To delete the name and address of the initial registered agent or registered office, if a statement of change is on file or if an annual report has been filed with the secretary of state;
 (4)  To change each issued and unissued authorized share of an outstanding class into a greater number of whole shares if the corporation has only shares of that class outstanding;
 (5)To change the corporate name  by substituting “corporation,” “incorporated,” “company,” “limited,” or the abbreviation “corp.,” “inc.,” “co.,” or “ltd.,” for a similar word or abbreviation in the name, or by adding, deleting or changing a geographical attribution for the name;
 (6)  To reduce the number of authorized shares solely as a result of a cancellation of treasury shares; or
 (7)  To make any other change expressly permitted by law to be made without shareholder action.

Amendment By Board of Directors and Shareholders.

(1) A corporation's board of directors may propose one or more amendments to the articles of incorporation for submission to the shareholders.
 (2)  For the amendment to be adopted
    (a)  The board of directors must recommend the amendment to the shareholders unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment; and
    (b)  The shareholders entitled to vote on the amendment must approve the amendment .
 (3)  The board of directors may condition its submission of the proposed amendment on any basis.
 (4)  The corporation shall notify each shareholder, whether or not entitled to vote, of the proposed shareholders' meeting in  accordance with section 30-1-705, Idaho Code. The notice of meeting must also state that the purpose, or one (1) of the purposes, of the meeting is to consider the proposed amendment and contain or be accompanied by a copy or summary of the amendment.
 (5)  Unless this chapter, the articles of incorporation, or the board of directors require a greater vote or a vote by voting groups, the amendment to be adopted must be approved by
    (a)  A majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights; and
    (b)  The votes required by sections 30-1-725 and 30-1-726, Idaho Code, by every other voting group entitled to vote on the amendment.

ELECTIONS; PROCEDURAL MATTERS

1. Preemptive rights
As to corporations formed before October 1, 1991; preemptive rights exist, limited by the articles of incorporation or statute. As to corporations formed after October 1, 1991; preemptive rights do not exist except to the extent that the articles of incorporation provide.
The shareholders of a corporation do not have a preemptive right to acquire the corporation's unissued shares except to the extent the articles of incorporation so provide.

2. Cumulative voting
Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide..

Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.

3. Removal of directors
Except as otherwise provided by statute, any director or one or more of the incumbent directors may be removed from office by the vote of stockholders representing not less than two/thirds of the voting power of the issued and outstanding stock entitled to voting power.

In the case of corporations which have provided in their articles of incorporation for the election of directors by cumulative voting, any director or directors who constitute fewer than all of the incumbent directors may not be removed from office at any one time or as the result of any one transaction under the provisions of this section except upon the vote of stockholders owning sufficient shares to prevent each director’s election to office at the time of removal.

The articles of incorporation may require the concurrence of more than two-thirds of the voting power of the issued and outstanding stock entitled to voting power in order to remove one or more directors from office.

All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation.

The shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause.

If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect him under cumulative voting is voted against his removal.  If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director.

4. Written consent in lieu of shareholder meeting
Unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

5. Board quorum
Unless the articles of incorporation or the bylaws provide for a greater or lesser proportion, a majority of the board of directors of the corporation then in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business, and the act of directors holding a majority of the voting power of the directors, present at a meeting at which a quorum is present, is the act of the board of directors.

Unless the articles of incorporation or the bylaws provide for a greater or lesser proportion, a majority of the board of directors of the corporation then in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business, and the act of directors holding a majority of the voting power of the directors, present at a meeting at which a quorum is present, is the act of the board of directors

Tax Aspects

It is management’s belief that pursuant to the Internal Revenue Code Section 368 (a), this change of domicile from Idaho to Nevada will qualify as a tax free exchange as a mere change of place of incorporation, however effected.

Assuming that the merger of the Company into its wholly-owned subsidiary qualifies as a reorganization within the meaning of Section 368(a) of the Code:

•  No gain or loss will be recognized by a Shareholder of the Company as a result of the merger with respect to shares of the Company converted solely into shares of the surviving company;
•  The tax basis of the shares of stock of the surviving company received by the Company’s Shareholders will be the same as the tax basis of the Company’s stock exchanged therefor;
•  The holding period of the surviving company stock received by the Company’s Shareholders in the merger will include the period during which the Company’s stock surrendered in exchange therefor were held, provided that such shares of the Company were held as capital assets at the effective date of the merger.

No Opinion of Counsel and Advice to Seek Own Tax Adviser

Neither the Company nor the nominees for Director have sought an opinion of counsel with respect to the tax consequences of the transactions to be considered at the meeting. The Company and the nominees do not believe that the reincorporation in Nevada will have any tax consequences to the Company's Shareholders. Shareholders are advised to consult with their own tax advisers or counsel if they have any questions regarding the tax aspects of the transaction.

Voting

The proposal to merge the Company with its wholly-owned Nevada subsidiary will require the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE CHANGE OF THE COMPANY’S STATE OF DOMICILE FROM IDAHO TO NEVADA

(This Space Intentionally Left Blank)

PROPOSAL FIVE--MERGER WITH ETHOS ENVIRONMENTAL, INC.

Prelude

The following discussion assumes that the Company has effectuated Proposal 3 and Proposal 4 as discussed above. For purposes of this paragraph, the “Company” and any reference thereto, shall refer to the post-Reverse Split Nevada Company. Any reference to “VICI” shall refer to the present Company, and any recommendations by the Board of Directors. Should Proposal 3 and Proposal 4 not be ratified, and the terms and conditions thereof completed, the transaction discussed in this Proposal 5 is not likely to be consummated and will be terminated pursuant to the terms and conditions of the Agreement and Plan of Reorganization (the “APR Merger”). Therefore, this Proposal assumes that Proposal 3 and Proposal 4 have been ratified and all action taken to effectuate the proposed action has been completed.

The closing of the APR Merger is subject to various customary closing conditions, including but not limited to shareholder approval by both companies.

The description set forth herein of the terms and conditions of the APR Merger is qualified in its entirety by reference to the full text of such agreement, which is filed with this report as Exhibit F and incorporated by reference into this Proposal 5. The Merger Agreement has been included to provide shareholders with information regarding the terms of the merger and the merger agreement is not intended to provide any other factual information about the Company or Ethos Environmental, Inc. All such information can be found in this Proxy Statement and in other public filings made with the Securities and Exchange Commission, what are available without charge at www.sec.gov.

The Merger

The APR Merger provides for a business combination transaction by means of a merger of Ethos with and into the Company, with the Company as the corporation surviving the merger. Under the terms of the APR Merger, the Company will acquire all issued and outstanding shares of Ethos in exchange for 17,718,187 shares of common stock of the Company. Shares of Company common stock an representing an estimated 97% of the total issued and outstanding shares of Company common stock shall be issued to the Ethos stockholders.

The following summary of the material provisions of the APR Merger is qualified by reference to the complete text of the merger agreement, as amended, a copy of which is attached as Exhibit F to this proxy statement. All stockholders are encouraged to read the APR Merger in its entirety for a more complete description of the terms and conditions of the actions described therein and summarized herein.

VICI's Recommendations to Stockholders; Reasons for the APR Merger

After careful consideration of the terms and conditions of the APR Merger, the Board of Directors of VICI has determined that the APR Merger is fair to and in the best interests of VICI and its stockholders. In reaching its decision with respect to the APR Merger and the transactions contemplated thereby, the Board of Directors of VICI reviewed the financial data and the due diligence and evaluation materials provided by Ethos in order to determine that the consideration to be paid to the Ethos stockholders was reasonable.

Closing and Effective Time of the Merger

The closing of the merger will take place promptly following the satisfaction of the conditions described below under “The Merger Agreement—Conditions to the Closing of the Merger,” unless VICI and Ethos agree in writing to another time. The merger is expected to be consummated promptly after the annual meeting of VICI's stockholders described in this proxy statement.

Name & Headquarters After completion of the Merger:

•  the name of VICI shall be Ethos Environmental, Inc.;
•	the corporate headquarters and principal executive offices of VICI will be located at 7015 Alamitos Avenue in San Diego, CA 92154, which is Ethos’s corporate headquarters; and
•
VICI and Ethos will cause the common stock of VICI outstanding prior to the APR Merger, which is traded on the Over The Counter Trading Bulletin Board (“OTCBB”), to continue trading on the OTCBB, albeit a new symbol shall be requested by the filing of the appropriate documentation.

Merger Consideration

Pursuant to the APR Merger, the holders of securities of Ethos outstanding immediately before the merger will receive, in exchange for such securities, 17,718,187 shares of Company common stock. Immediately following the APR Merger, the Ethos stockholders will own approximately 97% of the total issued and outstanding Company common stock. Unless otherwise indicated, this proxy statement assumes that 17,718,187 Company common shares will be issued in conjunction with the APR Merger.

Post-Transaction Operations

As soon as practical following the close of the transaction it is contemplated that the current business operations of the Company will be spun-off into Envirotech Industrial Group, Inc., a Nevada corporation (“Envirotech”). Pursuant to the spin-off each shareholder of record shall receive a dividend share in the private company, Envirotech. Envirotech will focus its operations in the agricultural industry focusing on emerging technology in the fertilizer and plant growth enhancement sphere. Shareholder receiving a dividend share in Envirotech shall be shareholder in a private company. The Company, based on capital requirement and business conditions, may endeavor to register its securities with the Securities and Exchange Commission facilitating Envirotech becoming a publicly traded company. At this time there is no definitive plan to register the shares of Envirotech with the SEC. Accordingly, shareholders should understand that any dividend shares received pursuant to a spin-off would not have a public market and as such would have no liquidity. The Company makes no representation that following the spin-off, the dividend shares would be registered with the SEC and therefore Envirotech may never become a publicly traded company.

Following the transaction, the Registrant will operate within the fuel reformulation industry. Ethos currently manufactures and distributes a line of fuel reformulation products designed to promote and foster an increase in fuel mileage in both personal and commercial vehicles. Ethos currently markets its products under the name Ethos Fuel Reformulators, or Ethos FR. These products not only enhance gas mileage but function to reduce emissions and vehicle maintenance costs. Ethos has patents in process covering specific areas on synthetic oils, sulfur substitutes and varied formulation of its existing products.

The post-transaction company will not continue any operations in the area of business currently conducted by the Registrant. The exclusive focus of the post-transaction company shall be within the fuel reformulation industry. The Company believes that the potential for growth in this area remains large with the current global economy and ever present focus on the global rise in fuel prices.

Post-Transaction Management and Board of Directors.

The directors and officers of Ethos in office at the time of closing of the transaction shall be appointed the directors and officers of the post-transaction Company and the current officers and directors of the Company shall immediately resign from the office and positions with the Company and shall be appointed the officers and directors of Envirotech.

VICI Inside Stockholders

As of October 3, 2006, directors and executive officers of VICI and their affiliates (the “VICI Inside Stockholders”) beneficially owned and were entitled to vote 40,339,916 shares or approximately .10% of VICI’s outstanding common stock. The VICI Inside Stockholders have also indicated that they intend to vote their shares in favor of all other proposals being presented at the meeting and that they will vote the shares they purchased in open market transactions in favor of all of the proposals being presented at the meeting, including the merger proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Annual meeting if you owned shares of VICI common stock at the close of business on the record date for the Annual meeting. You will have one vote for each share of VICI common stock you owned at the close of business on the record date. On the record date, there were 573,850,483 shares of VICI common stock outstanding.

Quorum and Vote of VICI Stockholders

A quorum of VICI stockholders is necessary to hold a valid meeting. A quorum will be present at the VICI special meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

•
The approval of the merger proposal will require the affirmative vote of the holders of a majority of the outstanding shares of VICI common stock on the record date. The merger will not be consummated if the holders of more than 50% of the common stock of VICI do not vote in the affirmative for the APR Merger.

Please note that you cannot seek conversion of your shares unless you affirmatively vote against the APR Merger.

Dissenters Rights

There are no dissenters’ rights applicable to this proposal.
Proxies

Proxies may be solicited by mail, telephone or in person. VICI has engaged Action Stock Transfer Corporation to assist in the solicitation of proxies. If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the special meeting.

Interests of VICI Directors and Officers in the APR Merger

When you consider the recommendation of VICI's board of directors in favor of adoption of the APR Merger proposal, you should keep in mind that VICI's executive officers and members of VICI's board have interests in the APR Merger transaction that are different from, or in addition to, your interests as a stockholder. These interests include, among other things if the APR Merger is not approved, VICI will be required to seek additional funds or possible business combination in order to remain operational.

Conditions to the Closing of the APR Merger

Consummation of the APR Merger and the related transactions is conditioned on the VICI stockholders adopting this merger proposal. In addition, the consummation of the merger is conditioned upon the following:

•  no order, stay, judgment or decree being issued by any governmental authority preventing, restraining or prohibiting in whole or in part, the consummation of such transactions;
•  the delivery by each party to the other party of a certificate to the effect that the representations and warranties of the delivering party are true and correct in all material respects as of the closing and all covenants contained in the APR Merger have been materially complied with by the delivering party;
•  the receipt of necessary consents and approvals by third parties and the completion of necessary proceedings;
•  VICI's common stock being quoted on the OTCBB; and
•  those additional terms and conditions as fully set forth in the APR Agreement attached hereto.

Ethos’s Conditions to Closing of the APR Merger

The obligations of Ethos to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

•  there shall have been no material adverse effect with respect to VICI since the date of the merger agreement;
•  Ethos shall have received a legal opinion substantially in the form annexed to the merger agreement, which is customary for transactions of this nature, from the SteadyLaw Group, LLP, counsel to VICI; and
•  those additional terms and conditions as fully set forth in the APR Agreement attached hereto.

VICI's Conditions to Closing of the APR Merger

The obligations of VICI to consummate the transactions contemplated by the APR Merger, in addition to the conditions described above in the second paragraph of this section, are conditioned upon each of the following, among other things:

•  at the closing, there shall have been no material adverse effect with respect to Ethos since the date of the APR Merger;
•	VICI shall have received a legal opinion substantially in the form annexed to the APR Merger, which is customary for transactions of this nature, from Michael Later, Esq., counsel to Ethos; and
•  those additional terms and conditions as fully set forth in the APR Agreement attached hereto.

Termination, Amendment and Waiver

The APR Merger may be terminated at any time prior to the Effective Time of the APR Merger by the mutual written consent of the Registrant and Ethos. Either the Registrant or Ethos may terminate the APR Merger (i) if the APR Merger is not completed by June 15, 2006, (ii) if any legal restraint or prohibition prohibiting the completion of the APR Merger becomes final or non-appealable, or (iii) if the majority of the stockholders of either the Registrant or Ethos do not vote in favor of the actions described therein. In addition, Ethos may terminate the APR Merger if (i) Ethos’ board of directors determines that it is required to do so pursuant to its fiduciary duties, or (ii) Registrant breaches or fails to perform any of their respective representations, warranties or covenants under the APR Merger. Further, Registrant may terminate the APR Merger if (i) Registrant’s board of directors fails determines that it is required to do so pursuant to its fiduciary duties, or (ii) Ethos breaches or fails to perform any of their respective representations, warranties or covenants under the APR Merger.
Quotation or Listing

VICI's outstanding common stock is quoted on the OTCBB. VICI and Ethos will use their reasonable best efforts to ensure that VICI's common stock will continue to be quoted on the OTCBB.

Tax Consequences of the Merger

The APR Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and no gain or loss will be recognized by VICI as a result of the APR Merger;

Accounting Treatment

The APR Merger will be accounted for under the purchase method of accounting as a reverse acquisition in accordance with U.S. generally accepted accounting principles for accounting and financial reporting purposes. Under this method of accounting, Ethos will be treated as the “acquired” company for financial reporting purposes. In accordance with guidance applicable to these circumstances, the APR Merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the APR Merger will be treated as the equivalent of Ethos issuing stock for the net monetary assets of VICI, accompanied by a recapitalization. The net monetary assets of VICI will be stated at their fair value, essentially equivalent to historical costs, with no goodwill or other intangible assets recorded.

Regulatory Matters

The APR Merger and the transactions contemplated by the APR Merger are not subject to any additional federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or HSR Act, except for filings with the State of Idaho necessary to effectuate the transactions contemplated by the APR Merger.

Forward-Looking Statements

We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. However, the safe-harbor provisions of that act do not apply to statements made in this proxy statement. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;
•	contain projections of future results of operations or financial condition; or
•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us or Ethos in such forward-looking statements, including among other things:

•  the number and percentage of our stockholders voting against the merger proposal;
•  outcomes of government reviews, inquiries, investigations and related litigation;
•  continued compliance with government regulations;
•  legislation or regulatory environments, requirements or changes adversely affecting the business in which Ethos is engaged;
•  fluctuations in customer demand;
•  management of rapid growth;
•  general economic conditions;
•  Ethos’s business strategy and plans;

All forward-looking statements included herein attributable to any of VICI, Ethos or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, VICI and Ethos undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Extension; Waiver

At any time prior to the closing, any party to the APR Merger may, in writing, to the extent legally allowed:

•  extend the time for the performance of any of the obligations or other acts of the other parties to the agreement;
•  waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement or in any document delivered pursuant to the merger agreement; and
•  waive compliance with any of the agreements or conditions for the benefit of such party contained in the merger agreement.

Public Announcements

VICI and Ethos have agreed that until closing or termination of the merger agreement, the parties will:

•  cooperate in good faith to jointly prepare all press releases and public announcements pertaining to the merger agreement and the transactions governed by it; and
•  not issue or otherwise make any public announcement or communication pertaining to the merger agreement or the transaction without the prior consent of the other party, which shall not be unreasonably withheld by the other party, except as may be required by applicable laws or court process.

Shares of our common stock are currently traded on the over-the-counter market and are quoted on the Over The Counter Bulletin Board (“OTCBB”) under the symbol “VICI.” Following the effective date of the APR Merger, shares of common stock of the Company will be traded on the over-the-counter market under a symbol yet to be assigned, which the Company may not know prior to mailing this proxy statement to its stockholders. The Company will publicly disseminate the new ticker symbol for the common stock, as soon as it becomes available.

Financial Information

A.    2004 AUDITED Financial Statements, Ethos Environmental, Inc.

ETHOS ENVIRONMENTAL, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2004

ETHOS ENVIRONMENTAL, INC.
FINANCIAL STATEMENTS
DECEMBER 31, 2004

Table of Contents

INDEPENDENT AUDITORS’ REPORT …………………………………………. 1

FINANCIAL STATEMENTS:

Balance Sheets ………………………………………………………………… 2

Statement of Income …………………………………………………………… 3

Statement of Stockholders’ Equity …………………………………………….. 4

Statements of Cash Flows ……………………………………………………… 5

Notes to Financial Statements ……………………………………………..…. 6-9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Ethos Environmental, Inc.

We have audited the accompanying consolidated balance sheet of Ethos Environmental, Inc. (the Company) as of December 31, 2004 and 2003, and the related statements of income, stockholders' equity, and cash flows for the year ended December 31, 2003 were unaudited. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the auditing generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ethos Environmental, Inc. as of December 31, 2004 and 2003, the results of its operations and its cash flows for the years ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6 to the financial statements, the company has restated the financial statements as of December 31, 2004 and the year then ended to reflect the correction of an error discovered subsequent to March 2, 2005.

/s/ Berry & Co. CPA’S

Las Vegas, Nevada
March 2, 2005
Restated
August 10, 2006

1

ETHOS ENVIRONMENTAL, INC.
BALANCE SHEETS
DECEMBER 31, 2004 AND 2003

ASSETS

	2004	2003
Current Assets:
Cash and cash equivalents	$1,057,137	$ 27,054
Accounts receivable, net	317,902	40,664
Inventory, net	58,748	68,028

Total current assets	1,433,787	135,746

Property and equipment, net	351,117	135,173

Other assets:
Other	82,110	37,400

	82,110	37,400

Total Assets	$ 1,867,014	$ 308,319

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabiliities:
Accounts Payable	$ 122,261	$ 112,862
Accrued Expenses	38,918	19

Total current liabilities	161,179	112,881

Long-Term Liabilities:
Loans Payable	1,997	3,997

	1,997	3,997

Total Liabilities	163,176	116,878

Stockholders' Equity:
Common stock, $.001 par value, 200,000,000 shares
Authorized; 17,609,287 and 12,487,487 shares
issued and outstanding	17,610	12,488
Additional paid-in capital	3,793,046	1,220,987
Retained earnings (deficit)	(2,106,818)	(1,042,034)

Total stockholders' equity	1,703,838	191,441

Total Liabilities and Stockholders' Equity	$ 1,867,014	$ 308,319

The accompanying notes are an integral part of the financial statements.

2

ETHOS ENVIRONMENTAL, INC.
STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2004 AND 2003 (Unaudited)

	2004	2003 (Unaudited)

Sales	$ 332,780	$ 198,812

Cost of Sales	125,753	194,376

Gross Profit	207,027	4,436

Selling, General and Administrative Expenses:
Automobile expense	40,431	14,684
Bad debt expense	-	48,935
Bank service fees	1,240	430
Commissions	118,229	25,038
Depreciation expense	37,702	10,105
Insurance	2,897	998
Rent expense	62,159	52,283
Repairs and maintenance	19,129	7,280
Professional fees	657,853	124,212
Taxes and licenses	564	3,131
Other expenses	82,698	147,992
Research and development	46,950	-
Telephone and utilities	21,007	14,483
Office supplies and expense	32,106	2,041
Meals and travel expense	154,667	128,171
Miscellaneous	1,845	5,053

Total operating expenses	1,269,477	584,836

Net operating income/(loss)	(1,062,450)	(580,400)

Other expenses:
Interest expense	(2,334)	(1,545)

Net operating income/(loss) before income taxes	(1,064,784)	(581,945)

Income tax (expense) benefit	-	-

Net income/(loss)	$ (1,064,784)	$ (581,945)

Accumulated deficit, beginning	(1,042,034)	(460,089)

Retained earnings (deficit), ending	(2,106,818)	(1,042,034)

The accompanying notes are an integral part of the financial statements.

3

ETHOS ENVIRONMENTAL, INC.
STATEMENT OF STOCKHOLDERS’ EQUITY
YEARS ENDED DECEMBER 31, 2004 AND 2003 (Unaudited)

	Common Stock Shares	Common Stock	Additional Paid-In Capital	Retained Earnings / (Deficit)	Total Stockholders' Equity
Balance, January 1, 2003 (unaudited)	6,246,862	$ 6,247	$ 360,420	$ (460,089)	$ (93,422)

Stock issuances	6,240,625	6,241	860,567		866,808

Net loss (unaudited)	-	-	-	(581,945)	(581,945)

Balance December 31, 2003	12,487,487	12,488	1,220,987	(1,042,034)	191,441

Stock issuances	5,121,800	5,122	2,572,059	-	2,577,181

Net income	-	-	-	(1,064,784)	(1,064,784)

Balance, December 31, 2004	17,609,287	$ 17,610	$ 3,793,046	$ (2,106,818)	$ 1,703,838

The accompanying notes are an integral part of the financial statements

4

ETHOS ENVIRONMENTAL, INC.
STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2004 AND 2003 (Unaudited)

	2004	2003 (Unaudited)
Operating Activities:
NET income/(loss)	$ (1,064,784)	$ (581,945)
Adjustments to reconcile net income/(loss) to net cash
used in operating activities
Depreciation	37,702	10,103
Changes in operating assets and liabilities:
(Increase)/Decrease in receivables	(277,238)	14,390
(Increase)/Decrease in inventory	9,280	(90,417)
(Increase)/Decrease in other assets	(44,710)	(32,000)
Increase/(Decrease) in accounts payable	9,399	124,733
Increase/(Decrease) in accrued expenses	38,899	19

Net cash used in operating activities	(1,291,452)	(555,115)

Investing Activities:
Purchase of property, pland and equipment	(253,647)	(119,635)

Net cash used in investing activities	(253,647)	(119,635)

Financing Activities:
Proceeds from loans payable	-	3,997
Repayment of loans payable	(2,000)	-
Proceeds from capital contributions	2,577,182	686,500

Net cash provided by financing activities	2,575,182	690,497

Increase in Cash and Cash Equivalents	1,030,083	15,747

Cash and cash equivalents, beginning of year	27,054	11,307

Cash and Cash Equivalents, End of Year	$ 1,057,137	$ 27,054

The accompanying notes are an integral part of the financial statements

5

ETHOS ENVIRONMENTAL, INC.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

Note 1. Organization

Ethos Environmental, Inc. (the Company) develops and markets fuel enhancing products that reduce fuel costs and emissions. The Company is based in southern California and has developed its product marketing to locations that include the United States, Asia, Central and South America, Canada and Europe.

Note 2. Summary of Significant Accounting Policies

Accounting Method

The Company maintains its records on an accrual basis of accounting, which recognizes revenues when earned and expenses when incurred.

Accounts Receivable

Accounts receivable is recorded at the amount the Company expects to collect on balances outstanding at year-end. Management closely monitors outstanding balances and writes off, as of year-end, all balances that have not been collected by the time the financial statements are issued.

Inventory

Inventory consists primarily of raw materials and is stated at the lower of cost or market value.

Property and Equipment

Property and equipment are recorded at cost and are depreciated over their estimated useful lives using the straight-line depreciation method. Useful lives of asset classes range from 5 to 7 years.

For income tax purposes, depreciation is computed using the accelerated cost recovery system and the modified accelerated cost recovery system.

6

ETHOS ENVIRONMENTAL, INC.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

Note 2. Summary of Significant Accounting Policies

Income Taxes

The Company accounts for its income taxes under the provisions of Statement of Financial Accounting Standards 109 (SFAS 109). Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable when the assets and liabilities are recovered or settled.

Estimates

The preparation of financial statements in conformity with the generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Note 3. Property and Equipment

The Company’s property and equipment consists of the following as of December 31, 2004 and 2003.

	2004	2003
Vehicles	$ 277,202	$ 107,795
Equipment	89,722	25,134
Furniture and Fixtures	32,001	12,349
	398,925	145,278
Less: accumulated depreciation	(47,808)	(10,105)
	$ 351,117	$ 135,173

Depreciation expense for the years ended December 31, 2004 and 2003 was $37,702 and $10,105.

7

ETHOS ENVIRONMENTAL, INC.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

Note 4. Income Taxes

Deferred tax assets and liabilities consist of the following:

	2004	2003
Current taxes	$ (335,777)	$ 107,795
Deferred taxes	19,336	25,134
Valuation allowance	316,441	12,349
	-	-

SFAS No. 109 specifies tat deferred tax assets are to be reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax asset will not be realized. Management has determined that it is more likely than not that the full benefit of the net deferred tax asset will not be realized, so management has established a full valuation allowance at December 31, 2004.

Net operating loss (NOL) carry forwards may be limited under the Internal Revenue Code should significant changes in ownership occur.

The tax bases of accounts receivable exceed their bases for financial reporting by the amount of the allowance for doubtful accounts. The excess will be deductible when substantially all collection efforts have been exhausted. Property and equipment exceed their tax bases by the cumulative amount that accelerated depreciation exceeds straight-line depreciation. The excess will be taxable in future periods through reduced depreciation deductions for tax purposes.

Note 5. Concentrations of Credit Risk

The Company maintains its cash balance at a financial institution that is insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2004, the Company’s uninsured cash balance totals $958,051.

8

ETHOS ENVIRONMENTAL, INC.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

Note 6. Restatement

For the year ended December 31, 2004, the company previously recorded revenue of $6,384,000, or approximately 95% of total revenue. The company produced invoices for $4,218,000 and $2,166,000 in October and November 2004, respectively and the $6,384,000 was recorded as outstanding accounts receivable at December 31, 2004. Subsequent to the issuance of the audit report dated March 2, 2005 the company determined that it had recognized the income and related costs in error, and has restated the financial statements to correct this error. The effect of this restatement was to reduce previously reported revenue, cost of sales, net income, accounts receivable, accounts payable, income tax expense and retained earnings as follows:

	As Previously Reported	As Restated	Difference

Revenue	$ 6,716,780	$ 332,780	$ (6,384,000)
Cost of Sales	2,630,820	125,753	(2,505,067)
Net Income	2,197,004	1,064,784	(1,132,220)
Accounts Receivable	6,701,902	317,902	(6,384,000)
Accounts Payable	2,627,327	122,261	(2,505,066)
Income Tax (Expense) Benefit	(617,145)	-	617,145
Retained Earnings	1,511,330	(2,106,818)	(3,618,148)

9

B.     2005 AUDITED Financial Statements, Ethos Environmental, Inc.

ETHOS ENVIRONMENTAL, INC. FINANCIAL REPORT DECEMBER 31, 2005

C O N T E N T S

Page

INDEPENDENT AUDITORS' REPORT                                                                                               1

FINANCIAL STATEMENTS

BALANCE SHEETS                                                                                                                             2

STATEMENTS OF OPERATIONS                                                                                                      3

STATEMENTS OF STOCKHOLDERS' EQUITY                                                                              4

STATEMENTS OF CASH FLOWS                                                                                                     5

NOTES TO FINANCIAL STATEMENTS                                                                                           6 - 10

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Ethos Environmental, Inc.
San Diego, California

We have audited the accompanying balance sheet of Ethos Environmental, Inc. ("the Company") as of December 31, 2005, and the related statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the 2005 financial statements based on our audit. The 2004 financials statements were audited by other auditors whose report dated March 2, 2005, with respect to the financial statements and August 10, 2006, with respect to the restatement of the 2004 financial statements, expressed an unqualified opinion on those statements. As discussed in Note 2, the Company has restated its 2004 financial statements effective August 10, 2006, to reflect the correction of an error related to revenue recognition.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2005 financial statements referred to above present fairly, in all material respects, the financial position of Ethos Environmental, Inc. as of December 31, 2005, the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has experienced recurring losses from operations and has a substantial accumulated deficit. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ PETERSON SULLIVAN PLLC

September 5, 2006
Seattle, Washington

ETHOS ENVIRONMENTAL, INC.

BALANCE SHEETS

December 31, 2005 and 2004
ASSETS	2005	2004 (As Restated)
Current Assets
Cash	$ 198,498	$ 1,057,137
Restricted cash	300,000
Accounts receivable, net	241,085	317,902
Inventory	259,564	58,748
Building deposit	200,000
Total current assets	1,199,147	1,433,787
Property and Equipment, net	369,457	351,117
Other Assets
Loans receivable	84,110	77,110
Other	8,000	5,000
	92,110	82,110
Total assets	$ 1,660,714	$ 1,867,014
	LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$ 689,836	$ 122,261
Accrued expenses	129,477	38,918
Loan payable	13,000	1,997
Total liabilities	832,313	163,176
Stockholders' Equity
Common stock, $.001 par value, 200,000,000 shares
authorized; 22,717,477 and 17,609,287 shares
issued and outstanding in 2005 and 2004, respectively	22,718	17,610
Additional paid-in capital	3,964,138	3,793,046
Accumulated deficit	(3,158,455)	(2,106,818)
Total stockholders' equity	828,401	1,703,838
Total liabilities and stockholders' equity	$ 1,660,714	$ 1,867,014

ETHOS ENVIRONMENTAL, INC.

STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2005 and 2004
	2005	2004 (As Restated)
Sales	$ 1,780,825	$ 332,780
Cost of sales	526,459	125,753
Gross profit	1,254,366	207,027
Selling expenses	483,953	272,896
General and administrative	1,821,160	996,581
Total operating expenses	2,305,113	1,269,477
Net operating loss	(1,050,747)	(1,062,450)
Interest expense	(890)	(2,334)
Net loss	$ (1,051,637)	$ (1,064,784)

ETHOS ENVIRONMENTAL, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY

For the Years Ended December 31, 2005 and 2004
	Common Stock		Additional		Total
	Shares	Amount	Paid-In Capital	Accumulated Deficit	Stockholders' Equity
Balances at December 31, 2003	12,487,487	$ 12,488	$ 1,220,987	$(1,042,034)	$ 191,441
Common stock issued for cash	5,121,800	5,122	2,572,059	-	2,577,181
Net loss (as restated)	-	-	-	(1,064,784)	(1,064,784)
Balances at December 31, 2004	17,609,287	17,610	3,793,046	(2,106,818)	1,703,838
Common stock issued for cash	5,108,190	5,108	171,092		176,200
Net loss				(1,051,637)	(1,051,637)
Balances at December 31, 2005	22,717,477	$ 22,718	$ 3,964,138	$(3,158,455)	$ 828,401

ETHOS ENVIRONMENTAL, INC.

STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2005 and 2004
	2005	2004 (As Restated)
Cash Flows from Operating Activities
Net loss	$(1,051,637)	$ (1,064,784)
Adjustments to reconcile net loss to net cash
used in operating activities
Depreciation	83,209	37,702
Changes in operating assets and liabilities
Accounts receivable	76,817	(277,238)
Inventory	(200,816)	9,280
Loans receivable and other assets	(10,000)	(44,710)
Accounts payable	567,575	9,399
Accrued expenses	90,559	38,899
Net cash used in operating activities	(444,293)	(1,291,452)
Cash Flows from Investing Activities
Building deposit	(200,000)
Purchase of property and equipment	(101,549)	(253,647)
Net cash used in investing activities	(301,549)	(253,647)
Cash Flows from Financing Activities
Proceeds from loan payable	11,003	-
Repayment of loan payable		(2,000)
Proceeds from sale of common stock	176,200	2,577,182
Net cash provided by financing activities	187,203	2,575,182
Net Change in Cash	(558,639)	1,030,083
Cash, beginning of year	1,057,137	27,054
Cash, end of year	$ 498,498	$ 1,057,137
Reconciliation to Balance Sheet Presentation:
Cash	$ 198,498	$ 1,057,137
Restricted cash	300,000	-
	$ 498,498	$ 1,057,137

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Organization

Ethos Environmental, Inc. ("the Company") manufactures and distributes fuel reformulating products that increase fuel mileage, reduce emissions, and maintain lower fuel costs. The Company is based in Southern California and has experienced tremendous growth in the global market place, such as North and South America, Western Europe and the Asian Pacific Rim.

Going Concern

The Company has incurred significant losses from operations in the last two years. The Company's ability to continue as a going concern is in substantial doubt and is dependent upon obtaining additional financing and/or achieving a sustainable profitable level of operations.

Management of the Company has undertaken steps as part of a plan with the goal of sustaining the Company operations for the next twelve months and beyond. These steps include: (a) attempting to raise additional capital and/or other forms of financing; (b) controlling overhead and unnecessary expenses; and (c) continuing to increase the sales of its fuel reformulating product. There can be no assurance that any of these efforts will be successful.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from the estimated amounts.

Cash

Cash includes a payroll account and an operating checking account held at a financial institution. The Company's cash balances exceed federally insured limits from time to time.

Restricted cash consists of a deposit made in August 2005 that is being held in a bank in Beijing, China. This deposit is required by the government of China and must be held in the account a minimum of six months in order for the Company to conduct business in China.

Accounts Receivable

Accounts receivable are stated at their principal balances, do not bear interest and are generally unsecured. Management considers all balances over 10 days old to be past due. However, if credit is extended management conducts a periodic review of the collectibility of its accounts receivable. If an account is determined to be uncollectible based on historical experience and the current economic climate, an allowance is established and the account is written off against the allowance. The Company determined that an allowance of $576,782 and $48,935 at December 31, 2005 and 2004, respectively, was necessary.

At December 31, 2005, one customer located in Hong Kong accounted for 51% of the net accounts receivable balance and another customer, located in the U.S. accounted for 19% of the net balance. At December 31, 2004, one U.S. customer accounted for 76% of the net accounts receivable balance.

Inventory

Inventory consists primarily of the Company's fuel reformulating product and is stated at the lower of cost or market.

Building Deposit

In December 2005, the Company paid a refundable deposit of $200,000 for the purchase of a building. See Note 6 for more discussion.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the anticipated lease term or the estimated useful life. The Company's policy is to capitalize items with a cost greater than $4,000 and an estimated useful life greater than one year. The Company reviews all property and equipment for impairment at least annually.

Loan Receivable

Loans receivable consist of loans to a contractor. All loans have no stated repayment terms, are due on demand, do not bear interest and are unsecured.

Loans Payable

There is one loan payable to an employee. This loan has no stated repayment terms, is due on demand, bears interest at 10% and is unsecured. A total of $890 and $2,334 was paid in interest to the employee in 2005 and 2004, respectively.

Revenue Recognition

Revenue from the sale of fuel reformulating products is recorded when the product is shipped, the price is fixed and determinable, collection is reasonably assured, and no further obligations of the Company remain.

There was one U.S. customer that accounted for 40% of 2005 sales and one Hong Kong customer that accounted for 30% of 2005 sales.

In 2004, there was one U.S. customer that accounted for 76% of sales.

Advertising Costs

Advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2005 and 2004, was $231,380 and $0, respectively.

Shipping and Handling

Expenses related to shipping and handling are included in "cost of sales" in the statement of operations.

Concentrations

The Company uses one vendor for most of its fuel reformulating products although there are other companies that can provide equivalent products. This vendor accounted for 90% and 86% of product purchases in 2005 and 2004, respectively.

Income Taxes

The Company accounts for its income taxes under the provisions of Statements of Financial Accounting Standards No. 109 (SFAS No. 109). Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable when the assets and liabilities are recovered or settled.

Foreign Operations

Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the local functional currency (the U.S. Dollar) are included in "general and administrative" expenses in the statements of operations, which amounts were not material for the years ended December 31, 2005 and 2004.

Reclassification

Certain items from the 2004 financial statements have been reclassified to conform to the 2005 presentation.

Note 2. Prior Period Adjustment

The Company restated its 2004 financial statements to reflect the correction of an error related to revenue recognition. There was a product sale originally recorded as revenue in 2004 for which the product was never shipped. The adjustment reduced 2004 revenue and accounts receivable by $6,384,000. The adjustment also reduced cost of goods sold and accounts payable by $2,505,067. In addition, the Company increased its valuation allowance against net deferred tax assets by $617,145. As a result, 2004 net income was reduced from $2,197,004 to a net loss of $1,064,784 and retained earnings was reduced from $1,511,330 to a deficit of $2,106,818.

Note 3. Property and Equipment

The Company's property and equipment consisted of the following at December 31:

	2005	2004
Vehicles	$282,366	$277,202
Equipment	167,591	89,722
Furniture and fixtures	14,727	32,001
Computers	35,790
	500,474	398,925
Less: accumulated depreciation	(131,017)	(47,808)
	$369,457	$351,117

Note 4. Income Taxes

The Company is liable for taxes in the United States. As of December 31, 2005, the Company did not have any income for tax purposes and therefore, no tax liability or expense has been recorded in these financial statements.

The Company has tax losses of approximately $2,802,000 available to reduce future taxable income. The tax loss expires between the years 2022 and 2025.

The deferred tax asset associated with the tax loss carryforward is approximately $953,000. The Company has provided a valuation allowance against the deferred tax asset. The valuation allowance increased by $358,000 and $362,000 for 2005 and 2004, respectively.

Net operating loss carryforwards may be limited under the Internal Revenue Code should significant changes in ownership occur.

Note 5. Operating Leases

The Company leases an office building under a lease agreement that expires in July 2012. The rent expense for the year ended December 31, 2005 and 2004, totaled to $49,634 and $58,958, respectively.

The Company's future annual minimum lease payments are as follows for years ending December 31:

2006	$51,123
2007	52,657
2008	54,236
2009	55,863
2010	57,539
Thereafter	94,435
Total	$365,853

Note 6. Subsequent Events

On January 31, 2006, the Company completed the purchase of a new warehouse building. The land and building cost a total of $5.25 million. The Company obtained a loan of $4.75 million to fund the purchase. The loan bears interest at 12%, requires interest-only monthly payments starting March 1, 2006, with the principal and any remaining interest due in full on January 30, 2007. The loan is secured by a deed of trust on the building.

On April 20, 2006, the Company retained a consultant for certain corporate and product imaging and advertising services for $25,000 per month with a term of 12 months.

In May 2006, the Company entered into a five-year distributorship agreement with another U.S. corporation ("the Distributor"). The agreement gives the Distributor the rights to market the Company's product in specified marketing channels throughout Europe, North America and South America. This agreement contains minimum purchase requirements ranging from $3.5 million in the first year to $25 million in the fifth year. There are certain other covenants that must be met by the Distributor on an annual basis, the failure of which would give the Company the right to terminate the agreement.

C. March 31, 2006 Financial Information, Ethos Environmental, Inc. (Unaudited)

ETHOS ENVIRONMENTAL, INC. FINANCIAL REPORT MARCH 31, 2006

C O N T E N T S

Page

FINANCIAL STATEMENTS

BALANCE SHEET                                                                                                                     1

STATEMENTS OF OPERATIONS                                                                                           2

STATEMENTS OF STOCKHOLDERS' EQUITY                                                                    3

STATEMENTS OF CASH FLOWS                                                                                           4

NOTES TO FINANCIAL STATEMENTS -                                                                               5 - 7

ETHOS ENVIRONMENTAL, INC.

BALANCE SHEET

March 31, 2006
UNAUDITED
ASSETS
Current Assets
Cash	$ 98,566
Deposit	300,000
Accounts receivable, net	847,048
Inventory	54,729
Total current assets	1,300,343
Property and Equipment, net	5,747,848
Other Assets
Loans receivable	89,110
Other	5,000
94,110
Total assets	$ 7,142,301
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$ 723,390
Accrued expenses	129,477
Loan payable	13,000
Note payable	4,750,000
Total current liabilities	5,615,867
Stockholders' Equity
Common stock, $.001 par value, 200,000,000 shares authorized;
22,717,477 shares issued and outstanding	22,718
Additional paid-in capital	3,964,138
Accumulated deficit	(2,460,422)
Total stockholders' equity	1,526,434
Total liabilities and stockholders' equity	$ 7,142,301

1

ETHOS ENVIRONMENTAL, INC.

STATEMENTS OF OPERATIONS

For the Three Months Ended March 31, 2006 and 2005
UNAUDITED
	2006	2005
Sales	$ 1,318,925	$ 19,092
Cost of sales	231,063	20,444
Gross profit (loss)	1,087,862	(1,352)
Selling expenses	125,001	81,525
General and administrative	264,828	144,016
Total operating expenses	389,829	225,541
Net income (loss)	$ 698,033	$ (226,893)

2

ETHOS ENVIRONMENTAL, INC.

STATEMENT OF STOCKHOLDERS' EQUITY

For the Three Months Ended March 31, 2006
UNAUDITED
	Common Stock		Additional		Total
	Shares	Amount	Paid-In Capital	Accumulated Deficit	Stockholders' Equity
Balances at December 31, 2005	22,717,477	$ 22,718	$ 3,964,138	$(3,158,455)	$ 828,401
Net income	-	-	-	698,033	698,033
Balances at March 31, 2006	22,717,477	$ 22,718	$ 3,964,138	$(2,460,422)	$ 1,526,434

3

ETHOS ENVIRONMENTAL, INC.

STATEMENTS OF CASH FLOWS

For the Three Months Ended March 31, 2006 and 2005
UNAUDITED
	2006	2005
Cash Flows from Operating Activities
Net income (loss)	$ 698,033	$ (226,893)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation	20,300	-
Changes in operating assets and liabilities:
Accounts receivable	(605,963)	(2,660)
Inventory	204,835	(136,653)
Loans receivable and other assets	(2,000)	(19,250)
Accounts payable	33,554
Accrued expenses	-
Net cash provided by (used in) operating activities	348,759	(385,456)
Cash Flows from Investing Activities
Purchase of property and equipment	(5,198,691)	(26,477)
Cash Flows from Financing Activities
Proceeds from note payable	4,750,000
Proceeds from sale of common stock		100,949
Repayments of notes payable		(3,000)
Net cash provided by financing activities	4,750,000	97,949
Net Change in Cash	(99,932)	(313,984)
Cash, beginning of period	198,498	1,057,136
Cash, end of period	$ 98,566	$ 743,152

4

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Organization

Ethos Environmental, Inc. ("the Company") manufactures and distributes fuel reformulating products that increase fuel mileage, reduce emissions, and maintain lower fuel costs. The Company is based in Southern California and has operations in the global market place, such as North and South America, Western Europe and the Asian Pacific Rim.

Going Concern

The Company has incurred significant losses from operations in the last two years. As shown in the accompanying financial statements, the Company has an accumulated deficit through March 31, 2006. In addition, the Company's current liabilities exceed its current assets by $4,315,524 as of March 31, 2006. The Company's ability to continue as a going concern is in substantial doubt and is dependent upon obtaining additional financing and/or achieving a sustainable profitable level of operations.

Management of the Company has undertaken steps as part of a plan with the goal of sustaining Company operations for the next twelve months and beyond. These steps include: (a) attempting to raise additional capital and/or other forms of financing; (b) controlling overhead and other expenses; and (c) continuing to increase the sales of its fuel reformulating product. There can be no assurance that any of these efforts will be successful.

Interim Financial Statements

The accompanying unaudited interim financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information, with the instructions to Form 10-QSB, and with Regulation S-B. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. The results of operations reflect interim adjustments, all of which are of a normal recurring nature and which, in the opinion of management, are necessary for a fair presentation of the results for such interim period. The results reported in these interim financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year. Certain information and note disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the Securities and Exchange Commission's rules and regulations. These unaudited interim financial statements should be read in conjunction with the audited annual financial statements for the year ended December 31, 2005.

5

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from the estimated amounts.

Note Payable

On January 31, 2006, the Company completed the purchase of a new warehouse building. The land and building cost a total of $5.25 million. The Company obtained a loan of $4.75 million to partially fund the purchase. The loan bears interest at 12%, requires interest-only monthly payments starting March 1, 2006, with the principal and any remaining interest due in full on January 30, 2007. The loan is secured by a deed of trust on the building. A total of $55,416 of interest was expensed during the quarter ended March 31, 2006, and is included in general and administrative expenses in these financial statements.

Revenue Recognition

Revenue from the sale of fuel reformulating products is recorded when the product is shipped, the price is fixed and determinable, collection is reasonably assured, and no further obligations of the Company remain.

Concentrations

The Company uses one vendor for most of its fuel reformulating products although there are other companies that can provide equivalent products.

Foreign Operations

Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the local functional currency (U.S. dollar) are included in "general and administrative" expenses in the statement of operations, which amount was not material for the quarters ended March 31, 2006 and 2005.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 48, "Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109." This Interpretation provides guidance for recognizing and measuring uncertain tax positions, as defined in Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." FIN No. 48 prescribes a threshold condition that a tax position must meet for any of the benefit of an uncertain tax position to be recognized in the financial statements. Guidance is also provided regarding derecognition, classification and disclosure of uncertain tax positions. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect that this Interpretation will have a material impact on their financial position, results of operations or cash flows.

6

Note 2. Subsequent Events

On April 20, 2006, the Company retained a consultant for certain corporate and product imaging and advertising services for $25,000 per month with a term of 12 months.

In May 2006, the Company entered into a five-year distributorship agreement with another U.S. corporation ("the distributor"). The agreement gives the distributor the rights to market the Company's product in specified marketing channels through out Europe, North America and South America. This agreement requires the distributor to maintain minimum purchases ranging from $3.5 million in the first year to $25 million in the fifth year. There are certain other covenants that must be met by the distributor on an annual basis, the failure of which would give the Company the right to terminate the agreement.

The Company has executed a Definitive Agreement (the "agreement") with Victor Industries, Inc., a publicly-traded company. As part of the agreement, it is expected that Victor Industries, Inc. will redomicile to Nevada, effectuate a reverse stock split of approximately 1:1000, and change its name to Ethos Environmental, Inc. Additionally, the shares currently held by stockholders in the Company will be exchanged on a one-for-one basis in the resulting corporation.

7

D. June 30, 2006 Financial Information, Ethos Environmental, Inc. (Unaudited)

ETHOS ENVIRONMENTAL, INC. FINANCIAL REPORT JUNE 30, 2006

C O N T E N T S

Page

FINANCIAL STATEMENTS

BALANCE SHEET                                                                                                                      1

STATEMENTS OF OPERATIONS                                                                                            2

STATEMENT OF STOCKHOLDERS' EQUITY                                                                       3

STATEMENTS OF CASH FLOWS                                                                                            4

NOTES TO FINANCIAL STATEMENTS                                                                                  5 and 6

ETHOS ENVIRONMENTAL, INC.

BALANCE SHEET

June 30, 2006
UNAUDITED
ASSETS
Current Assets
Cash	$ 367,224
Deposit	300,000
Accounts receivable, net	264,110
Inventory	5,236
Total current assets	936,570
Property and Equipment, net	6,312,987
Other Assets
Loans receivable	101,110
Other	5,000
106,110
Total assets	$ 7,355,667
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$ 1,112,543
Accrued expenses	129,476
Loan payable	13,000
Note payable	4,750,000
Total current liabilities	6,005,019
Stockholders' Equity
Common stock, $.001 par value, 200,000,000 shares authorized;
18,052,477 shares issued and outstanding	18,053
Additional paid-in capital	3,922,153
Accumulated deficit	(2,589,558)
Total stockholders' equity	1,350,648
Total liabilities and stockholders' equity	$ 7,355,667

1

ETHOS ENVIRONMENTAL, INC.

STATEMENTS OF OPERATIONS

For the Three and Six Months Ended June 30, 2006 and 2005
UNAUDITED
	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Sales	$1,392,837	$ 26,964	$2,711,762	$ 46,056
Cost of sales	717,860	8,531	948,923	28,975
Gross profit	674,977	18,433	1,762,839	17,081
Selling expenses	208,614	100,223	333,615	181,748
General and administrative	596,270	366,308	861,049	510,324
Total operating expenses	804,884	466,531	1,194,664	692,072
Net operating income (loss)	(129,907)	(448,098)	568,175	(674,991)
Other income	770		722
Net income (loss)	$(129,137)	$ (448,098)	$ 568,897	$ (674,991)

2

ETHOS ENVIRONMENTAL, INC.

STATEMENT OF STOCKHOLDERS' EQUITY

For the Six Months Ended June 30, 2006
UNAUDITED
	Common Stock		Additional		Total
	Shares	Amount	Paid-In Capital	Accumulated Deficit	Stockholders' Equity
Balances at December 31, 2005	22,717,477	$ 22,718	$ 3,964,138	$(3,158,455)	$ 828,401
Common stock repurchased	(4,665,000)	(4,665)	(41,985)		(46,650)
Net income for the period	-	-	-	568,897	568,897
Balances at June 30, 2006	18,052,477	$ 18,053	$ 3,922,153	$(2,589,558)	$ 1,350,648

3

ETHOS ENVIRONMENTAL, INC.

STATEMENTS OF CASH FLOWS

For the Six Months Ended June 30, 2006 and 2005
UNAUDITED
	2006	2005
Cash Flows from Operating Activities
Net income (loss)	$ 568,897	$ (674,991)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation	40,599
Changes in operating assets and liabilities:
Accounts receivable	(23,025)	251,141
Inventory	254,328	(138,116)
Loans receivable and other assets	(14,000)	(30,250)
Accounts payable	422,706
Net cash provided by (used in) operating activities	1,249,505	(592,216)
Cash Flows from Investing Activities
Purchase of property and equipment	(5,784,129)	(72,208)
Cash Flows from Financing Activities
Proceeds from note payable	4,750,000
Proceeds from sale of common stock		168,199
Common stock repurchased	(46,650)
Repayments of note payable		(5,000)
Net cash provided by financing activities	4,703,350	163,199
Net Change in Cash	168,726	(501,225)
Cash, beginning of period	198,498	1,057,137
Cash, end of period	$ 367,224	$ 555,912

4

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Organization

Ethos Environmental, Inc. ("the Company") manufactures and distributes fuel reformulating products that increase fuel mileage, reduce emissions, and maintain lower fuel costs. The Company is based in Southern California and has operations in the global market place, such as North and South America, Western Europe and the Asian Pacific Rim.

The Company has executed a Definitive Agreement (the "agreement") with Victor Industries, Inc. As part of the agreement, it is expected that Victor Industries, Inc. will redomicile to Nevada, effectuate a reverse stock split of approximately 1:1000 and change its name to Ethos Environmental, Inc. Additionally, the shares currently held by stockholders in the Company will be exchanged on a one-for-one basis in the resulting corporation.

Going Concern

The Company has incurred significant losses from operations in the last two years. As shown in the accompanying financial statements, the Company has an accumulated deficit through March 31, 2006. In addition, the Company's current liabilities exceed its current assets by $5,068,449 as of June 30, 2006. The Company's ability to continue as a going concern is in substantial doubt and is dependent upon obtaining additional financing and/or achieving a sustainable profitable level of operations.

Management of the Company has undertaken steps as part of a plan with the goal of sustaining Company operations for the next twelve months and beyond. These steps include: (a) attempting to raise additional capital and/or other forms of financing; (b) controlling overhead and other expenses; and (c) continuing to increase the sales of its fuel reformulating product. There can be no assurance that any of these efforts will be successful.

Interim Financial Statements

The accompanying unaudited interim financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information, with the instructions to Form 10-QSB, and with Regulation S-B. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. The results of operations reflect interim adjustments, all of which are of a normal recurring nature and which, in the opinion of management, are necessary for a fair presentation of the results for such interim period. The results reported in these interim financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year. Certain information and note disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the Securities and Exchange Commission's rules and regulations. These unaudited interim financial statements should be read in conjunction with the audited annual financial statements for the year ended December 31, 2005.

5

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from the estimated amounts.

Note Payable

On January 31, 2006, the Company completed the purchase of a new warehouse building. The land and building cost a total of $5.25 million. The Company obtained a loan of $4.75 million to partially fund the purchase. The loan bears interest at 12%, requires interest-only monthly payments starting March 1, 2006, with the principal and any remaining interest due in full on January 30, 2007. The loan is secured by a deed of trust on the building. A total of $221,666 of interest was expensed during the six months ended June 30, 2006, and is included in general and administrative expenses in these financial statements.

Revenue Recognition

Revenue from the sale of fuel reformulating products is recorded when the product is shipped, the price is fixed and determinable, collection is reasonably assured, and no further obligations of the Company remain.

Concentrations

The Company uses one vendor for most of its fuel reformulating products although there are other companies that can provide equivalent products.

Foreign Operations

Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the local functional currency (U.S. dollar) are included in "general and administrative" expenses in the statement of operations, which amount was not material for the quarters ended March 31, 2006 and 2005.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 48, "Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109." This Interpretation provides guidance for recognizing and measuring uncertain tax positions, as defined in Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." FIN No. 48 prescribes a threshold condition that a tax position must meet for any of the benefit of an uncertain tax position to be recognized in the financial statements. Guidance is also provided regarding derecognition, classification and disclosure of uncertain tax positions. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect that this Interpretation will have a material impact on their financial position, results of operations or cash flows.

6

E. PRO FORMA FINANCIAL INFORMATION - Victor Industries, Inc. and Ethos Environmental, Inc.

The following unaudited pro forma financial information presents the operations of Victor Industries, Inc. ("the Company") and Ethos Environmental, Inc. ("Ethos") as if the acquisition had occurred on December 31, 2005 for purposes of pro forma balance sheet information as of that date and January 1, 2005 for purposes of pro forma statement of operations information for the year ended December 31, 2005. This pro forma data is presented for informational purposes only and is not necessarily indicative of what our financial position or results of operations would have been had we completed the acquisition at the date indicated. In addition, the unaudited pro forma condensed combined statement of operations does not purport to project the future operating results of the combined company.

The terms of the proposed acquisition include the Company's issuance of 17,717,477 shares to the shareholders of Ethos in exchange for all of the outstanding shares of Ethos. The pro forma adjustment gives effect to the issuance of those shares at their market value as of December 31, 2005, the pro forma date of acquisition. For pro forma purchase accounting purposes, the purchase price exceeds the fair value of the net assets acquried. The excess has been applied to reduce the carrying value of the non-monetary assets acquired, consisting of property and equipment. The amount of the remaining excess, once that carrying amount was reduced to zero, has been recorded as negative goodwill (net assets acquired in excess of purchase price) in the pro forma statement of operations.

The pro forma weighted average number of shares outstanding has been restated for the effect of a 1:1200 reverse stock split of Victor that was approved to be part of the acquisition and the issuance of the shares to effect the acquisition.

		Historical
		Victor Industries, Inc. Year Ended December 31, 2005		Ethos Environmental, Inc. Year Ended December 31, 2005	Pro Forma Adjustment	Pro Forma Year Ended December 31, 2005

BALANCE SHEET

Current assets		$ 2,702		$ 1,199,147		$ 1,201,849
Property and equipment				369,457	(369,457)	-
Other assets				92,110		92,110
	Total assets	$ 2,702		$ 1,660,714		$ 1,293,959

Current liabilities		$ 765,901		$ 832,313		$ 1,598,214
						-
Equity		(763,199)		828,401	(369,457)	(304,255)
	Total liabilities and equity	$ 2,702		$ 1,660,714		$ 1,293,959

STATEMENT OF OPERATIONS

Revenue		$ 4,385		$ 1,780,825		$ 1,785,210
Expenses		(658,699)		(2,832,462)		(3,491,161)
Net assets acquired in excess of purchase price					369,457	369,457

	Net loss	$ (654,314)	#	$ (1,051,637)		$ (1,336,494)

Loss per share		$ (0.00)				$ (0.07)
Weighted average number of shares outstanding		263,941,913				17,870,098

1

The following unaudited pro forma financial information presents the operations of Ethos and Victor Industries as if the acquisition had occurred on January 1, 2005.

		Victor Industries Quarter Ended March 31, 2006		Ethos Environmental, Inc Quarter Ended March 31, 2006	Pro Forma Quarter Ended March 31, 2006

Current assets		$ 143,303		$ 1,300,343	$ 1,443,646
Total assets		143,303		7,142,301	7,285,604

Current liabilities		223,954		5,615,867	5,839,821
Total liabilities		223,954		5,615,867	5,839,821

Equity		(80,651)		1,526,434	1,445,783

Revenue		-		1,318,925	1,318,925
Expenses		254,580		620,892	875,472
	Net Gain (Loss)	(254,580)	-	698,033	443,453

Loss per share		$ 0.00
Weighted average number of shares outstanding		326,428,891		22,717,477

2

The following unaudited pro forma financial information presents the operations of Ethos and Victor Industries as if the acquisition had occurred on January 1, 2005.

		Victor Industries Quarter Ended June 30, 2006		Ethos Environmental, Inc Quarter Ended June 30, 2006	Pro Forma Quarter Ended June 30, 2006

Current assets		$ 117,534		$ 936,570	$ 1,054,104
Total assets		117,534		7,355,667	7,473,201

Current liabilities		360,301		6,005,019	6,365,320
Total liabilities		360,301		6,005,019	6,365,320

Equity		(242,767)		1,350,648	1,107,881

Revenue		-		2,711,762	2,711,762
Expenses		162,116		2,143,587	2,305,703
	Net Gain (Loss)	(162,116)	-	568,175	406,059

Loss per share		$ 0.00
Weighted average number of shares outstanding		490,507,623		18,052,477

3

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL OF MERGER AND RELATED AMENDMENTS OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME AND TICKER SYMBOL.

PROPOSAL SIX -- RATIFY THE APPROVAL OF THE SALE OF NEW WAVE MEDIA, INC., A WHOLLY OWNED SUBSIDIARY OF THE COMPANY

Business Conducted

The Company's subsidiary, New Wave Media, Inc., a Nevada corporation (“NWM”) operated a radio station in Montana, utilizing a Time Brokerage Agreement. In July 2003, the licensee of the Time Brokerage Agreement shut down the radio station claiming non-payment of the required fees. On August 20, 2003, the Montana Eighth Judicial District Court awarded NWM a permanent injunction. The Company has filed litigation against the licensee for monetary damages. During October 2003, the Company reported that the licensee once again turned the power off at the radio station. The Company has made the decision not to attempt to gain another injunction and instead exercise its legal rights in court. Accordingly, operating results of this segment have been presented as discontinued operations in these consolidated financial statements.

Business Proposed

The Company's Board of Directors is currently using its best efforts while to find a buyer for NWM. The sale of NWM will would assist the Company in developing a suitable capital structure both, before and after, any merger transaction that the Company may effect in the future. Additionally, the Board of Directors believes the Company would no longer experience the financial losses it has incurred as a result of NWM's discontinued operations.

Financial Information

Our quarterly and annual reports on Form 10-QSB and Form 10-KSB, respectively and forms SB-2, 8-K relating to material contained in this Proxy have been filed with the SEC, are herein incorporated by this reference, and may be viewed on the SEC's Web site at HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR, AND SIMPLY TYPING IN “Victor Industries” in the Edgar Archives. We are presently “current” in the filing of all reports required to be filed by us.

Voting

Ratification of the proposal to sell NWM shall be approved by the affirmative vote of the holders of a majority of the shares of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions and broker non-votes will not be counted for purposes of determining whether such a proposal has been approved.

Although stockholder ratification of the proposal to sell NWM is not required, the Board of Directors considers it desirable for the stockholders to pass upon the decision to sell NWM. In the event the stockholders fail to ratify the proposal, the Board of Directors will reconsider its decision. Even if the proposal is ratified, the Board of Directors in its discretion may decide at any time during the following year not to sell NWM, if the Board of Directors believes that such a sale would not be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL FOR THE
SALE OF NEW WAVE MEDIA, INC.

Annual Report on Form 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 has been mailed to stockholders along with this Proxy Statement and may be found at the end of this Proxy Statement. We will, upon written request and without charge, provide to any person solicited hereunder additional copies of our Annual Report on Form 10-K, for the year ended December 31, 2005, as filed with the Securities and Exchange Commission. Requests should be addressed to the Company’s Investor Relations Department, 180 S.W. Higgins Avenue, Missoula, MT 59803.

Other Matters

The management of the Company is not aware of any other matters which are to be presented at the Annual Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

Stockholder Proposals for 2007 Annual Meeting

Any stockholder who intends to submit a proposal at the 2007 annual meeting of Stockholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than December 1, 2006. Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws. Our bylaws do not contain such an advance notice provision. Accordingly, for our 2007 annual meeting of stockholders, stockholders’ written notices must be received by us before March 25, 2007 for any proposal a stockholder wishes to bring before the meeting but for which such stockholder does not seek to have a written proposal considered for inclusion in the proxy statement and form of proxy. Such proposals should be sent to 180 S.W. Higgins Avenue, Missoula, MT 59803.

The above notice and Proxy Statement are sent by order of the Board of Directors.

Signatures

By Order of the Board of Directors and

/S/ LANA POPE

Lana Pope
Chief Executive Officer
Dated: October 4, 2006

Exhibit Index

Exhibit A Notice of Appraisal Rights

Exhibit B Certification of Amendment to the Idaho Articles of Incorporation

Exhibit C Short Form Merger Agreement

Exhibit D Nevada Articles of Incorporation

Exhibit E Nevada Bylaws

Exhibit F Agreement and Plan of Reorganization

Exhibit A

TITLE 30
CORPORATIONS
CHAPTER 1
GENERAL BUSINESS CORPORATIONS
PART 13.
APPRAISAL RIGHTS

30-1-1320. NOTICE OF APPRAISAL RIGHTS. (1) If proposed corporate action described in section 30-1-1302(1), Idaho Code, is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this part. If the corporation concludes that appraisal rights are or may be available, a copy of this part must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2) In a merger pursuant to section 30-1-1105, Idaho Code, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within ten (10) days after the corporate action became effective and include the materials described in section 30-1-1322, Idaho Code.

EXHIBIT B

ARTICLES OF AMENDMENT TO THE

ARTICLES OF INCORPORATION OF

VICTOR INDUSTRIES, INC.

Pursuant to Chapter 1, General Business Corporations of Title 30 of the Idaho Statutes (“Idaho Law”), the undersigned persons, desiring to amend the Articles of Incorporation of VICTOR INDUSTRIES, INC., under the laws of the State of Idaho, do hereby sign, verify, and deliver to the Office of the Secretary of State of the State of Idaho this Amendment to the Articles of Incorporation for the above-named company (hereinafter referred to as the “Corporation”):

Pursuant to the relevant provisions of Idaho Law, the amendments contained herein were duly approved and adopted by a majority of shareholders and by the board of directors of the Corporation.

FIRST: The Articles of Incorporation of the Corporation were first filed and approved by the Office of the Secretary of State of the State of Idaho on January 19, 1926.

SECOND: The following action to reverse split the Corporation’s issued and outstanding shares of common stock on a one for _________________ basis (1:______), was adopted by ____________ shares, or __ %, of the _____________ issued and outstanding shares of common stock entitled to approve such action.

THIRD: At 5.00 p.m. Mountain Time, on the date of the filing of these Articles of Amendment to the Articles of Incorporation, all outstanding shares of common stock held by each holder of record on such date shall be automatically combined at the rate of one-for-_____________ (1:______) without any further action on the part of the holders thereof or this Corporation. No fractional shares will be issued. All fractional shares shall be increased to the next higher whole number of shares.

DATED this _____________ of October ___, 2006.

______________________________

Lana Pope, President and Director

Exhibit C
PLAN OF MERGER

This Plan of Merger is made and entered into this ____day of October 2006, by and between Victor Industries, Inc., an Idaho corporation ("VICI"), and Victor Nevada, Inc., a Nevada corporation ("VICI Nevada" or the "Surviving Corporation").

RECITALS

•
VICI is a corporation organized and existing under the laws of the State of Idaho and has authorized capital stock consisting of shares of $0.0001 par value common stock, of which 500,177,593 shares are issued and outstanding, and held by approximately 363 shareholders of record.

•
VICI Nevada is a corporation organized and existing under the laws of the State of Nevada and has authorized capital stock consisting of 900,000,000 shares of common stock with $0.0001 par value, 100,000,000 shares of preferred stock with no stated value and $0.0001 par value, of which no shares are issued and outstanding.

•	The Boards of Directors of VICI and VICI Nevada, respectively, deem it advisable for VICI to merge with and into VICI Nevada.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, VICI and VICI Nevada hereby agree to the following Plan of Merger:

1.  Names of Constituent Corporations. VICI will merge with and into VICI Nevada. VICI Nevada will be the Surviving Corporation.

2.  Terms and Conditions of Merger. The effective date of merger shall be the last date upon which the Articles of Merger are filed with the Secretary of State of the State of Idaho and the State of Nevada. Upon the effective date of the merger, the separate corporate existence of VICI shall cease; title to all real estate and other property owned by VICI or VICI Nevada shall be vested in VICI Nevada without reversion or impairment; and the Surviving Corporation shall have all liabilities of VICI and VICI Nevada. Any proceeding pending by or against VICI or VICI Nevada may be continued as if such merger did not occur, or the Surviving Corporation may be substituted in the proceeding for VICI.  Each share of VICI issued and outstanding immediately prior to the effective date shall automatically become one share of VICI Nevada.

3.  Governing Law. The laws of the State of Nevada shall govern the Surviving Corporation.

4.  Name. The name of the Surviving Corporation shall be Victor Industries, Inc.

5.  Registered Office. The address of the registered office of the Surviving Corporation shall be  _______________.

6.  Accounting. The assets and liabilities of VICI and VICI Nevada (collectively the "Constituent Corporations") as of the effective date of the merger shall be taken up on the books of the Surviving Corporation at the amounts at which they are carried at that time on the respective books of the Constituent Corporations.

7.  Articles of Incorporation. The Articles of Incorporation of VICI Nevada shall constitute the Articles of Incorporation of the Surviving Corporation.

8. Bylaws. The Bylaws of VICI Nevada as of the effective date of the merger shall be the Bylaws of the Surviving Corporation until the same shall be altered or amended in accordance with the provisions thereof.

9. Directors. The directors of VICI as of the effective date of the merger shall be the directors of the Surviving Corporation until their respective successors are duly elected and qualified.

10. Manner and Basis of Converting Shares. As of the effective date of the merger:

•	Each share of VICI common stock issued and outstanding shall become one share of common stock of VICI Nevada, the Surviving Corporation.
•	The Surviving Corporation shall convert or exchange each share of issued VICI common stock for one share of the common stock of the Surviving Corporation.
•
Any shares of stock of VICI in the treasury of VICI on the effective date of the merger shall be surrendered to the Surviving Corporation for cancellation, and no shares of the Surviving Corporation shall be issued in respect thereof.

On the effective date of the merger, holders of certificates of common stock in VICI shall surrender them to the Surviving Corporation, or its appointed agent, in such manner as the Surviving Corporation legally shall require. Upon receipt of such certificates, the Surviving Corporation shall issue in exchange therefor a certificate of shares of common stock in the Surviving Corporation representing the number of shares of stock to which such holder shall be entitled as set forth above.

In addition, such shareholders shall be entitled to receive any dividends on such shares of common stock of the Surviving Corporation that may have been declared and paid between the effective date of the merger and the issuance to such shareholder of the certificate of such common stock.

11. Shareholder Approval. This Plan of Merger shall be submitted to the shareholders of VICI and VICI Nevada for their approval in the manner provided under the applicable laws, at meetings to be held on or before May 20, 2006, or at other such time as the Boards of Directors of VICI and VICI Nevada shall agree. After approval by a vote of the holders of a majority of the VICI shares entitled to vote thereon and the holders of the majority of the VICI Nevada shares entitled to vote thereon, if any, of each voting group, and the approval by a vote of the holders of a majority of the VICI shares entitled to vote thereon and the holders of a majority of the VICI Nevada shares entitled to vote thereon, if any, of each voting group, Articles of Merger shall be filed as required under the laws of the States of Idaho and Nevada.

12. Termination of Merger. This merger may be abandoned at any time prior to the filing of Articles of Merger with the Secretary of State, upon a vote of a majority of the Board of Directors of both VICI and VICI Nevada. If the merger is terminated, there shall be no liability on the part of either Corporation, their respective Boards of Directors, or shareholders.

13. Counterparts. This Plan of Merger may be executed in any number of counterparts, and all such counterparts and copies shall be and constitute an original instrument.

IN WITNESS WHEREOF, this Plan of Merger has been adopted by the undersigned corporations as of this ______day of October 2006.

Victor Industries, Inc., an Idaho corporation

By: ________________________________
Its: President

Victor Nevada, Inc., a Nevada corporation

By: ________________________________
Its: President

Exhibit D

ARTICLES OF INCORPORATION
OF

VICTOR NEVADA, INC.
(A Nevada Corporation)

ARTICLE 1.

Company Name

1.1 The name of this corporation is Victor Nevada, Inc.

ARTICLE 2.

Duration

2.1 The corporation shall continue in existence perpetually unless sooner dissolved according to law.

ARTICLE 3.

Principal Office

3.1 The name and address of its Resident Agent is Paracorp, Inc., 318 North Carson Street, Suite 208, Carson City, Nevada 89701.

ARTICLE 4.

Purpose

4.1 The purpose for which the corporation is organized is to engage in any lawful activity within or outside the State of Nevada.

4.2 The corporation may also maintain offices at such other places within or without the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and shareholders may be held outside the State of Nevada with the same effect as if in the State of Nevada.

ARTICLE 5.

Board of Directors

5.1 Number. The board of directors of the Corporation shall consist of such number of persons, not less than one and not to exceed 10, as shall be determined in accordance with the bylaws from time to time.

5.2 The name and address of the first member of the Board of Directors is as follows:

ARTICLE 6.

Capital Stock

6.1 Authorized Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is one billion (1,000,000,000) shares, consisting of (a) nine hundred million (900,000,000) shares of Common Stock, par value $0.0001 per share (the "Common Stock") and (b) one hundred million (100,000,000) shares of preferred stock, par value $0.0001 per share (the "Preferred Stock"), issuable in one or more series as hereinafter provided. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to, and the restrictions imposed upon the shares of each class are as follows:

6.2 Common Stock. Each share of Common Stock shall have, for all purposes one (1) vote per share.
Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

6.3 Preferred Stock. The Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, by resolution adopted and filed in accordance with law, to provide for the issue of such series of shares of Preferred Stock. Each series of shares of Preferred Stock:

(a) may have such voting powers, full or limited, or may be without voting powers;

(b) may be subject to redemption at such time or times and at such prices as determine by the Board of Directors;

(c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

(e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation or such other corporation or other entity at such price or prices or at such rates of exchange and with such adjustments;

(f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation; and

(h) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. Shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada be reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock.

ARTICLE 7.

No Further Assessments

7.1 The capital stock, after the amount of the subscription price determine by the board of directors has been paid in money, property, or services, as the Directors shall determine, shall be subject to no further assessment to pay the debts of the corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article 7.

ARTICLE 8.

No Preemptive Rights

8.1 Except as otherwise set forth herein, none of the shares of the Corporation shall carry with them any preemptive right to acquire additional or other shares of the corporation and no holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock or for any bonds, certificates of indebtedness, debentures, or other securities.

ARTICLE 9.

No Cumulative Voting

9.1 There shall be no cumulative voting of shares.

ARTICLE 10.

Election Not to be Governed By Provisions of NRS 78.411 to 78.444.

10.1 The Corporation, pursuant to NRS 78.434, hereby elects not to be governed by the provisions of NRS 78.411 to 78.411, inclusive.

ARTICLE 11.

Indemnification of Officers and Directors

11.1 The Corporation shall indemnify its directors, officers, employee, fiduciaries and agents to the fullest extent permitted under the Nevada Revised Statutes.

11.2 Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person for whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-Law, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

11.3 Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

11.4 The private property of the Stockholders, Directors and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

11.5 No director, officer or shareholder shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this provision does not eliminate nor limit in any way the liability of a director or officer for:

(a) Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b) The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

ARTICLE 12.

Incorporator

12.1 The name and address of the incorporator of the Corporation are as follows:

Wade D. Huettel
SteadyLaw Group, LLP
3580 Utah Street
San Diego, CA 92104

IN WITNESS WHEREOF, we have hereunto set my hand this _____th day of _______, 2006, hereby declaring and certifying that the facts stated hereinabove are true.

______________________________
Wade D. Huettel
Incorporator

Exhibit E

BY-LAWS
OF
VICTOR NEVADA, INC.
(A Nevada Corporation)

ARTICLE I

OFFICES

1.01 Principal Offices. The Board of Directors shall fix the location of the principal executive office of the Corporation at any place within or outside the State of Nevada. If the principal executive office is located outside the State and the Corporation has no principal office in Nevada, the Board of Directors shall fix and designate the office of its Agent for service as its Nevada office.

1.02 Other Offices. The officers or the Board of Directors may, at any time, establish branch or subordinate offices at any place or places where the Corporation is qualified to do business, and may change the location of any office of the Corporation.

ARTICLE II

MEETING OF SHAREHOLDERS

2.01 Place of Meeting. Meetings of shareholders shall be held at any place within or outside the State of Nevada designated by the Board of Directors upon proper notice. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the Corporation.

2.02 Annual Meetings. Unless held at a time and date designated each year by the Board of Directors in accordance with applicable law, an annual meeting of shareholders shall be held on the last day of the week of July of each year at 10:00 o'clock a.m., provided, however, that should such day fall upon a legal holiday, then the annual meeting of shareholders shall be held at the same time and place on the next day thereafter ensuing which is a full business day. At the annual meeting, Directors shall be elected and any other proper business may be transacted.

2.03 Special Meetings.

(a) A special meeting of the shareholders may be called at any time by the Board of Directors, or by the Chairman of the Board, by the President, by one or more shareholders holding shares which, in the aggregate, entitle them to cast not less than ten percent (10%) of the votes at any such meeting.

(b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, any Vice President, or the Secretary of the Corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of paragraph 2.01, 2.03 and 2.04 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph 2.02 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board of Directors may be held.

2.04 Notice of Shareholders' Meetings.

(a) All notices of meetings of shareholders shall be sent or otherwise given in accordance with this paragraph 2.04 not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the Board of Directors or the other person or persons calling the meeting, at the time of giving the notice, intend to present for action by the shareholders. The notice of any meeting at which Directors are to be elected shall include the names of any nominees, which at the time of the notice, management intends to present for election.

(b) If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a Director has a direct or indirect financial interest, (ii) an amendment of the Articles of Incorporation, (iii) a reorganization of the Corporation, pursuant to, or (iv) a voluntary dissolution of the Corporation as defined by the code of Nevada, the notice shall also state the general nature of such proposals.

2.05 Manner of Giving Notice and Affidavit of Notice.

(a) Notice of any meeting of shareholders shall be given either personally or by first class mail, telegraphic, express mail, or other written communication, charges prepaid, addressed to each shareholder at the address of such shareholder appearing on the books of the Corporation or more recently given by the shareholder to the Corporation for the purpose of notice. If no such address appears on the Corporation's books or has been so given, notice shall be deemed to have been properly given to such shareholder if sent by first class mail or telegraphic or other written communication to the Corporation's principal executive office to the attention of such shareholder, or if published at least once in a newspaper of general circulation in the county where such office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

(b) If any notice addressed to a shareholder at the address of such shareholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the shareholder upon written demand of the shareholder at the principal executive office of the Corporation for a period of one (1) year from the date of the giving of such notice.

(c) An affidavit of the mailing or other means of giving any notice of any shareholders' meeting shall be executed by the Secretary, Assistant Secretary or any transfer agent of the Corporation giving such notice, and shall be filed and maintained in the minute book of the Corporation.

2.06 Quorum. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the subject meeting of shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

2.07 Adjourned Meeting and Notice Thereof.

(a) Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting, except as provided in paragraph 2.05.

(b) When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty five (45) days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any such adjourned meeting, if required, shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of paragraph 2.03 and 2.04. At any adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.

2.08 Voting.

(a) The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of paragraph 2.10, subject to the provisions of the Nevada Code (relating to voting shares held by a fiduciary, in the name of the Corporation or in joint ownership). Such vote may be by voice vote or by ballot; provided, however, that all elections for Directors must be by ballot upon demand by a shareholder at such election made before the voting begins. Any shareholder entitled to vote on any matter (other than the election of Directors) may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting, entitled to vote and voting on any matter (other than the election of Directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Code or the Articles of Incorporation.

(b) At a shareholders' meeting involving the election of Directors, no shareholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of the shareholder's shares). The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.

2.09 Waiver of Notice or Consent by Absent Shareholders.

(a) The transactions of any meeting of shareholders, either annual or special, however called and noticed and wherever held shall be a valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote but not present in person or by proxy, signs a written waiver of notice, a consent to the holding of the meeting, or an approval of the minutes thereof. The waiver of notice, consent or approval need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in paragraph 2.04(b), the waiver of notice shall state the general nature of such proposal. All such waivers, consents and Approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

(b) Attendance of a person at a meeting shall constitute a waiver of notice and presence at such meeting unless such person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the Code to be included in the notice of the meeting but not so included if such objection is expressly made at the meeting.

2.10 Record Date for Shareholder Notice, Voting and Giving Consents.

(a) For purposes of determining the shareholders entitled to notice of any meeting, to vote, or to give consent to corporate action without a meeting, the Board of Directors may fix, in advance, a record date which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting, nor more than sixty (60) days prior to such action without a meeting, and in such case, only shareholders of record at the close of business on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date fixed at aforesaid, except as otherwise provided in a Nevada General Corporation Law.

(b) If the Board of Directors does not so fix a record date:

(i) the record date for determining shareholders entitled to notice of, or to vote at, a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; and

(ii) the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (A) when no prior action by the Board has been taken, shall be the day on which the first written consent is given, or (B) when prior action of the Board has been taken, shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

2.11 Proxies. Every person entitled to vote for Directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by such person and filed with the Secretary of the Corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the Corporation stating that the proxy is revoked, or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or by such person's attendance at the meeting and voting in person; or (ii) written notice of the death or incapacity of the maker of such proxy is received by the Corporation before the vote pursuant thereto is counted; provided, however, that no such proxy shall be valid after the expiration of eleven (11) months from the date of such proxy, unless otherwise provided in the proxy.

2.12 Inspectors of Election.

(a) Before any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at the meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting, shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or shareholder's proxy shall, appoint a person to fill the vacancy.

(b) The inspectors shall:

(i) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies;

(ii) receive votes, ballots or consents;

(iii) hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv) count and tabulate all votes or consents;

(v) determine when the polls shall close;

(vi) determine the result; and

(vii) do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

2.13 Conduct of Shareholders' Meetings.

(a) The Chairman of the Board shall preside at the meetings of the shareholders. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at the meetings of the shareholders. In the absence of both the Chairman of the Board and the Chief Executive Officer, the President shall preside at the meetings of the shareholders. In the anticipated absence of all officers designated to preside at the meetings of shareholders, the board of directors may designate an individual to preside at a meeting of shareholders. If the individual or individuals designated to preside are not present or do not assert the right to preside, the shareholders may elect a chairman of the meeting.

(b) The Board of Directors of the Corporation may, to the extent not prohibited by law, the articles of incorporation, or these bylaws, adopt such additional or supplemental rules and regulations for the conduct of the meetings of shareholders, as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as are adopted by the Board of Directors, the chairman of any meeting of shareholders shall have the right and authority, prior to, at the inception of, or during the meeting, to prescribe such additional supplemental rules, regulations, and procedures and to do all such acts as, in the judgment of such chairman of the meeting, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies, or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

2.14 Notice of Business and Nominations.

(a) To be properly brought before any shareholders' meeting, business and nominations of persons for election to the Board of Directors of the Corporation must be (i) specified in the notice of meeting given by or at the direction of the Chairman of the Board or the President or the Board of Directors, (ii) otherwise properly brought before such meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before such meeting by a shareholder or shareholders who was a shareholder or were shareholders, respectively, of record at the time that notice of such meeting was given, who is or are entitled to vote for the election of Directors at such meeting and who complies or comply with the notice procedures set forth in this By-Law.

(b) For business to be properly brought before any shareholders' meeting by a shareholder or shareholders, the shareholder or shareholders must have given timely notice thereof in writing to the Secretary of the Corporation and such business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's or shareholders' notice shall be delivered to or received at the principal executive offices of the Corporation not later than eighty days nor earlier than ninety days prior to (a) in the case of a special meeting called by such shareholder or shareholders, the date the shareholder has, or the shareholders have, as applicable, selected for such special meeting, and (b) in the case of an annual meeting, the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by such shareholder or shareholders to be timely must be so received by the Secretary of the Corporation (i) not later than the close of business on the later of the eightieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made by the Corporation and (ii) not earlier than the ninetieth day prior to such annual meeting. In the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least ninety days prior to the first anniversary of the preceding year's annual meeting, a shareholder's or shareholders' notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be), for election to such position or positions as specified in the Corporation's notice of meeting, if the shareholder's notice required by this By-Law shall be delivered to the Secretary at the principal executive offices of the Corporation (i) not later than the close of business on the later of the eightieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting and (ii) not earlier than the close of business on the ninetieth day prior to such special meeting. In no event shall the public announcement of an adjournment of a meeting commence a new time period for the giving of a shareholder's notice as described above.

(c) A shareholder's notice to the Secretary of the Corporation shall set forth as to each matter that the shareholder proposes to bring before such meeting (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before such meeting and the reasons for conducting such business at such meeting of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf such nomination or proposal of business is made (A) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner, (B) the class and number of shares of the securities of the corporation that are beneficially owned by such shareholder and such beneficial owner; and (iv) any material interest of such shareholder and such beneficial owner in such nomination and such business.

(d) Only such persons who are nominated in accordance with the procedures set forth in this By-Law shall be eligible to serve as directors, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise provided by law, the chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that the nomination or business that the shareholder proposes to bring before such meeting was not properly brought before such meeting in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting, and the defective proposal or nomination shall be disregarded.

ARTICLE III

DIRECTORS
3.01 Powers.

(a) Subject to the provisions of the Nevada Code, any limitations in the Articles of Incorporation, and these By-Laws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

(b) Without prejudice to such general powers but subject to the same limitations, it is hereby expressly declared that the Directors shall have the power and authority to:

(i) select and remove all officers, agents and employees of the Corporation, prescribe such powers and duties for them as are not inconsistent with law, the Articles of Incorporation, or these By-Laws, fix their compensation, and require from them security for faithful service;

(ii) change the principal executive office or the principal business office of the Corporation from one location to another; cause the Corporation to be qualified to conduct or do business in any state, territory, dependency, or foreign country; designate any place within or without the State for the holding of any shareholders' meeting or meetings, including annual meetings; adopt, make or use a corporate seal, prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates;

(iii) authorize the issuance of options and warrants to purchase shares of stock of the Corporation, from time to time, upon such terms as may be lawful, in consideration of money paid, labor done, services actually rendered, debts or securities cancelled, or tangible or intangible property actually received; and

(iv) borrow money and incur indebtedness for the purposes of the Corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

3.02 Number and Qualifications of Directors. The number of members of the Board of Directors shall be designated from time to time by a resolution of the Board of Directors.

3.03 Vacancies.

(a) Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum), or by the unanimous written consent of all shares entitled to vote for the election of Directors. Each Director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

(b) A vacancy or vacancies in the Board of Directors shall be deemed to exist in the case of the death, resignation or removal of any Director, or if the Board of Directors, by resolution, declares vacant the office of Director who has been declared of unsound mind by an order of Court or convicted of a felony, or if the authorized number of Directors is increased, or if the shareholders fail, at any meeting of shareholders at which any Director or Directors are elected, to elect the full authorized number of Directors to be voted for at the meeting.

(c) The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent, other than to fill a vacancy created by removal, shall require the consent of a majority of the outstanding shares entitled to vote.

(d) Any Director may resign upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors. A resignation shall be effective upon the giving of the notice, unless the notice specifies a later time for its effectiveness. If the resignation of a Director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

(e) No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of his term of office.

3.04 Place of Meeting and Telephonic Meetings. Regular meetings of the Board of Directors may be held without notice at any time and at any place within or outside the State of Nevada that may be designated by these By-Laws, or from time to time by resolution of the Board. In the absence of the designation of a place, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board shall be held at any place that has been designated in the notice of the meeting or, if not stated in the notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communications equipment, so long as all Directors participating in such meeting can hear one another, and all such Directors shall be deemed to be present in person at such meeting.

3.05 Annual Meetings. Immediately following each annual meeting of shareholders, the Board of Directors shall hold a regular meeting for purposes of organization, any desired election of officers, and the transaction of other business. Notice of such meeting shall not be required.

3.06 Other Regular Meetings. Other regular meetings of the Board of Directors may be held not less than quarterly as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice but provided notice and an agenda shall be furnished to all Directors when time permits.

3.07 Special Meetings.

(a) Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, the President, any Vice President, the Secretary or any two (2) Directors.

(b) Notice of the time and place of special meetings shall be delivered personally or by telephone to each Director or sent by first class mail or telegram, charges prepaid, addressed to each Director at his or her address as it is shown upon the records of the Corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be deliver personally or by telephone or to the telegraph company at least forty eight (48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the Corporation.

3.08 Quorum. A majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved at least a majority of the required quorum for such meeting.

3.09 Waiver of Notice. The transactions of any meeting of the Board of Directors, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice thereof. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any Director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director.

3.10 Adjournment. A majority of the Directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

3.11 Notice of Adjournment. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty four (24) hours, in which case notice of such time and place shall be given, prior to the time of the adjourned meeting, to the Directors who were not present at the time of the adjournment.

3.12 Action Without Meeting. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board.

3.13 Fees and Compensation of Directors. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursements of expenses as may be fixed or determined by resolution of the Board of Directors. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services.

ARTICLE IV

OFFICERS

4.01 Officers. The officers of the Corporation shall be a Chairman of the Board or a President, or both, a Secretary, and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, one or more Vice Presidents, a Treasurer, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of paragraph 4.03 of this Article IV. Any number of officers may be held by the same person

4.02 Election of Officers. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of paragraph 4.03 or paragraph 4.05 of this Article V, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

4.03 Subordinate Officers, Etc. The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in the By-Laws or as the Board of Directors may from time to time determine.
4.04 Removal and Resignation of Officers.

(a) Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting thereof, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

(b) Any officer may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect upon the giving of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

4.04 Vacancies in Offices. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these By-Laws for regular appointments to such office.

4.05 Chairman of the Board. The Chairman of the Board, if such an officer be elected, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be, from time to time, assigned to him by the Board of Directors or prescribed by the By-Laws, including, without limitation, the designation of Chief Executive Officer ("CEO").

4.06 President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the general manager and, if so designated by the Board of Directors, may be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the Corporation. In the absence of the Chairman of the Board, or if there be none, he shall preside at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of President of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or the By-Laws.

4.07 Vice Presidents. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to, all the restrictions upon the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, the By-Laws, or the President, or Chairman of the Board if there is no President.

4.08 Secretary.

(a) The Secretary shall keep or cause to be kept at the principal executive office, or such other place as the Board of Directors may designate, a book of minutes of all meetings and actions of Directors, committees of Directors, and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Directors' and committee meetings, the number of shares present or represented at shareholder's meetings, and the proceedings thereof.

(b) The Secretary shall keep or cause to be kept at the principal executive office, or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register or a duplicate share register showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

(c) The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by the By-Laws or by law to be given, and shall keep the seal of the Corporation, if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the By-Laws.

4.9 Treasurer. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The book of accounts shall be open at all reasonable times to inspection by any Director.

ARTICLE V

INDEMNIFICATION OF DIRECTORS,
OFFICERS, EMPLOYEES AND OTHER AGENTS

5.01 Agents, Proceedings and Expenses. For the purposes of this Article, "agent" means any person who is or was a Director, officer, employee, or other agent of this Corporation, or is or was serving at the request of this Corporation as a Director, officer, employee, or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a Director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of this Corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under paragraph 5.04 or paragraph 5.05(c) of this Article V.

5.02 Actions Other Than by the Corporation. This Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this Corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of this Corporation, against expenses, judgements, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if that person acted in good faith and in a manner that person reasonably believed to be in the best interests of this Corporation, and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful. The termination ofany proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

5.03 Actions by the Corporation. This Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Corporation, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this paragraph 5.03:

(a) in respect of any claim, issue or matter as to which that person shall have been adjudged to be liable to this Corporation in the performance of that person's duty to this Corporation, unless and only to the extent that the court in which that proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine;

(b) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or (c) of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

5.04 Successful Defense by Agent. To the extent that an agent of this Corporation has been successful on the merits in defense of any proceeding referred to in paragraph 5.02 or 5.03 of this Article V, or in defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

5.05 Required Approval. Except as provided in paragraph 5.04 of this Article, any indemnification under this Article shall be made by this Corporation only if authorized in the specific case upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in paragraph 5.02 or 5.03 of this Article V, by:

(a) a majority vote of a quorum consisting of Directors who are not parties to the proceeding;

(b) approval by the affirmative vote of a majority of the shares of this Corporation represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum), or by the written consent of holders of a majority of the outstanding shares entitled to vote (for this purpose, the shares owned by the person to be indemnified shall not be entitled to vote thereon); or

(c) the court in which the proceeding is or was pending, upon application made by this Corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other person is opposed by this Corporation.

5.06 Advance of Expenses. Expenses incurred in defending any proceeding may be advanced by this Corporation before the final disposition of the proceeding upon receipt of an undertaking by or on behalf of the agent to repay the amount of the advance unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article V.

5.07 Other Contractual Rights. Nothing contained in this Article V shall affect any right to indemnification to which persons other than Directors and officers of this Corporation or any subsidiary hereof may be entitled by contract or otherwise.

5.08 Limitations. No indemnification or advance shall be made under this Article V, except as provided in paragraph 5.04 or paragraph 5.05(c), in any circumstance where it appears:

(a) that it would be inconsistent with a provision of the Articles, these By-Laws, a resolution of the shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

5.09 Insurance. This Corporation may, upon a determination by the Board of Directors, purchase and maintain insurance on behalf of any agent of the Corporation against any liability which might be asserted against or incurred by the agent in such capacity, or which might arise out of the agent's status as such, whether or not this Corporation would have the power to indemnify the agent against that liability under the provisions of this Article V.

5.10 Fiduciaries of Corporate Employee Benefit Plan. This Article V does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that person's capacity as such even though that person may also be an agent of this Corporation as defined in paragraph 5.01 of this Article V. This Corporation may, however, upon approval in accordance with paragraph 5.05, indemnify and purchase and maintain insurance on behalf of any fiduciary to the extent permitted by the laws of the State of Nevada.

5.11 Amendment to Nevada Law. In the event that Nevada law regarding indemnification of Directors, officers, employees and other agents of corporations, as in effect at the time of adoption of these By-Laws, is subsequently amended in any way increase the scope of permissible indemnification beyond that set forth herein, the indemnification authorized by this Article V shall be deemed to be coextensive with that afforded by the Nevada law as so amended.
ARTICLE VI

GENERAL CORPORATE MATTERS

6.01 Record Date for Purposes Other Than Notice and Voting.

(a) For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (other than for the purposes prescribed by paragraph 2.10 of Article II of these By-Laws), the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days prior to any such action, and in such case only shareholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date fixed as aforesaid, except as otherwise provided in Nevada General Corporation Law.

(b) If the Board of Directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such action, whichever is later.

6.02 Checks, Drafts, Evidences of Indebtedness. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors. Such signature(s) or endorsement(s) may be by facsimile or printed signature of the officer.

6.03 Corporate Contracts and Instruments; How Executed. The Board of Directors, except as otherwise provided in these By-Laws, may authorize any officer(s) or agent(s) to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and, unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement, to pledge its credit, or to render it liable for any purpose or to any amount.

6.04 Certificates for Shares. A certificate or certificates for shares of the capital stock of the Corporation shall be issued to each shareholder when any such shares are fully paid, and the Board of Directors may authorize the issuance of certificates for shares as partly paid, provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon. All such statements or references thereto appearing on the face of the certificate shall be conspicuous. All certificates shall be signed in the name of the Corporation by the Chairman of the Board, the President, a Vice President, the Secretary, or any Assistant Secretary certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

6.05 Lost Certificates. Except as hereinafter provided in this paragraph 6.05, no new certificate for shares shall be issued in lieu of an old certificate unless the old certificate is surrendered to the Corporation and cancelled at the same time as such issuance. The Board of Directors may, if any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of a new certificate in lieu thereof, upon such terms and conditions as the Board may require, including provision for indemnification of the Corporation secured by a bond or other adequate security sufficient to protect the Corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

6.06 Representation of Shares of Other Corporations. The Chairman of the Board, the
President, any Vice President, or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the Corporation. The authority herein granted to said officers to vote or represent, on behalf of the Corporation, any and all shares held by the Corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

6.07 Construction and Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of these By-Laws. Without limiting the generality of the foregoing, the singular numbers includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

ARTICLE XII

RECORDS AND REPORTS

7.01 Maintenance and Inspection of Share Register.

(a) The Corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar if one or the other has been appointed and as determined by resolution of the Board of Directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

(b) A person who has been a shareholder of record of the Corporation for at least six months immediately preceding his or her demand, or a person holding, or authorized in writing by the holders of, at least 5 percent of the outstanding voting shares of the Corporation, may (i) inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours upon five business days' prior written demand upon the Corporation accompanied by an affidavit that (A) the inspection and copying are not desired for a purpose that is in the interest of a business or object other than the business of the Corporation and (B) the shareholder has not at any time sold or offered for sale any list of shareholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of shareholders for any such purpose, or (ii) obtain from the transfer agent of the Corporation, upon written demand accompanied by an affidavit that (A) the inspection and copying are not desired for a purpose that is in the interest of a business or object other than the business of the Corporation and (B) the shareholder has not at any time sold or offered for sale any list of shareholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of shareholders for any such purpose, and upon the tender of such transfer agent's usual charges for such list, a list of the names and addresses of the shareholders of the Corporation, and their shareholdings as of the most recent record date for which such list has been compiled. Such list shall be made available to such shareholder or shareholders by the transfer agent on or before the later of the fifth business day after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. Any inspection and copying under this paragraph 7.01 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making such demand.

7.02 Maintenance and Inspection of By-Laws. The Corporation shall keep at its principal executive office, or, if its principal executive office is not in the State of Nevada, at its principal business office in such State, if any, the original or a copy of the By-Laws as amended to date, which shall be open to inspection by any shareholder upon the written demand of any such shareholder at all reasonable times during usual business hours. If the principal executive office of the Corporation is outside this state and the Corporation has no principal business office in this state, the Secretary shall, upon the written request of any shareholder, furnish to such shareholder a copy of the By-Laws as amended to date.

7.03 Inspection by Directors. Every Director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the Corporation and each of its subsidiary corporations. Such inspection by a Director may be made in person or by agent or attorney, and the right of the inspection includes the right to copy and make extracts.

7.04 Annual Report to Shareholders. The Chairman of the Board or the President shall make an annual report to the shareholders, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing such annual or other periodic reports to the shareholders of the Corporation as they consider appropriate.

7.05 Financial Statements.

(a) A copy of any annual financial statement and any income statement of the Corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the Corporation as of the end of each such period, which have been prepared by the Corporation shall be kept on file in the principal executive office of the Corporation for twelve (12) months from their respective dates, and each such statement shall be exhibited at all reasonable times to any shareholder requesting an examination of any such statement or a copy thereof shall be mailed to any such shareholder.

(b) If a shareholder or shareholders holding at least ten percent (10%), in the aggregate, of the outstanding shares of any class of stock of the Corporation make a written request to the Corporation for an income statement of the Corporation for the three (3) month, six (6) month, or nine (9) month period of the current fiscal year having ended more than thirty (30) days prior to the date of the request, and a balance sheet of the Corporation as of the end of such period, the Treasurer shall cause such statement to be prepared, if not already prepared, in written form. Such minutes, accounting books, and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose of reasonably related to such holder's interests as a shareholder or as the holder of a voting trust certificate. Such inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary corporation of the Corporation.

7.06 Annual Statement of General Information. The Corporation shall each year during the calendar month in which its Articles of Incorporation were originally filed with the Nevada Secretary of State, or at any time during the immediately preceding five (5) calendar months, file with the Secretary of State of the State of Nevada, on the prescribed form, a statement setting for the authorized number of Directors, the names and complete business or residence addresses of all incumbent Directors, the names and complete business or residence addresses of the Chief Executive Officer, and Secretary, the street address of its principal executive office or principal business office in this state (if any), and the general type of business constituting the principal business activity of the Corporation, together with a designation of the agent of the Corporation for the purpose of service of process, as provided by law.

ARTICLE XIII

AMENDMENTS

8.01 Amendment by Directors. The power to adopt, alter and repeal the Bylaws of the Corporation is vested exclusively in the Board of Directors.

EXHIBIT F

AGREEMENT AND PLAN OF MERGER

This Merger Agreement (“Agreement”) is entered into as of this 19th day of April, 2006, by and between Victor Industries, Inc., an Idaho corporation (“Buyer”), and Ethos Environmental, Inc., a Nevada corporation (“Target”). Buyer and Target are referred to collectively herein as the “Parties.”

RECITALS

A.  The Boards of Directors of Buyer (the “Buyer Board”) and Target (the “Target Board”) deem it advisable and in the best interests of each corporation and their respective shareholders that Buyer acquire Target in order to advance the long-term business interests of Buyer and Target.

B.  The Buyer Board and Target Board have determined that a business combination between Buyer and Target merging their respective businesses is in the best interests of their respective companies and stockholders and presents an opportunity for their respective companies to achieve long-term strategic and financial benefits, and accordingly have agreed to effect the merger provided for herein upon the terms and subject to the conditions set forth herein.

C.  The respective Buyer Board and Target Board deem it advisable and in the best interests of their respective shareholders to consummate the Agreement on the terms and conditions set forth in this Agreement.

D.  The parties intend that this Agreement qualify as a non-taxable reorganization pursuant to Sec-tion 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

E.  The parties hereto intend that this Agreement be ex-empt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder and exempt from the registration requirements of the applicable states.

F.  Buyer is a reporting company registered with the Securities and Exchange Commission and is current with all of its filings with the SEC, whose stock is quoted on the OTC Bulletin Board under the symbol VICI.OB.

G.  As a condition precedent to Closing, Buyer shall have effectuated a redomicile to the State of Nevada and a reverse stock split based on a ratio of approximately 1:1000. The terms and conditions of this Agreement expressly assume that these pre-Closing conditions have been completed, with the understanding that this Agreement shall Close only after the happening of same.

H.  For purposes of this Agreement, Buyer agrees to be bound by, and to comply with, all applicable laws for the State of Idaho and the State of Nevada, notwithstanding any specific references to only one jurisdiction.

I.  The foregoing recitals express the true intentions of the Buyer and Target and are hereby incorporated by this reference into the Agreement.

NOW, THEREFORE, in consideration of the representations, warranties and covenants set forth in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto agree as follows:

1. Definitions.

1.1 “Affiliate” has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

1.2 “Buyer” has the meaning set forth in the preface above.

1.3  “Buyer-owned Share” means any Target Share that Buyer owns beneficially.

1.4 “Buyer Share” means any share of the common stock, $0.0001 par value per share, of Buyer.

1.5 “Certificate of Merger” has the meaning set forth in 2(c) below.

1.6 “Closing” has the meaning set forth in 2(b) below.

1.7 “Closing Date” has the meaning set forth in 2(b) below.

1.8 “Confidential Information” means any information concerning the business and affairs of Target and its Subsidiaries that is not already generally available to the public.

1.9 “Conversion Ratio” has the meaning set forth in 2(d)(v) below.

1.10 “Definitive Buyer Proxy Materials” means the definitive proxy materials relating to the Special Buyer Meeting.

1.11 “Definitive Target Proxy Materials” means the definitive proxy materials relating to the Special Target Meeting.

1.12 “Disclosure Schedule” has the meaning set forth in Section 3 below.

1.13 “Dissenting Share” means any Target Share held of record by any stockholder who or that has exercised his, her, or its appraisal rights under the Nevada Revised Statutes.

1.14 “Effective Time” has the meaning set forth in 2(d)(i) below.

1.15 “Exchange Agent” has the meaning set forth in 2(e) below.

1.16 “GAAP” means United States generally accepted accounting principles as in effect from time to time, consistently applied.

1.17 “Hart-Scott-Rodino Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

1.18 “IRS” means the Internal Revenue Service.

1.19 “Knowledge” means actual knowledge after reasonable investigation.

1.20 “Lien” means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) liens for Taxes not yet due and payable, (b) purchase money liens and liens securing rental payments under capital lease arrangements, and (c) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

1.21 “Material Adverse Effect” or “Material Adverse Change” means any effect or change that would be (or could reasonably be expected to be) materially adverse to the business, assets, condition (financial or otherwise), operating results, operations, or business prospects of Target and its Subsidiaries, taken as a whole, or to the ability of Sellers to consummate timely the transactions contemplated hereby (regardless of whether or not such adverse effect or change can be or has been cured at any time or whether Buyer has knowledge of such effect or change on the date hereof), including any adverse change, event, development, or effect arising from or relating to (a) general business or economic conditions, including such conditions related to the business of Target and its Subsidiaries, (b) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States, (c) financial, banking, or securities markets (d) changes in United States generally accepted accounting principles, (e) changes in laws, rules, regulations, orders, or other binding directives issued by any governmental entity, and (f) the taking of any action contemplated by this Agreement and the other agreements contemplated hereby.

1.22 “Merger” has the meaning set forth in 2(a) below.

1.23  “Nevada Revised Statutes” means the General Corporation Law of the State of Nevada, as amended.

1.24 “Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice, including with respect to quantity and frequency.

1.25 “Party” has the meaning set forth in the preface above.

1.26 “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity.

1.27 “Prospectus” means the final prospectus relating to the registration of the Buyer Shares under the Securities Act.

1.28 “Requisite Buyer Stockholder Approval” means the affirmative vote of the holders of a majority of the Buyer Shares in favor of this Agreement and the Merger.

1.29 “Requisite Target Stockholder Approval” means the affirmative vote of the holders of a majority of the Target Shares in favor of this Agreement and the Merger.

1.30 “SEC” means the Securities and Exchange Commission.

1.31 “Securities Act” means the Securities Act of 1933, as amended.

1.32 “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.33 “Special Buyer Meeting” has the meaning set forth in 5(c)(ii) below.

1.34 “Special Target Meeting” has the meaning set forth in 5(c)(ii) below.

1.35 “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (ii) if a limited liability company, partnership, association, or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be or control any managing director or general partner of such business entity. The term “Subsidiary” shall include all Subsidiaries of such Subsidiary.

1.36 “Surviving Corporation” has the meaning set forth in 2(a) below.

1.37 “Target” has the meaning set forth in the preface above.

1.38 “Target Share” means any share of the common stock, $0.001 par value per share, of Target.

1.39 “Target Stockholder” means any Person who owns or holds any Target Shares.

2. Basic Transaction.

(a) The Merger. On and subject to the terms and conditions of this Agreement, Target will merge with and into Buyer (the “Merger”) at the Effective Time. Buyer shall be the corporation surviving the Merger (the “Surviving Corporation”).

(b) The Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of SteadyLaw Group, LLP in San Diego, CA, commencing at 9:00 a.m. local time on the third business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby, other than conditions with respect to actions the respective Parties will take at the Closing itself, or such other date as the Parties may mutually determine (the “Closing Date”); provided, however, that the Closing Date shall be no earlier than May 17, 2006.

(c) Actions at the Closing. At the Closing, (i) Target will deliver to Buyer the various certificates, instruments, and documents referred to in 6(a) below, (ii) Buyer will deliver to Target the various certificates, instruments, and documents referred to in 6(b) below, (iii) Buyer and Target will file with the Secretary of State of the State of Nevada the Articles of Merger in the form attached hereto as Exhibit B (the “Certificate of Merger”), and (iv) Buyer will deliver to the Exchange Agent in the manner provided below in this Section 2 the certificate evidencing the Buyer Shares issued in the Merger.

(d) Effect of Merger.

(i) General. The Merger shall become effective at the time (the “Effective Time”) Buyer and Target file the Certificate of Merger with the Secretary of State of the State of Nevada. The Merger shall have the effect set forth in the Nevada Revised Statutes. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either Buyer or Target in order to carry out and effectuate the transactions contemplated by this Agreement.

(ii) Articles of Incorporation. The articles of incorporation of Buyer in effect at and as of the Effective Time will remain the articles of incorporation of Surviving Corporation without any modification or amendment in the Merger, except with respect to the Surviving Corporation changing its name to “Ethos Environmental, Inc.”

(iii) Bylaws. The bylaws of Buyer in effect at and as of the Effective Time will remain the bylaws of Surviving Corporation without any modification or amendment in the Merger.

(iv) Directors and Officers. The directors and officers of Target in office at and as of the Effective Time shall be appointed the directors and officers of the Surviving Corporation, with each to hold office in accordance with the articles of incorporation and by-laws of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified, and thereafter the directors and officers of Buyer serving immediately prior to the Closing Date shall immediately resign.

(v) Conversion of Target Shares. At and as of the Effective Time, (A) each Target Share (other than any Dissenting Share or Buyer-owned Share) shall be converted into the right to receive one Buyer Share (the ratio of one Buyer Share to one Target Share is referred to herein as the “Conversion Ratio”), (B) each Dissenting Share shall be converted into the right to receive payment from Surviving Corporation with respect thereto in accordance with the provisions of the Nevada Revised Statutes, and (C) each Buyer-owned Share shall be canceled; provided, however, that the Conversion Ratio shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of Target Shares outstanding. No Target Share shall be deemed to be outstanding or to have any rights other than those set forth above in this Section 2(d)(v) after the Effective Time.

(vi) Buyer Shares. Each Buyer Share issued and outstanding at and as of the Effective Time will remain issued and outstanding.

(e) Payment Procedure.

(i) Immediately after the Effective Time, Buyer will cause Action Stock Transfer Corporation (the “Exchange Agent”) to mail a letter of transmittal in the form attached hereto as Exhibit C to each record holder of outstanding Target Shares for the holder to use in surrendering the certificates that represented his, her, or its Target Shares in exchange for a certificate representing the number of Buyer Shares to which he, she, or it is entitled.

(ii) Buyer will not pay any dividend or make any distribution on Buyer Shares (with a record date at or after the Effective Time) to any record holder of outstanding Target Shares until the holder surrenders for exchange his, her, or its certificates that represented Target Shares. Buyer instead will pay the dividend or make the distribution to the Exchange Agent in trust for the benefit of the holder pending surrender and exchange. Buyer may cause the Exchange Agent to invest any cash the Exchange Agent receives from Buyer as a dividend or distribution in one or more of the permitted investments set forth on Exhibit D attached hereto; provided, however, that the terms and conditions of the investments shall be such as to permit the Exchange Agent to make prompt payments of cash to the holders of outstanding Target Shares as necessary. Buyer may cause the Exchange Agent to pay over to Buyer any net earnings with respect to the investments, and Buyer will replace promptly any cash that the Exchange Agent loses through investments. In no event, however, will any holder of outstanding Target Shares be entitled to any interest or earnings on the dividend or distribution pending receipt.

(iii) Buyer may cause the Exchange Agent to return any Buyer Shares and dividends and distributions thereon remaining unclaimed 180 days after the Effective Time, and thereafter each remaining record holder of outstanding Target Shares shall be entitled to look to Buyer, subject to abandoned property, escheat, and other similar laws, as a general creditor thereof with respect to the Buyer Shares and dividends and distributions thereon to which he, she, or it is entitled upon surrender of his, her, or its certificates.

(iv) Surviving Corporation shall pay all charges and expenses of the Exchange Agent.

(f) Closing of Transfer Records. After the close of business on the Closing Date, transfers of Target Shares outstanding prior to the Effective Time shall not be made on the stock transfer books of Surviving Corporation.

(g) In accordance with the terms of this Agreement, and specifically this Section 2, it is contemplated that Buyer shall issue an aggregate of Seventeen Million Seven Hundred Eighteen Thousand One Hundred Eighty Seven (17,718,187) Buyer Shares to the Target Stockholders for all validly issued and outstanding Target Shares to be distributed on a pro rata basis to each Target Stockholder. Such newly issued Buyer Shares shall represent, on a fully diluted basis, approximately ninety seven (97%) percent of Buyer’s issued, and outstanding common stock following any adjustments contemplated by this Agreement.

(h) Restrictive Legend. Each newly issued certificate of Buyer Shares under the terms of this Agreement shall bear the following restrictive legend:

“The Common Stock which is represented by this Certificate has not been registered under the Securities Act of 1933, as amended (the “Act’). These securities have been acquired for investment purposes only and not with a view to distribution or resale, and may not be sold, transferred, made subject to a security interest, pledged, hypothecated or otherwise disposed of unless and until registered under the Act, or on an opinion of counsel for the Company, that registration is not required under such Act.”

(i) The receipt by each of the Target Stockholders of the Buyer Shares is for that person’s own account, is for investment purposes only, and is not with a view to, nor for offer or sale in connection with, the distribution of the Buyer Shares. The newly issued Buyer Shares contemplated by this Agreement have not been registered under the Securities Act or the securities laws of any state and, therefore, cannot be sold unless it is subsequently registered under the Securities Act and any applicable state securities laws or exemptions from registration thereunder are available.

(j) Adjustments. The exchange of shares contemplated under this Agreement shall be adjusted to reflect fully the effect of any reclassification, stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Buyer Shares), reorganization, recapitalization or other like change with respect to Buyer Shares occurring, or for which a record date is established, after the date hereof and prior to the Effective Time.

3. Target’s Representations and Warranties. Target represents and warrants to Buyer that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3), except as set forth in the disclosure schedule accompanying this Agreement and initialed by the Parties (the “Disclosure Schedule”). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 3.

(a) Organization, Qualification, and Corporate Power. Each of Target and its Subsidiaries, if any, is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Each of Target and its Subsidiaries, if any, is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. Each of Target and its Subsidiaries has full corporate power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it.

(b) Capitalization. The entire authorized capital stock of Target consists of 200,000,000 Target Shares, of which 17,718,187 Target Shares are issued and outstanding and 182,281,813 Target Shares are held in treasury. All of the issued and outstanding Target Shares have been duly authorized and are validly issued, fully paid, and non-assessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Target to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Target.

(c) Authorization of Transaction. Target has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that Target cannot consummate the Merger unless and until it receives the Requisite Target Stockholder Approval. This Agreement constitutes the valid and legally binding obligation of Target, enforceable in accordance with its terms and conditions.

(d) Non-contravention. To the Knowledge of any director or officer of Target, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Target or any of its Subsidiaries is subject or any provision of the charter or bylaws of Target or any of its Subsidiaries or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Target or any of its Subsidiaries is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Lien upon any of its assets). To the Knowledge of any director or officer of Target, and other than in connection with the provisions of the Hart-Scott-Rodino Act, the Nevada Revised Statutes, the Securities Exchange Act, the Securities Act, and the state securities laws, neither Target nor any of its Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

(e) Compliance with the Law and Other Instruments.

(i) Except as otherwise provided in this Agreement and in the Exhibits annexed hereto, the business and operations of Target have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all authorities which affect Target or its properties, assets, businesses or prospects.

(ii) Target Disclosure Schedule sets forth all material Permits issued or granted to Target. To the knowledge of Target, the Permits are validly held by Target, and Target is in compliance with the Permits, except for instances of noncompliance that would not, individually or in the aggregate, have a material adverse effect. To the knowledge of Target, the Permits constitute all of the governmental licenses, permits, authorizations and approvals required to carry on the business of Target as such business is presently conducted, except where the failure to have any such license, permit, authorization or approval would not, individually or in the aggregate, have a material adverse effect.

(f) Absence of Conflicts. The execution and delivery of this Agreement, the transfer of the securities of Target, and the consummation by Target of the transactions set forth in this Agreement: (i) do not and shall not conflict with or result in a breach of any provision of Target’s Articles of Incorporation or By-Laws, (ii) do not and shall not result breach of, or constitute a default or cause an acceleration under any arrangement, agreement or other instrument to which Target is a party to or by which any of its assets are bound, (iii) do not and shall not cause Target to violate or contravene any provision of law or any governmental rule or regulation, and (iv) will not and shall not result in the imposition of any lien, or encumbrance upon, any property of Target. Target has performed in all material respects all of its obligations which are, as of the date of this Agreement, required to be performed, pursuant to the terms of any such agreement, contract or commitment.

(g) Environmental Compliance. To Target’s knowledge, it is in compliance with all applicable Environmental Laws. Target is presently authorized, if required, to generate, transport through third parties, store, use, treat, dispose of, release, and conduct other handling of, as required, those hazardous substances used in Target’s business, which consist of, hazardous waste, hazardous material, hazardous constituents, toxic substances, pollutants, contaminants, asbestos, radon, polychlorinated biphenyls, petroleum product or waste (including crude oil or any fraction thereof), natural gas, liquefied gas, synthetic gas and other material defined, regulated, controlled or subject to any remediation requirement under any Environmental Law.

(h) Compliance with Occupational and Safety Laws; Employment Matters.

(i) To Target’s knowledge, it is in compliance with all applicable national, provincial and local laws, rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder and other governmental requirements relating to occupational health and safety.

(ii) Except as set forth on the Target Disclosure Schedule, Target does not owe any accrued but unpaid salary or other compensation or benefits to any officer, director, employee or consultant of Target. Except as set forth on the Target Disclosure Schedule, Target has no Benefit Plans. The Target Disclosure Schedule contains for each or its officers, directors, and consultants his compensation and benefits for the last two years.

(i) Financial Statements. Target’s audited financial statements for the year ended December 31, 2005 (the “Audited Financial Statements”), have been prepared using generally accepted accounting principles (“GAAP”) applied on a consistent basis. Except as set forth on the Target Disclosure Schedule, the Audited Financial Statements shall fairly present the financial condition and results of operations for Target. Except as indicated in such Financial Statements, and with the exception of ordinary operating expenses which in the aggregate are not material, or as set forth on the Target Disclosure Schedule or in any Exhibit to this Agreement, Target does not have any outstanding indebtedness or other liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise, and whether due or to become due). Except as set forth on the Target Disclosure Schedule, since the date of the Audited Financial Statements, there has not been any material adverse change in Target’s financial condition, assets, liabilities or business, or any damage, destruction or loss, whether or not covered by insurance, materially affecting Target’s properties, assets or business, and Target has not incurred any indebtedness, liability or other obligation of any nature whatsoever except in the ordinary course of business and Target has not made any change in its accounting methods or practices.

(j) Taxes. Target has timely filed all required national, provincial, and local tax returns and has paid or made adequate provision for the payment of all such taxes whether or not shown to be due on said returns.

(k) Contracts. Annexed hereto as part of Target’s Disclosure Schedule is a true and complete schedule of all of Target’s material contracts including, but not limited to, license agreements. All of the contracts so listed have been entered into in the ordinary course of business and neither Target nor any other party to any such contract is in default under any such contract.

(l) Litigation. Except as set forth on the Target Disclosure Schedule, there are no legal, administrative, arbitration, or other proceeding or governmental investigations adversely affecting Target or its properties, assets or businesses, or with respect to any matter arising out of the conduct of the Target’s business pending or to its knowledge threatened, by or against, any officer or director of Target in connection with its affairs, whether or not covered by insurance. Except as set forth on the Target Disclosure Schedule, neither Target nor its officers or directors are subject to any order, writ, injunction, or decree of any court, department, agency, or instrumentality, affecting Target. Except asset forth on the Target Disclosure Schedule, Target is not presently engaged in any legal action.

(m) Absence of Changes. Except as set forth on the Target Disclosure Schedule and this Agreement, subsequent to the date of the Audited Financial Statements and through the date of this Agreement, there has not been any material adverse change in, or any event or condition (financial or otherwise) affecting the business, properties, assets, liabilities, historical operations or prospects of Target, and except as in the ordinary course of business and with respect to any items reserved by Target and reflected in its Audited Financial Statements, there are no liabilities or obligations of any nature, whether absolute, contingent or otherwise, whether due or to become due (including, without limitation, liabilities for taxes with respect to or measured by income of Target for any period prior to, and/or subsequent to, the date of the Audited Financial Statements or arising out of any transaction of Target prior to, and/or subsequent to, such date). Subsequent to the date of the Audited Financial Statements except as set forth on the Target Disclosure Schedule, there has not been any declaration, or setting aside, or payment of any dividend or other distribution with respect to Target’s securities, or any direct or indirect redemption, purchase, or other acquisition of any of Target’s securities. To Target’s knowledge, there has not been an assertion against Target of any liability of any nature or in any amount not fully reflected or reserved against in the Audited Financial Statements.

(n) No Approvals. No approval of any governmental authority is required in connection with the consummation of the transactions set forth in this Agreement.

(o) Broker; Finder’s Fee.

(i) Target represents that it has not had any dealing with respect to this transaction with any business broker, firm or salesman, or any person or corporation, investment banker or financial advisor who is or shall be entitled to any broker’s or finder’s fee or any other commission or similar fee with respect to the transactions set forth in this Agreement, except as otherwise indicated herein. Target agrees to indemnify and hold harmless Buyer from and against any and all claims for brokerage commissions or finder’s fees by any person, firm or corporation on the basis of any act or statement alleged to have been made by Target or its affiliates or agents.

(ii) As compensation under the terms of a Business Development Agreement (“BDA”), Tyson Ltd., a corporation duly existing under the laws of the Bahamas, shall receive the sum of $200,000 dollars (the “BDA Compensation”) from Target upon the successful closing of a business combination or acquisition with Buyer. It is anticipated that the BDA Compensation will be tendered simultaneous to the Closing as set forth under the terms of the BDA.

(p) Complete Disclosure. No representation or warranty of Target which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement, to Target’s knowledge contains or shall contain any untrue statement of a material fact, omits or shall omit to state any fact which is required to make the statements which are contained herein or therein, in light of the circumstances under which they were made, not materially misleading. There is no fact relating to the business, affairs, operations, conditions (financial or otherwise) or prospects of Target which would materially adversely affect same which has not been disclosed to Buyer in this Agreement.

(q) No Defense. It shall not be a defense to a suit for damages for any misrepresentation or breach of covenant or warranty that Buyer knew or had reason to know that any covenant, representation or warranty in this Agreement furnished or to be furnished to Buyer contained untrue statements.

(r) Access to Information. During the Pre-Closing Period, Target shall (and shall cause each of its Subsidiaries to) afford to Buyer’s officers, employees, accountants, counsel, financing sources and other representatives, reasonable access, upon reasonable notice, during normal business hours and in a manner that does not unreasonably disrupt or interfere with business operations, to all of its properties, books, contracts, commitments, personnel and records as the Buyer shall request, and, during such period, Target shall (and shall cause each of its Subsidiaries to) furnish promptly to Buyer (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal or state securities laws and (ii) all other information concerning its business, finances, operations, properties, assets and personnel as Buyer may reasonably request, in each case, subject to any restrictions contained herein; provided, further, that the foregoing shall not require Target to permit any inspection or disclose any information that, in the reasonable judgment of Target, would result in the disclosure of any trade secrets of third parties or otherwise privileged information. Buyer will hold, and instruct all such officers, employees, accountants, counsel, financing sources and other Representatives to hold, any such information that is nonpublic in confidence in accordance with this Agreement.

(s) Undisclosed Liabilities. Neither Target nor any of its Subsidiaries has any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes, except for (i) liabilities set forth on the face of the balance sheet dated as of the Most Recent Fiscal Quarter End (rather than in any notes thereto) and (ii) liabilities that have arisen after the Most Recent Fiscal Quarter End in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

(t) Continuity of Business Enterprise. Target operates at least one significant historic business line, or owns at least a significant portion of its historic business assets, in each case within the meaning of Reg. 1.368-1(d).

4. Buyer’s Representations and Warranties. Buyer represents and warrants to Target that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4), except as set forth in the Buyer Disclosure Schedule. The Buyer Disclosure Schedule will be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Section 4.

(a) Organization, Qualification, and Corporate Power. Each of Buyer and its Subsidiaries, if any, is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Each of Buyer and its Subsidiaries, if any, is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. Each of Buyer and its Subsidiaries has full corporate power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it.

(b) Capitalization. The entire authorized capital stock of Buyer consists of 1,000,000,000 Buyer Shares, of which approximately 500,000 Buyer Shares shall be issued and outstanding and 999,500,000 Buyer Shares are to be held in treasury. All of the Buyer Shares to be issued in the Merger shall have been duly authorized and, upon consummation of the Merger, will be validly issued, fully paid, and non-assessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Buyer to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Buyer.

(c) Authorization of Transaction. Buyer has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that Buyer cannot consummate the Merger unless and until it receives the Requisite Buyer Stockholder Approval. This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms and conditions.

(d) Non-contravention. To the Knowledge of any director or officer of Buyer, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Buyer is subject or any provision of the charter, bylaws, or other governing documents of Buyer or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Buyer is a party or by which it is bound or to which any of its assets is subject. To the Knowledge of any director or officer of Buyer, and other than in connection with the provisions of the Hart-Scott-Rodino Act, the Nevada Revised Statutes, the Securities Exchange Act, the Securities Act, and the state securities laws, Buyer does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

(e) Ownership. As part of Buyer’s Disclosure Schedule is a list of the share ownership of the officers and directors of the Buyer Shares (collectively, the “Buyer Insiders”). At or prior to the Closing Date, Buyer shall deliver to Target lock-up agreements (collectively, the “Buyer Lock-Up Agreements”) signed by each such Buyer Insider, providing for, among other things, that each such Buyer Insider shall not sell or otherwise dispose of any Buyer Shares owned by it for a period of 90 days after the Closing Date.

(f) Compliance with the Law and Other Instruments.

(i) Except as otherwise provided in this Agreement and in the Exhibits annexed hereto, the business and operations of Buyer have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all authorities which affect Buyer or its properties, assets, businesses or prospects.

(ii) Buyer Disclosure Schedule sets forth all material governmental licenses, permits, authorizations and approvals (the “Permits”) issued or granted to Buyer. To the knowledge of Buyer, the Permits are validly held by Buyer, and Buyer is in compliance with the Permits, except for instances of noncompliance that would not, individually or in the aggregate, have a material adverse effect. To the knowledge of Buyer, the Permits constitute all of the governmental licenses, permits, authorizations and approvals required to carry on the business of Buyer as such business is presently conducted, except where the failure to have any such license, permit, authorization or approval would not, individually or in the aggregate, have a material adverse effect.

(g) Absence of Conflicts. The execution and delivery of this Agreement and the issuance of the Buyer Shares, and the consummation by Buyer of the transactions set forth in this Agreement: (i) do not and shall not conflict with or result in a breach of any provision of Buyer’s Certificate of Incorporation or By-Laws, (ii) do not and shall not result in any breach of, or constitute a default or cause an acceleration under any arrangement, agreement or other instrument to which Buyer is a party to or by which any of its assets are bound, (iii) do not and shall not cause Buyer to violate or contravene any provision of law or any governmental rule or regulation, and (iv) will not and shall not result in the imposition of any lien, or encumbrance upon, any property of Buyer. Buyer has performed in all material respects all of its obligations which are, as of the date of this Agreement, required to be performed, pursuant to the terms of any such agreement, contract or commitment.

(h) Environmental Compliance. Except as set forth in the Buyer Disclosure Schedule, there are no environmental reports with respect to any of the properties owned or leased by Buyer. To Buyer’s knowledge, it is in compliance with all applicable environmental laws (the “Environmental Laws”). Buyer is presently authorized, if required, to generate, transport through third parties, store, use, treat, dispose of, release, and conduct other handling of, as required, those hazardous substances used in Buyer’s business, which consist of, hazardous waste, hazardous material, hazardous constituents, toxic substances, pollutants, contaminants, asbestos, radon, polychlorinated biphenyls, petroleum product or waste (including crude oil or any fraction thereof), natural gas, liquefied gas, synthetic gas and other material defined, regulated, controlled or subject to any remediation requirement under any Environmental Law.

(i) OSHA Compliance; Employment Matters.

(i) To Buyer’s knowledge, it is in compliance with all applicable federal, state and local laws, rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder and other governmental requirements, including, without limitation, all laws, etc. relating to (1) ERISA and (2) occupational health and safety, including but not limited to the Occupational Safety and Health Act of 1970, as amended, and the rules and regulations promulgated thereunder.

(ii) As set forth on the Buyer Disclosure Schedule, Buyer does not owe any accrued but unpaid salary or other compensation or benefits to any officer, director, employee or consultant of Buyer. Upon the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, Buyer, from and after the Closing Date will have no obligation to any officer, director, employee or consultant of Buyer for any claim, including, without limitation, any claim for wages, fees, benefits, deferred compensation, severance pay, incentive pay, or pension, arising under any of the Benefit Plans or arising out of such officer’s, director’s, employee’s, or consultant’s engagement or employment by Buyer, except as set forth on the Buyer Disclosure Schedule.

(iii) As a condition precedent to the Closing of this Agreement, and included in the Buyer Disclosure Schedule, each and every contract, agreement or otherwise legally binding obligation by and between Buyer and any of its officers, directors, employees or consultants in effect at the time this Agreement is executed shall be terminated, effective immediately upon Closing, except for such agreements as are set forth in Section 4. As set forth in the notices of termination, which shall include a general release in favor of Buyer, that shall be tendered by each such Buyer officer, director, employee or consultant, Buyer, from and after the Closing Date, will have no obligation to any officer, director, employee or consultant of Buyer for any claim, including, without limitation, any claim for wages, fees, benefits, deferred compensation, severance pay, stock option, rights, incentive pay, or pension, arising under any of the Benefit Plans or arising out of such officer’s, director’s, employee’s, or consultant’s engagement or employment by Buyer.

(j) Financial Statements. Buyer’s financial statements contained in Buyer’s most recent Form 10-KSB and 10-QSB (collectively, the “Buyer Financial Statements”) have been prepared using generally accepted accounting principles (“GAAP”) applied on a consistent basis. The Buyer Financial Statements fairly present the financial condition and results of operations for Buyer. As of the Closing Date, Buyer will not have any outstanding indebtedness or other liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise, and whether due or to become due). Except as set forth on the Buyer Disclosure Schedule, since the date of the Form 10-KSB for the year ended December 31, 2005, there has not been any material adverse change in Buyer’s financial condition, assets, liabilities or business, or any damage, destruction or loss, whether or not covered by insurance, materially affecting Buyer’s properties, assets or business, and Buyer has not incurred any indebtedness, liability or other obligation of any nature whatsoever except in the ordinary course of business and Buyer has not made any change in its accounting methods or practices.

(k) Taxes. Except as set forth on the Buyer Disclosure Schedule, Buyer has timely filed all required federal, state, city and local tax returns for income, franchise, social security, withholding, sales, excise, unemployment insurance, real estate and other taxes, and has paid or made adequate provision for the payment of all such taxes whether or not shown to be due on said returns.

(l) Contracts.

(i) Annexed hereto and made a part hereof as Exhibit “I” is a true and complete schedule of all of Buyer’s material contracts.

(ii) For purposes of this Agreement, “Buyer Material Contract” shall mean:

a.	any “material contract” (within the meaning of Item 601(b)(10) of Regulation S-K under the Securities Act and the Exchange Act) with respect to Buyer;
b.
any indemnification, employment, consulting or other Contract with (x) any member of the Buyer Board, (y) any executive officer of the Buyer or (z) any other employee of Buyer earning an annual salary plus bonus equal to or in excess of $200,000 other than those Contracts terminable by the Buyer on no more than thirty (30) days notice without liability or financial obligation to Buyer;

c.
any Contract containing any covenant (A) limiting, in any material respect, the ability of Buyer to engage in any line of business or compete with any person or solicit the employees of another person, (B) granting any exclusive rights to make, sell or distribute Buyer’s products or (C) granting “most favored nation” pricing status to any person;

d.
any Contract (i) relating to the disposition or acquisition by Buyer, with obligations remaining to be performed or liabilities continuing after the date of this Agreement, of any material business or any material amount of assets other than in the ordinary course of business or (ii) pursuant to which Buyer has any material ownership interest in any other person or other business enterprise;

e.	any Contract to provide source code into any escrow or to any third party (under any circumstances) for any product or technology that is material to the business of Buyer, taken as a whole;
f.
any Contract to license to any third party the right to reproduce any of Buyer’s Intellectual Property products, services or technology or any Contract to sell or distribute any of Buyer’s Intellectual Property products, services or technology, except (A) agreements with sales representatives or other resellers in the ordinary course of business, or (B) agreements allowing internal backup copies made or to be made by end-user customers in the ordinary course of business;

g.
any mortgages, indentures, guarantees, loans or credit agreements, security agreements, promissory notes or other Contracts relating to the borrowing of money, extension of credit or other indebtedness, other than accounts receivables and payables in the ordinary course of business or any Contract relating to the mortgaging, pledging or otherwise placing a Lien on any material asset or group of assets of Buyer;

h.
any settlement agreement entered into within three (3) years prior to the date of this Agreement, other than (I) releases immaterial in nature or amount entered into with former employees or independent contractors of Buyer in the ordinary course of business in connection with the routine cessation of such employee’s or independent contractor’s employment or association with Buyer or (II) settlement agreements for cash only (which has been paid) in an amount not exceeding $250,000;

i.
any Contract under which Buyer has received or granted a license relating to any Intellectual Property that is material to the business of Buyer, taken as a whole, other than non-exclusive licenses extended to customers, clients, distributors or other resellers in the ordinary course of business;

j.	any material partnership or joint venture agreement to which Buyer is a party;
k.	any Contract with a customer that accounted for net revenues in fiscal year 2005 of more than $1,000,000 in the aggregate; and
l.	any Contract (other than Leases) with a vendor pursuant to which Buyer incurred payables in fiscal year 2005 of more than $2,000,000 in the aggregate.

(iii) Each Buyer Material Contract is valid and binding, in full force and effect and is enforceable by Buyer in accordance with its respective terms (subject to the Bankruptcy and Equity Exception), except to the extent it has previously expired in accordance with its terms and except for such failures to be valid and binding or in full force and effect that, individually or in the aggregate, would not result in a Buyer Material Adverse Effect. Buyer and, to the knowledge of Buyer, each other party to the Buyer Material Contracts, have performed in all material respects all respective obligations required to be performed by them to the date hereof under the Buyer Material Contracts and are not, and are not alleged in writing to be (with or without notice, the lapse of time or both) in breach thereof or default thereunder, and, neither the Buyer nor any of its Subsidiaries nor, to the knowledge of Buyer, any other party to any Buyer Material Contract, has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time or both, would constitute a default under the provisions of any Buyer Material Contract, except in each case, for those failures to perform, breaches, violations and defaults that, individually or in the aggregate, would not result in a Buyer Material Adverse Effect.

(m) Title to Assets. Except as set forth on the Buyer Disclosure Schedule, Buyer owns all right, title, and interest in and to each of its assets material to its business.
(i) The Buyer Disclosure Schedule contains a list of all foreign and domestic patents, patent rights, trademarks, service marks, trade names, brands and copyrights (whether or not registered and, if applicable, including pending applications for registration and renewals of registration), owned, used, licensed or controlled by Buyer (the “Intellectual Property”), specifying as to each such item of Intellectual Property, as applicable: (a) the owner of the item, (b) the jurisdictions in which the item is issued or registered or in which any application for issuance or registration has been filed, (c) the respective issuance, registration, or application number of the item, and (d) the date of application and issuance or registration of the item. Buyer owns all right, title and interest in and to, or has valid and enforceable licenses to use, all of the Intellectual Property used by it connection with its business. Except as described in Buyer Disclosure Schedule, all listed Intellectual Property is owned by Buyer, free and clear of all liens or claims, including, without limitation, any claim of infringement, of any nature.
(ii) No present or former employee, officer or director of Buyer, or agent or outside contractor of Buyer, holds any right, title or interest, directly or indirectly, in whole or in part, in or to any Intellectual Property.
(iii) Except as set forth on the Buyer Disclosure Schedule, to the knowledge of Buyer: (a) none of the Intellectual Property has been used, divulged, disclosed or appropriated to the detriment of Buyer for the benefit of any person other than Buyer; and (b) no employee, independent contractor or agent of Buyer has misappropriated any trade secrets or other confidential information of any other person in the course of the performance of his or her duties as an employee, independent contractor or agent of Buyer.

(iv) The Buyer Disclosure Schedule lists the operating systems and applications computer software programs and databases used by Buyer that are material to the conduct of their business. Buyer holds valid licenses to use, reproduce, modify, distribute and sublicense all copies of the Software. To the knowledge of Buyer, none of the Software used by Buyer, nor any use thereof, conflicts with, infringes upon or violates any Intellectual Property or other proprietary rights of any other person and, to the knowledge of Buyer, no claim, suit, action or other proceeding with respect to any such infringement or violation is threatened or pending.

(n) Litigation. Except as set forth on the Form 10-KSB, the Form 10-QSB, and the Buyer Disclosure Schedule, there are no legal, administrative, arbitration, or other proceeding or governmental investigations adversely affecting Buyer or its properties, assets or businesses, or with respect to any matter arising out of the conduct of Buyer’s business pending or to its knowledge threatened, by or against, any officer or director of Buyer in connection with its affairs, whether or not covered by insurance. Except as set forth on the Form 10-KSB, the Form 10-QSB, and the Buyer Disclosure Schedule, neither Buyer nor its officers or directors are subject to any order, writ, injunction, or decree of any court, department, agency, or instrumentality affecting Buyer. Except as set forth on the Form 10-KSB, the Form 10-QSB, and the Buyer Disclosure Schedule, Buyer is not presently engaged in any legal action. The reserves for litigation set forth on the Buyer Financial Statements are adequate to cover the cost of any adverse judgment in any pending litigation and, except as set forth on the Buyer Disclosure Schedule, Buyer will not be obligated to pay the costs, including, without limitation, attorney’s fees, of any pending litigation after the Closing Date.

(o) Reporting Company Status. Buyer is a reporting company registered with the SEC whose common stock is quoted on the OTC Bulletin Board under the symbol VICI.OB. Buyer has not received any notice with respect to non-compliance with any rules or regulations that would affect the eligibility of its Common Stock to be quoted on the OTC Bulletin Board.

(p) SEC Filings. Except as set forth on the Buyer Disclosure Schedule, Buyer has filed and will continue to timely file all forms, reports and documents required to be filed by Buyer with the SEC (collectively, the “SEC Reports”) and the SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act, as the case may be, (ii) did not, to Buyer ‘s knowledge, at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a fact required to be stated in such SEC Reports or necessary in order to make the statements in such SEC Reports, in the light of the circumstances under which they were made, not materially misleading and (iii) adequately described all material transactions, which transactions were consummated on commercially reasonable terms and were in the best interests of Buyer’s stockholders.

(q) Absence of Changes. Except as set forth on the Buyer Disclosure Schedule and this Agreement, and except for transactions consummated on commercially reasonable terms and in the best interests of Buyer’s stockholders, subsequent to the date of the Form 10-KSB and through the date of this Agreement, and except as in the ordinary course of business and with respect to any items reserved by Buyer and reflected in the Buyer Financial Statements, there has not been any material adverse change in, or any event or condition (financial or otherwise) affecting the business, properties, assets, liabilities, historical operations or prospects of Buyer, there are no liabilities or obligations of any nature, whether absolute, contingent or otherwise, whether due or to become due (including, without limitation, liabilities for taxes with respect to or measured by income of Buyer for any period prior to, and/or subsequent to, the date of the Form 10KSB or arising out of any transaction of Buyer prior to, and/or subsequent to, such date). Subsequent to the date of the Form 10-KSB, there has not been any declaration, or setting aside, or payment of any dividend or other distribution with respect to Buyer securities, or any direct or indirect redemption, purchase, or other acquisition of any of Buyer securities. To Buyer’s knowledge, there has not been an assertion against Buyer of any liability of any nature or in any amount not fully reflected or reserved against in the most recent Form 10-KSB or Form 10-QSB.

(r) No Approvals. No approval of any governmental authority is required in connection with the consummation of the transactions set forth in this Agreement.

(s) Broker. Buyer represents that it has not had any dealing with respect to this transaction with any business broker, firm or salesman, or any person or corporation, investment banker or financial advisor who is or shall be entitled to any broker’s or finder’s fee or any other commission or similar fee with respect to the transactions set forth in this Agreement. Buyer agrees to indemnify and hold harmless Target from and against any and all claims for brokerage commissions or finder’s fees by any person, firm or corporation on the basis of any act or statement alleged to have been made by Buyer or its affiliates or agents.

(t) Complete Disclosure. No representation or warranty of Buyer which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement, to Buyer’s knowledge contains or shall contain any untrue statement of a material fact, omits or shall omit to state any fact which is required to make the statements which are contained herein or therein, in light of the circumstances under which they were made, not materially misleading. There is no fact relating to the business, affairs, operations, conditions (financial or otherwise) or prospects of Buyer which would materially adversely affect same which has not been disclosed to Target in this Agreement.

(u) No Defense. It shall not be a defense to a suit for damages for any misrepresentation or breach of covenant or warranty that Target knew or had reason to know that any covenant, representation or warranty in this Agreement furnished or to be furnished to Target contained untrue statements.

(v) No Undisclosed Liabilities. Except as disclosed in the Buyer SEC Reports filed prior to the date of this Agreement or in the consolidated unaudited balance sheet of Buyer as of the date hereof (the “Balance Sheet”), Buyer does not have any liabilities (whether accrued, absolute, contingent or otherwise) of a type that would be required by GAAP to be reflected on a consolidated balance sheet of Buyer (including the notes thereto), except for liabilities (i) incurred in connection with the transactions contemplated hereby, (ii) incurred in the ordinary course of business consistent with past practice since the date of the Balance Sheet or (iii) that, individually or in the aggregate, would not result in an adverse manner against Buyer.

(w) Exemption from Liability Under Section 16. Prior to the Closing, Buyer shall take all such steps as may be required to cause to be exempt under Rule 16b-3 promulgated under the Exchange Act any dispositions of Buyer Shares (including derivative securities with respect to Company Common Stock) under such rule resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Buyer.

(x) Resignations & Termination of Buyer Material Contracts. Buyer shall use commercially reasonable efforts to obtain and deliver to Target at the Closing evidence reasonably satisfactory to Target the resignation and termination, effective as of the Effective Time, of all Buyer Material Contracts.

(y) Proxy Statement.

(i) Information. The Proxy Statement and any other document filed with the SEC or by Buyer in connection with this Agreement (taking into account any amendment thereof or supplement thereto), at the time filed with the SEC, at the time first mailed to the stockholders of Buyer and at the time of the Special Buyer Meeting, as the case may be, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and the Proxy Statement and such other documents filed with the SEC by Buyer will comply in all material respects with the provisions of the Exchange Act; provided, however that no representation is made by Buyer with respect to statements made therein based on information supplied by Target for inclusion in such documents.

(ii) Proxy Statement. As soon as reasonably as practicable after the execution of this Agreement, Buyer, in cooperation with Target, shall prepare and file with the SEC the Proxy Statement. Buyer, acting through the Buyer Board, shall include in the Proxy Statement (or any supplement thereto filed pursuant to this Section 4) the unanimous (of those directors that were present) recommendation of the Buyer Board that the shareholders of the Buyer vote in favor of this Agreement and the adoption of this Agreement (the “Buyer Recommendation”). Buyer shall respond to any comments of the SEC or its staff and shall cause the Proxy Statement to be mailed to its shareholders at the earliest practicable time after the resolution of any such comments. Buyer shall notify Target promptly upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Proxy Statement and shall supply Target with copies of all correspondence between Buyer or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement. Provided that there shall have been no change in the Buyer Recommendation, Buyer shall use commercially reasonable efforts to obtain the Requisite Buyer Stockholder Approval. Buyer shall use commercially reasonable efforts to cause all documents that Buyer is responsible for filing with the SEC or other regulatory authorities under this Section 4 to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Target shall use commercially reasonable efforts to provide, or to cause to be provided, to Buyer for inclusion in the Proxy Statement and any amendments or supplements thereto all information regarding Target and its Affiliates that may be required by applicable law and the rules and regulations promulgated thereunder to be so included. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement, Target or Buyer, as the case may be, shall promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to shareholders of Buyer, such amendment or supplement. Notwithstanding the foregoing, Buyer shall not file with the SEC or mail to its shareholders the Proxy Statement, any amendment thereto, any other soliciting material or any such other documents without providing Target a reasonable opportunity to review and comment on such documents.

(z) No Further Representations and Warranties. The representations and warranties made by Buyer in this Agreement are in lieu of and are exclusive of all other representations and warranties, including, without limitation, any implied warranties. Buyer hereby disclaims any such other or implied representations or warranties, notwithstanding the delivery or disclosure, if any, to Target or its officers, directors, employees, agents or representatives of any documentation or other information.

(i) Continuity of Business Enterprise.  It is the present intention of Buyer to continue at least one significant historic business line of Target, or to use at least a significant portion of Target’s historic business assets in a business, in each case within the meaning of Reg. 1.368-1(d).

(ii) Disclosure. The Definitive Buyer Proxy Materials will comply with the Securities Act and the Securities Exchange Act in all material respects. The Definitive Buyer Proxy Materials will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they will be made, not misleading; provided, however, that Buyer makes no representation or warranty with respect to any information that Target will supply specifically for use in the Definitive Buyer Proxy Materials. None of the information that Buyer will supply specifically for use in the Definitive Target Proxy Materials will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they will be made, not misleading.

5. Covenants. The Parties agree as follows with respect to the period from and after the execution of this Agreement.

(a) General. Each of the Parties will use its reasonable best efforts to take all actions and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the Closing conditions set forth in Section 6 below).

(b) Notices and Consents. Target will give any notices (and will cause each of its Subsidiaries to give any notices) to third parties, and will use its reasonable best efforts to obtain (and will cause each of its Subsidiaries to use its reasonable best efforts to obtain) any third-party consents referred to in Section 3 above and the items set forth in this Section 5 of the Disclosure Schedule.

(c) Regulatory Matters and Approvals. Each of the Parties will, and Target will cause each of its Subsidiaries to, give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in 3(d) and 4(d) above. Without limiting the generality of the foregoing:

(i) Securities Act, Securities Exchange Act, and State Securities Laws. Buyer will take all actions that may be necessary under state securities laws in connection with the offering and issuance of the Buyer Shares.

(ii) Nevada Revised Statutes. Target will call a special meeting of its stockholders (the “Special Target Meeting”) as soon as reasonably practicable in order that the stockholders may consider and vote upon the adoption of this Agreement and the approval of the Merger in accordance with the Nevada Revised Statutes. Buyer will call a special meeting of its stockholders (the “Special Buyer Meeting”) as soon as reasonably practicable in order that the stockholders may consider and vote upon the adoption of this Agreement and the approval of the Merger in accordance with the Nevada Revised Statutes, or other applicable law as set forth in the Definitive Buyer Proxy Materials.

(d) Operation of Business. Target will not (and will not cause or permit any of its Subsidiaries to) engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing:

(i) neither Target nor any of its Subsidiaries will authorize or effect any change in its charter or bylaws;

(ii) neither Target nor any of its Subsidiaries will grant any options, warrants, or other rights to purchase or obtain any of its capital stock or issue, sell, or otherwise dispose of any of its stock (except upon the conversion or exercise of options, warrants, and other rights currently outstanding);

(iii) neither Target nor any of its Subsidiaries will declare, set aside, or pay any dividend or distribution with respect to its stock (whether in cash or in kind), or redeem, repurchase, or otherwise acquire any of its capital stock, in either case outside the Ordinary Course of Business;

(iv) neither Target nor any of its Subsidiaries will issue any note, bond, or other debt security or create, incur, assume, or guarantee any indebtedness for borrowed money or capitalized lease obligation outside the Ordinary Course of Business;

(v) neither Target nor any of its Subsidiaries will impose any Lien upon any of its assets outside the Ordinary Course of Business;

(vi) neither Target nor any of its Subsidiaries will make any capital investment in, make any loan to, or acquire the securities or assets of any other Person outside the Ordinary Course of Business;

(vii) neither Target nor any of its Subsidiaries will make any change in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business; and

(viii) neither Target nor any of its Subsidiaries will commit to any of the foregoing.

(e) Full Access. Buyer and Target each will, and will cause each of their Subsidiaries to, permit representatives of the other party (including legal counsel and accountants) to have full access to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to Buyer and Target and each of their Subsidiaries. Buyer and Target will treat and hold as such any Confidential Information they receive from the other party or any of their Subsidiaries in the course of the reviews contemplated by this 5(e), will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, agree to return to the other party all tangible embodiments (and all copies) thereof that are in their possession.

(f) Notice of Developments. Each Party will give prompt written notice to the other of any material adverse development causing a breach of any of its own representations and warranties in 3 and 4 above. No disclosure by any Party pursuant to this 5(f), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

(g) Exclusivity. Buyer and Target will not and will not cause or permit any of their Subsidiaries to solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of all or substantially all of the capital stock or assets of Buyer or Target or any of their Subsidiaries (including any acquisition structured as a merger, consolidation, or share exchange); provided, however, that Buyer and Target, their Subsidiaries, and their directors and officers will remain free to participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing to the extent their fiduciary duties may require.

(h) Indemnification.

(i) Buyer, as the Surviving Corporation in the Merger, will observe any indemnification provisions now existing in the certificate of incorporation or bylaws of Target for the benefit of any individual who served as a director or officer of Target at any time prior to the Effective Time.

(ii) Buyer will indemnify each individual who served as a director or officer of Target at any time prior to the Effective Time from and against any and all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including all court costs and reasonable attorneys fees and expenses, resulting from, arising out of, relating to, in the nature of, or caused by this Agreement or any of the transactions contemplated herein.

(i) Continuity of Business Enterprise. Buyer will continue at least one significant historic business line of Target, or use at least a significant portion of Targets historic business assets in a business, in each case within the meaning of Reg. 1.368-1(d), except that Buyer may transfer Targets historic business assets (i) to a corporation that is a member of Buyer’s qualified group, within the meaning of Reg. 1.368-1(d)(4)(ii), or (ii) to a partnership if (A) one or more members of Buyers qualified group have active and substantial management functions as a partner with respect to Targets historic business or (B) members of Buyers qualified group in the aggregate own an interest in the partnership representing a significant interest in Targets historic business, in each case within the meaning of Reg. 1.368-1(d)(4)(iii).

(j) No Public Announcement. None of the parties hereto shall, without the prior written approval of the other party make any press release or other public announcement or communicate with any customer, competitor or supplier of the other party concerning the transactions contemplated by this Agreement, except as and to the extent that such party shall determine is required by law, which determination shall be made by such party based upon the advice of its counsel, in which event the other party shall be advised and the parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued.

(k) Legal Requirements.

(i) Subject to the terms hereof, each of Target and Buyer shall use their commercially reasonable efforts to:

a.
take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby as promptly as practicable (and Buyer shall use its commercially reasonable efforts to obtain prior to Closing such written consents, authorizations or resignations of the parties to the Buyer Material Contracts as so requiring by reason of the execution of this Agreement or the consummation of the transactions contemplated hereby);

b.
as promptly as practicable, obtain from any Governmental Entity or any other third party any consents, licenses, permits, waivers, approvals, authorizations, or orders required to be obtained by Buyer or Target or any of their Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

c.
as promptly as practicable, make all necessary filings, notifications, and thereafter make any other required submissions, with respect to this Agreement required under (A) the Exchange Act, and any other applicable federal or state securities laws, and (B) any other applicable law; and

d.	contest any legal proceeding relating to the transactions contemplated by this Agreement; and
e.
execute or deliver any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. Buyer and Target shall cooperate with each other in connection with the making of all such filings. Buyer and Target shall each use their commercially reasonable efforts to furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable law (including all information required to be included in the Proxy Statement) in connection with the transactions contemplated by this Agreement. For the avoidance of doubt, Buyer and Target agree that nothing contained in this Section 5 shall modify or affect their respective rights and responsibilities as otherwise set forth in this Agreement.

(ii) Buyer and Target agree, and shall cause each of their respective subsidiaries, to cooperate and to use their commercially reasonable efforts to obtain any government clearances or approvals required for Closing under any federal, state or foreign law, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade (collectively “Antitrust Laws”), to respond to any government requests for information under any Antitrust Law, and to contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) (an “Antitrust Order”) that restricts, prevents or prohibits the consummation of any transactions contemplated by this Agreement under any Antitrust Law. The parties hereto will consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to the other parties in advance, any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals prepared for submission to a government agency in connection with an antitrust filing relating to this Agreement and made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to any Antitrust Law. Notwithstanding anything in this Agreement to the contrary, (i) Target shall not be required to agree to any consent decree or order in connection with any objections raised by the Federal Trade Commission or Department of Justice or any other governmental agency or authority or third party with respect to the transactions contemplated by this Agreement and (ii) neither Target nor its Affiliates shall be obligated to agree to divest or hold separate all or any portion of the assets or businesses of Buyer and its subsidiaries or any of their other assets or businesses.

6. Conditions to Obligation to Close.

(a) Conditions to Buyer’s Obligation. The obligation of Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

(i) this Agreement and the Merger shall have received the Requisite Target Stockholder Approval;

(ii) Target and its Subsidiaries shall have procured all of the third-party consents specified in Section 5 above;

(iii) the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date, except to the extent that such representations and warranties are qualified by the term material, or contain terms such as Material Adverse Effect or Material Adverse Change, in which case such representations and warranties (as so written, including the term material or Material) shall be true and correct in all respects at and as of the Closing Date;

(iv) Target shall have performed and complied with all of its covenants hereunder in all material respects through the Closing, except to the extent that such covenants are qualified by the term material, or contain terms such as Material Adverse Effect or Material Adverse Change, in which case Target shall have performed and complied with all of such covenants (as so written, including the term material or Material) in all respects through the Closing;

(v) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) adversely affect the right of Surviving Corporation to own the former assets, to operate the former business, and to control the former Subsidiaries of Target, or (D) adversely affect the right of any of the former Subsidiaries of Target to own its assets and to operate its business (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(vi) Target shall have delivered to Buyer a certificate to the effect that each of the conditions specified above in this Section 6(a)(i)-(v) is satisfied in all respects;

(vii) this Agreement and the Merger shall have received the Requisite Buyer Stockholder Approval;

(viii) Buyer shall have received from counsel to Target an opinion in form and substance as set forth in Exhibit E attached hereto, addressed to Buyer, and dated as of the Closing Date;

(ix) all actions to be taken by Target in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Buyer.

Buyer may waive any condition specified in this 6(a) if it executes a writing so stating at or prior to the Closing.

(b) Conditions to Target’s Obligation. The obligation of Target to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

(i) this Agreement and the Merger shall have received the Requisite Buyer Stockholder Approval;

(ii) Buyer and its Subsidiaries shall have procured all of the third-party consents specified in Section 5 above;

(iii) the representations and warranties set forth in Section 4 above shall be true and correct in all material respects at and as of the Closing Date, except to the extent that such representations and warranties are qualified by the term material, or contain terms such as Material Adverse Effect or Material Adverse Change, in which case such representations and warranties (as so written, including the term material or Material) shall be true and correct in all respects at and as of the Closing Date;

(iv) Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing, except to the extent that such covenants are qualified by the term material, or contain terms such as Material Adverse Effect or Material Adverse Change, in which case Buyer shall have performed and complied with all of such covenants (as so written, including the term material or Material) in all respects through the Closing;

(v) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) adversely affect the right of Surviving Corporation to own the former assets, to operate the former business, and to control the former Subsidiaries of Buyer, or (D) adversely affect the right of any of the former Subsidiaries of Buyer to own its assets and to operate its business (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(vi) Buyer shall have delivered to Target a certificate to the effect that each of the conditions specified above in 6(b)(i)-(iv) is satisfied in all respects;

(vii) this Agreement and the Merger shall have received the Requisite Target Stockholder Approval;

(viii) Target shall have received from counsel to Buyer an opinion in form and substance as set forth in Exhibit F attached hereto, addressed to Target, and dated as of the Closing Date;

(ix) all actions to be taken by Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Target.

Target may waive any condition specified in this 6(b) if it executes a writing so stating at or prior to the Closing.

(c) Conduct of Target Business Prior to the Closing Date. Between the date of this Agreement and the Closing Date, Target shall carry on its business in the ordinary course and in the same manner as heretofore conducted and shall preserve intact the existing business organization of Target, and use its best efforts to (i) keep available to Target the services of Target’s present officers and employees, (ii) maintain all of Target’s properties in their present condition (ordinary wear and tear excepted), (iii) maintain insurance policies with respect to Target’s business and properties consistent with current practice, and (iv) maintain Target’s rights and franchises. Except as set forth in the Target Disclosure Schedule or as provided for in this Agreement, Target shall not, without the prior written consent of Buyer:

(i)	make any change in the Certificate of Incorporation or By-Laws of Target;
(ii)	authorize or issue any capital stock or any rights, warrants, options or convertible securities to acquire such stock;
(iii)	conduct the business of Target in any manner other than in the ordinary course;
(iv)	take any action or omit to do any act which would cause the representations or warranties of Target contained herein to be untrue or incorrect in any material respect;
(v)	hire any employee other than in the ordinary course of business;
(vi)
except for liabilities incurred and obligations under contracts entered into in the ordinary course of business, incur any obligation or liability (absolute or contingent), including, but not limited to, any debt or guarantee any such debt or issue or sell any debt securities or guarantee any debt securities of others;

(vii)	declare or make any payment or distribution to its stockholders (other than payment of compensation for services rendered, if applicable) or purchase or redeem any shares of capital stock;
(viii)	mortgage, pledge or subject to lien, charge or any other encumbrance, any asset, whether tangible or intangible, of Target;
(ix)
sell, lease or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any of its assets except in the ordinary course of business unless any such successor assumes any and all outstanding liabilities;

(x)	commit any act or omit to do any act which would cause a material breach of any agreement, contract or commitment which is listed in an Exhibit annexed to this Agreement; or
(xi)	commit any other act or omit to do any other act which would have a material adverse effect upon the business, or financial condition of Target.

(d) Conduct of Buyer Business Prior to the Closing Date. Between the date of this Agreement and the Closing Date, Buyer shall carry on its business in the ordinary course and in the same manner as heretofore conducted and shall preserve intact the existing business organization of Buyer, and use its best efforts to (i) keep available to Buyer the services of Buyer’s present officers, and (ii) preserve Buyer relationships, if any, with customers, suppliers and others having business dealings with Buyer, to the end that its goodwill and ongoing business shall not be materially impaired on the Closing Date. Except as set forth in the Buyer Disclosure Schedule or as provided for in this Agreement, Buyer shall not, without the prior written consent of Target:

(i)	make any change in the Certificate of Incorporation or By-Laws of Buyer;
(ii)	conduct the business of Buyer in any manner other than in the ordinary course;
(iii)	authorize or issue any capital stock or any rights, warrants, options or convertible securities to acquire such stock;
(iv)
pay any accrued and unpaid compensation, nor increase the compensation payable to, or to become payable by Buyer to any officer, director or employee or make any bonus, insurance, pension, or other benefit plan, payment or arrangement to or with any officer, director or employee;

(v)	hire any employee other than in the ordinary course of business;
(vi)
except for liabilities incurred and obligations under contracts entered into in the ordinary course of business, incur any obligation or liability (absolute or contingent), including, but not limited to, any debt or guarantee any such debt or issue or sell any debt securities or guarantee any debt securities of others;

(vii)	declare or make any payment or distribution to its stockholders or purchase or redeem any shares of capital stock;
(viii)	mortgage, pledge or subject to lien, charge or any other encumbrance, any asset, whether tangible or intangible, of Buyer;
(ix)
sell, lease or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any of its assets except in the ordinary course of business unless any such successor assumes any and all outstanding liabilities;

(x)	take any action or omit to do any act which would cause the representations or warranties of Buyer contained herein to be untrue or incorrect in any material respect;
(xi)	commit any act or omit to do any act which would cause a material breach of any agreement, contract or commitment which is listed in an Exhibit annexed to this Agreement; or
(xii)	commit any other act or omit to do any other act which would have a material adverse effect upon the business, financial condition or earnings of Buyer.

(e) Documents, Certificates, etc. to be Delivered at Closing.

(i) At the Closing, Target shall deliver the following items:

a.	the Target Certificate of Representations and Warranties signed by the President of Target; and
b.	Target’s Disclosure Schedule.

(ii) At the Closing, Buyer shall deliver the following items:

a.	Buyer Lock-Up Agreements signed by the Buyer Insiders;
b.
the legal opinion of the Buyer’s counsel relative to due organization of Buyer, authority of Buyer to enter into this Agreement, and valid issuance of the Buyer Shares in accordance with the terms of this Agreement, in a form reasonably satisfactory to Target;

c.	the Buyer Certificate of Representations and Warranties signed by the President of Buyer; and
d.	the resignations/termination of all agreements with the officers, directors, employees or consultants of Buyer.

7. Termination.

(a) Termination of Agreement.  Either of the Parties may terminate this Agreement with the prior authorization of its board of directors (whether before or after stockholder approval) as provided below:

(i) the Parties may terminate this Agreement by mutual written consent at any time prior to the Effective Time;

(ii) Buyer may terminate this Agreement by giving written notice to Target at any time prior to the Effective Time (A) in the event Target has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Buyer has notified Target of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before June 15, 2006, by reason of the failure of any condition precedent under Section 6 hereof (unless the failure results primarily from Buyer breaching any representation, warranty, or covenant contained in this Agreement);

(iii) Target may terminate this Agreement by giving written notice to Buyer at any time prior to the Effective Time (A) in the event Buyer has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Target has notified Buyer of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before June 15, 2006, by reason of the failure of any condition precedent under Section 6 hereof (unless the failure results primarily from Target breaching any representation, warranty, or covenant contained in this Agreement);

(iv) Either Party may terminate this Agreement by giving written notice to the other Party at any time prior to the Effective Time in the event Buyer’s Board or Target’s Board concludes that termination would be in the best interests of Buyer or Target, as the case may be, and its stockholders;

(v) any Party may terminate this Agreement by giving written notice to the other Party at any time prior to the Effective Time; or

(vi) any Party may terminate this Agreement by giving written notice to the other Party at any time after the Special Buyer Meeting or the Special Target Meeting in the event this Agreement and the Merger fail to receive the Requisite Buyer Stockholder Approval or the Requisite Target Stockholder Approval respectively.

(b) Effect of Termination.  If any Party terminates this Agreement pursuant to 7(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach); provided, however, that the confidentiality provisions contained in this Agreement shall survive any such termination.

(c) Fees and Expenses.

(i) Except as otherwise set forth herein, all Expenses shall be paid by the party incurring such Expenses, whether or not the actions contemplated by this Agreement are effectuated. For purposes of this Agreement, “Expenses” means all out-of-pocket expenses (including, without limitation, all fees and expenses of outside counsel, investment bankers, banks, other financial institutions, accountants, financial printers, proxy solicitors, exchange agents, experts and consultants to a party hereto) incurred by a party or on its behalf in connection with or related to the investigation, due diligence examination, authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, and the financing thereof and all other matters contemplated by this Agreement and the closing thereof, together with any out-of-pocket costs and expenses incurred by any party in enforcing any of its rights set forth in this Agreement, whether pursuant to litigation or otherwise.

(ii) If this Agreement is terminated (i) by Buyer pursuant to Section 7(a) or (ii) by Target pursuant to Section 7(a) then concurrently with any such termination of this Agreement, the terminating party shall pay to the non-terminating party an amount equal to $1,000 (the “Termination Fee”).

(iii) All amounts payable by Buyer or Target, as the case may be, pursuant to this Section 7 shall be paid in cash and in immediately available funds to such bank account as the recipient party may designate in writing to the paying party.

(iv) The parties agree that the agreements contained in this Section 7 and the payments contemplated thereby are an integral part of the transactions contemplated by this Agreement and that such payments represent the damages that the party receiving the payment will incur if the conditions giving rise to such payments shall occur and constitute liquidated damages and not a penalty and represent the exclusive remedy of the parties in the circumstances contemplated by such payment events; provided, however, that the foregoing limitations shall not be applicable or have any effect in the case of a termination of this Agreement by reason of a willful breach by Target, one the one hand, or Buyer, on the other, of a representation or warranty hereunder or a willful failure of Target, on the one hand, or Buyer, on the other, to perform their respective obligations under this Agreement, in which event the parties expressly agree that the payments contemplated by this Section 7(c)(iv) as the case may be, shall not be deemed liquidated damages and shall serve as payments towards, and not in lieu of, any other damages and legal remedies that may be available to, or asserted by, Buyer against Target and its Affiliates, or Target against Buyer, as the case may be, in such circumstances.

(d) Cooperation; Notice; Cure. Subject to compliance with applicable law, from the date of this Agreement until the Closing Date, each of the parties shall confer on a regular and frequent basis with one or more representatives of the other party to report on the general status of ongoing operations. Buyer shall promptly provide Target or its counsel with copies of all of its filings made with the SEC or with any governmental entity in connection with this Agreement, the transactions contemplated hereby and thereby. In this regard, each of Buyer and Target shall promptly comply with the other’s reasonable requests for documents, information and access to the other’s facilities, personnel, and representatives. Each of the parties shall notify the other of, and will use all commercially reasonable efforts to cure before the Closing Date, any event, transaction or circumstance, as soon as practical after it becomes known to such party, that causes or will cause any covenant or agreement of the parties pursuant to this Agreement to be breached or that renders or will render untrue any representation or warranty of the parties contained in this Agreement. Each of the parties shall also notify the other in writing of, and will use all commercially reasonable efforts to cure, before the Closing Date, any violation or breach, as soon as practical after it becomes known to such party, of any representation, warranty, covenant or agreement made by the parties. No notice given pursuant to this paragraph shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein.

(e) Survival of Representations, Warranties and Covenants. All covenants, agreements, representations and warranties made in or in connection with this Agreement shall survive the Closing Date hereof, and shall continue in full force and effect for two (2) years after the Closing Date, it being understood and agreed that each of such covenants, agreements, representations and warranties is of the essence of this Agreement and the same shall be binding upon and shall inure to the benefit of the parties hereto, its successors and assigns. Notwithstanding the foregoing, any representation or warranty concerning ERISA, environmental matters, or taxes shall continue in full force and effect for the duration of the applicable limitations period.

8. Miscellaneous.

(a) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure).

(b) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns; provided, however, that (i) the provisions in Section 2 above concerning issuance of the Buyer Shares and the provisions above concerning certain requirements for a tax-free reorganization are intended for the benefit of Target Stockholders and (ii) the provisions above concerning insurance and indemnification are intended for the benefit of the individuals specified therein and their respective legal representatives.

(c) Entire Agreement. This Agreement and all documents and instruments refereed to herein (a) constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (b) except as otherwise provided herein, are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. Each party hereto agrees that, except for the representations and warranties contained in this Agreement, neither Buyer or Target makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure to the other or the other’s representatives of any documentation or other with respect to any one or more of the foregoing.

(d) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

(e) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(f) Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) 1 business day after being sent to the recipient by reputable overnight courier service (charges pre-paid), (iii) 1 business day after being sent to the recipient by facsimile transmission or electronic mail, or (iv) 4 business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

If to Target:    Copy to:
Ethos Environmental   Michael M. Later
7015 Alamitos Ave.   3060 West Post Road
San Diego, California 92154  Las Vegas, Nevada
T: (619) 575-6800   T: (702) 456-1328
F: (619) 575-9300   F: (702) 263-4664

If to Buyer:    Copy to:
Victor Industries, Inc.   Luis Carrillo
180 S.W. Higgins Avenue  SteadyLaw Group
Missoula, Montana 59803  3580 Utah Street
T: (406) 549-2261   San Diego, California 92104
T: (619) 892-3006
F: (619) 330-1888

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

(g) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

(h) Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time with the prior authorization of their respective boards of directors; provided, however, that any amendment effected subsequent to stockholder approval will be subject to the restrictions contained in the Nevada Revised Statutes. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both of the Parties. No waiver by any Party of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the Party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such default, misrepresentation, or breach of warranty or covenant.

(i) Expenses. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

(j) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word including shall mean including without limitation.

(k) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

(l) Tax Disclosure Authorization. Notwithstanding anything herein to the contrary, the Parties (and each Affiliate and Person action on behalf of any Party) agree that each Party (and each employee, representative, and other agent of such Party) may disclose to any and all Persons, without limitation of any kind, the transaction's tax treatment and tax structure (as such terms are used in Code 6011 and 6112 and regulations thereunder) contemplated by this agreement and all materials of any kind (including opinions or other tax analyses) provided to such Party or such Person relating to such tax treatment and tax structure, except to the extent necessary to comply with any applicable federal or state securities laws; provided, however, that such disclosure may not be made until the earlier of date of (A) public announcement of discussions relating to the transaction, (B) public announcement of the transaction, or (C) execution of an agreement to enter into the transaction. This authorization is not intended to permit disclosure of any other information including (without limitation) (A) any portion of any materials to the extent not related to the transaction's tax treatment or tax structure, (B) the identities of participants or potential participants, (C) the existence or status of any negotiations, (D) any pricing or financial information (except to the extent such pricing or financial information is related to the transaction's tax treatment or tax structure), or (E) any other term or detail not relevant to the transaction's tax treatment or the tax structure.

(m) Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity, legality or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid, illegal or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid, illegal or unenforceable term or provision with a term or provision that is valid, legal and enforceable and that comes closest to expressing the intention of the invalid, illegal or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid, illegal or unenforceable term or provision with a valid, legal and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable term.

(n) Further Assurances. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

(o) Third Party Beneficiaries. This Agreement and all documents and instruments referred to herein, except as otherwise provided herein, are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(p) Confidentiality.

(i) Buyer, on its own behalf or on behalf of its directors, officers, employees, stockholders and/or other representatives and/or agents, recognize and acknowledge that they had in the past and currently have access to certain confidential information of Target which is valuable, special and unique to Target. Buyer agrees that, it will not use any of the confidential information for any purpose other than as contemplated by and in accordance with the terms of this Agreement and will not disclose such confidential information to any person, firm, corporation, association or other entity for any purpose or reason whatsoever, except (i) to Buyer and to authorized representatives of Buyer, and (ii) to counsel and other advisers and representatives of Buyer, provided that such advisors or representatives (other than counsel) agree in writing to the confidentiality provisions of this Section 8(q) of this Agreement, unless (1) such information becomes known to the public generally through no fault of Buyer, (2) disclosure is required by law or the order of any governmental authority under color of law, provided, that prior to disclosing any information pursuant to this Section 8(q) of this Agreement, Buyer shall, if possible, give prior written notice thereof to Target and provide Target with the opportunity to contest such disclosure, or (3) the disclosing party reasonably believes that such disclosure is required in connection with the defense of a lawsuit against the disclosing party. In the event of a breach or threatened breach by Buyer of the provisions of this Section 8(q) of this Agreement, Target shall be entitled to an injunction restraining Buyer from disclosing or using, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Target from pursuing any other available remedy for such breach or threatened breach, including the recovery of damages.

(ii) Target on its own behalf or on behalf of its respective directors, officers, employees, stockholders and/or other representatives and/or agents, recognizes and acknowledges that it had in the past and currently has access to certain confidential information of Buyer. which is valuable, special and unique to Buyer. Target agrees that, prior to the Closing Date, or if the transactions contemplated by this Agreement are not consummated, it will not use any of the confidential information for any purpose other than as contemplated by and in accordance with the terms of this Agreement and will not disclose such confidential information to any person, firm, corporation, association or other entity for any purpose or reason whatsoever, except (a) to Target and to authorized representatives of Target, and (b) to counsel and other advisers and representatives of Target, provided that such advisors or representatives (other than counsel) agree to the confidentiality provisions of this Section 8(q) of this Agreement, unless (1) such information becomes known to the public generally through no fault of Target, (2) disclosure is required by law or the order of any governmental authority under color of law, provided that prior to disclosing any information pursuant to this Section 8(q) of this Agreement, Target shall, if possible, give prior written notice thereof to Buyer and provide Buyer with the opportunity to contest such disclosure, or (3) the disclosing party reasonably believes that such disclosure is required in connection with the defense of a lawsuit against the disclosing party.. In the event of a breach or threatened breach by Target of the provisions of this Section 8(q) of this Agreement, Buyer shall be entitled to an injunction restraining Target from disclosing or using, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Buyer from pursuing any other available remedy for such breach or threatened breach, including the recovery of damages.

(q) Counterparts and Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission.

(r) Interpretation. When reference is made in this agreement to an article or a section, such reference shall be to an article or section of this Agreement, unless otherwise indicated. The table of contents, table of defined terms and headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” No summary of this Agreement prepared by any party shall affect the meaning or interpretation of this Agreement.

(s) Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. Such extension or waiver shall not be deemed to apply to any time for performance, inaccuracy in any representation or warranty, or noncompliance with any agreement or condition, as the case may be, other than that which is specified in the extension or waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

(t) Waiver of jury trial. Each of parties hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this agreement or the transactions contemplated hereby or the actions of Buyer or Target in the negotiation, administration, performance and enforcement of this agreement.

(u) Director and Officer Liability.

(i) Survival of Indemnification. Buyer and Target agree that all rights to indemnification and all limitations on liability existing in favor of any Indemnitee as provided in the Articles of Incorporation, Bylaws or any Indemnity Agreement involving Buyer or Target will survive the Merger and continue in full force and effect. To the extent permitted by (i) the Nevada Revised Statutes, or (ii) the Surviving Corporation’s Certificate of Incorporation and the Bylaws, advancement of Indemnitee Expenses pursuant to this Section 8(v) will be mandatory rather than permissive and the Surviving Corporation will advance Indemnitee Costs in connection with such indemnification. The Surviving Corporation will expressly assume and honor in accordance with their terms any agreement providing for indemnification of any Indemnitee previously made available for inspection by Parent in effect on the date of this Agreement (including any indemnity provisions contained in any agreement providing for the registration of securities) (each, an “Indemnity Agreement”).

(ii) Indemnification Surviving Corporation. In addition to the other rights provided for in this Section 8(v) and not in limitation thereof, from and after the Effective Time, the Surviving Corporation will, to the fullest extent permitted by applicable law, (i) indemnify and hold harmless the individuals who on or prior to the Effective Time were officers, directors or employees of the Surviving Corporation or any of its Subsidiaries, and the heirs, executors, trustees, fiduciaries and administrators of such officers, directors or employees (collectively, the “Indemnitees”) against all losses, Indemnitee Expenses (as hereinafter defined), claims, damages, liabilities, judgments, or amounts paid in settlement (collectively, “Indemnitee Costs”) in respect to any threatened, pending or completed claim, action, suit or proceeding, whether criminal, civil, administrative or investigative based on, or arising out of or relating to the fact that such person is or was a director, officer or employee of the Surviving Corporation or any of its Subsidiaries and arising out of acts or omissions occurring on or prior to the Effective Time (including, without limitation, in respect of acts or omissions in connection with this Agreement and the transactions contemplated hereby) (an “Indemnifiable Claim”) and (ii) advance to such Indemnitees all Indemnitee Expenses incurred in connection with any Indemnifiable Claim promptly after receipt of reasonably detailed statements therefor; provided, that, the person to whom Indemnitee Expenses are to be advanced would be required to repay such advances if it is ultimately determined that such person is not entitled to indemnification from the Surviving Corporation. The Surviving Corporation will not be liable for any settlement effected without its written consent (which consent will not be unreasonably withheld or delayed). Except as otherwise may be provided pursuant to any Indemnity Agreement, the Indemnitees as a group may retain only one law firm with respect to each related matter except to the extent there is, in the opinion of counsel to an Indemnitee, under applicable standards of professional conduct, a conflict on any significant issue between positions of any two or more Indemnitees. For the purposes of this Section 8(v), “Indemnitee Expenses” will include reasonable attorneys' fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Indemnifiable Claim.

(iii) Binding Effect on Successors and Assigns. Notwithstanding any other provisions hereof, the obligations of the Surviving Corporation in this Section 5.11 will be binding upon the successors and assigns of the Surviving Corporation. In the event the Surviving Corporation or any of its respective successors or assigns (i) consolidates with or merges into any other person or (ii) transfers all or substantially all of its properties or assets to any person, then, and in each case, proper provision will be made so that successors and assigns of the Surviving Corporation, as the case may be, honor the indemnification obligations set forth in this Section 8(v).

(iv) Termination or Modification of Indemnification Obligations. The obligations of the Surviving Corporation under this Section 8(v) will not be terminated or modified in such a manner as to adversely affect any Indemnitee to whom this Section 8(v) applies without the consent of such affected Indemnitee (it being expressly agreed that the Indemnitees to whom this Section 8(v) applies will be third party beneficiaries of this Section 8(v)).

(v) Advancement of Indemnitee Expenses. The Surviving Corporation will advance all Indemnitee Expenses to any Indemnitee incurred by enforcing the indemnity or other obligations provided for in this Section 8(v).

(vi) Continuation of Insurance Policy. For a period of six years after the Effective Time, the Surviving Corporation will cause to be maintained in effect the current directors and officers liability insurance policies maintained by the Surviving Corporation (provided that Surviving Corporation may substitute policies of at least the same coverage with other terms and conditions that are no less advantageous to the Indemnitee, and provided further that the annual premiums to be paid with respect to the maintenance of such policies during such six year period will not exceed one hundred fifty percent (150%) of the annual premium paid by the Surviving Corporation for such policies as of the date of this Agreement with respect to claims arising from facts or events that occurred prior to the Effective Time.

[REMAINER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Victor Industries, Inc. (“Buyer”)    Ethos Environmental, Inc. (“Target”)

________________________________   _________________________________
By: Lana Pope, Chief Executive Officer   By: Enrique De Vilmorin

Dated:_______________    Dated:_________________

ANNUAL MEETING OF STOCKHOLDERS OF
VICTOR INDUSTRIES, INC.
DATE:__________________
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible
â Please detach along perforated line and mail in the envelope provided â
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 6 & 7. PLEASE SIGN, DATE AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
1.	To approve the appointment of Lana Pope and David Boulter as Directors of the Company for the term of one year or until their successors are duly appointed.	☐	☐	☐

2.	To approve the appointment of Peterson Sullivan, PLLC, as the Company’s independent auditors for fiscal year end December 31, 2006.	☐	☐	☐

3.
To approve the filing of a Certificate of Amendment with the Secretary of State of Idaho in order to effect a reverse stock split of the Company’s issued and outstanding common stock, a range from one new share for one hundred (1:500) to one new share for one thousand currently issued and outstanding shares (1:1200) of the Company’s common stock.
		☐	☐	☐

4.	To approve the merger of the Company with and into its wholly-owned Nevada subsidiary, Victor Nevada, Inc., for the sole purpose of changing the Company’s State of domicile.	☐	☐	☐

5.
To approve the Acquisition Agreement & Plan of Reorganization whereby the Company shall acquire all of the issues and outstanding shares of common stock of Ethos Environmental, Inc., a Nevada corporation solely for shares of the Company’s post-reverse split Common Stock.
		☐	☐	☐

6.	To approve the proposed sale of the Company’s wholly-owned subsidiary New Wave Media, a Nevada corporation.	☐	☐	☐

7.	To approve such other business as may properly come before the annual meeting.	☐	☐	☐
YOUR VOTE IS IMPORTANT!
PLEASE VOTE, SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature of Stockholder	Date:	Signature of Stockholder	Date

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

VICTOR INDUSTRIES, INC.

Proxy for Annual Meeting of Stockholders Solicited on Behalf of the Board of Directors

The undersigned stockholder of Victor Industries, Inc., an Idaho corporation (the “Company”), hereby appoints LANA J. POPE and DAVID BOULTER, or either of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on [], at 10:00 A.M., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” approval of all matters listed on the reverse side hereof. The proxy holders are authorized to vote in their discretion on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof.

(Continued and to be signed on the reverse side)